 As Filed With the Securities and Exchange Commission on April 30, 2002

                                                               File No. 33-23166
                                                                    811-5624
----------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                   ----------------

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / /
                           POST-EFFECTIVE AMENDMENT NO. 48                  /X/

                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/
                                   AMENDMENT NO. 49

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
              ----------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                             1221 Avenue of the Americas
                              New York, New York 10020
                     ------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

                   (Area Code and Telephone Number): (800) 548-7786
                                                     --------------

                               Ronald E. Robison
                      Morgan Stanley Investment Management Inc.
               1221 Avenue of the Americas, New York, New York 10020
         -----------------------------------------------------------------
                       (Name and Address of Agent for Service)

                                       Copy to:


Ronald E. Robison                                       Stuart M. Strauss, Esq.
Morgan Stanley Investment Management Inc.                Mayer, Brown, Rowe & Maw
1221 Avenue of the Americas                              1675 Broadway
New York, NY 10020                                       New York, NY 10019


--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----
       X  on May 1, 2002 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(1)
     ----
          75 days after filing pursuant to paragraph (a)(2)
     ----
          on [ date]  pursuant to paragraph (a) of Rule 485.
     ----

--------------------------------------------------------------------------------

                                                PROSPECTUS

                                                MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ASIAN EQUITY PORTFOLIO
The Asian Equity Portfolio
seeks long-term capital
appreciation by investing
primarily in equity securities
of Asian issuers.
-------------------------------

JAPANESE VALUE EQUITY PORTFOLIO
The Japanese Value Equity
Portfolio seeks long-term
capital appreciation by
investing primarily in equity
securities of Japanese
issuers.
-------------------------------
                                   INVESTMENT ADVISER
                                   MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                   --------------------------------------------
                                   DISTRIBUTOR
                                   MORGAN STANLEY & CO. INCORPORATED
                                   --------------------------------------------

                                   Morgan Stanley Institutional Fund, Inc. (the
                                   "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning Investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios").

                                   --------------------------------------------
                                   The Securities and Exchange Commission (the
                                   "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                          PAGE
PORTFOLIOS
Asian Equity                                                                 1
------------------------------------------------------------------------------
Japanese Value Equity                                                        3
------------------------------------------------------------------------------
Additional Risk Factors and Information                                      5
------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                          7
------------------------------------------------------------------------------
FUND MANAGEMENT                                                              9
------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                     10
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                        13
------------------------------------------------------------------------------
Asian Equity Portfolio                                                      13
------------------------------------------------------------------------------
Japanese Value Equity Portfolio                                             15
------------------------------------------------------------------------------

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                             Investment Summary

ASIAN EQUITY PORTFOLIO

OBJECTIVE

THE ASIAN EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ASIAN ISSUERS.


APPROACH

Morgan Stanley Investment Management seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers in Asian countries, excluding Japan. Morgan Stanley Investment Management employs a disciplined approach to security selection, focusing on larger companies with strong management teams, reasonable valuation and attractive growth characteristics. Morgan Stanley Investment Management evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets.


PROCESS

Morgan Stanley Investment Management emphasizes its internal research of the leading companies as the basis for stock selection. This research process encompasses analysis of historical financial statements, identification of the potential for future earnings and cash flows, valuation of key assets, discussions with analysts to determine consensus expectations and an evaluation of the strength and depth of management. Visits with management are central to this process. Depending on the type of company, factors considered in selecting securities include analyses of the following ratios: price-to-sales, price-to-earnings, price-to-cash flow, price-to-book value and price-to-replacement value of assets. Morgan Stanley Investment Management combines bottom-up stock evaluation with an analysis of risk factors and opportunities within individual Asian countries. The team evaluates macroeconomic and political factors when determining overall exposures within individual countries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of Asian issuers (excluding Japanese issuers). Morgan Stanley Investment Management considers a company to be Asian if its securities are traded on a recognized stock exchange in Asia, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in an Asian country or if it is organized or has a principal office in an Asian country.


RISKS

Investing in the Asian Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Asian countries, excluding Japan. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on July 1, 1991

1992         26.42
1993        105.71
1994        -15.81
1995          6.87
1996          3.49
1997        -48.29
1998        -11.38
1999         81.00
2000        -40.65
2001         -3.69

HIGH QUARTER        (Q4 '99)             49.56%
----------------------------------------------
LOW QUARTER         (Q3 '01)            -37.43%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                               PAST          PAST         PAST       SINCE
                                                            ONE YEAR   FIVE YEARS    TEN YEARS   INCEPTION
CLASS A (commenced operations on July 1, 1991)
---------------------------------------------------------------------------------------------------------------
Return before Taxes                                            -3.69%      -13.87%        1.06%       1.71%
---------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                            -3.94%      -14.29%        0.23%       0.60%
---------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                                        -2.25%      -10.39%        1.13%       1.39%
---------------------------------------------------------------------------------------------------------------
MSCI All Country Far East Free ex-Japan Index                  -2.24%      -11.91%        2.75%       3.32%
---------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
---------------------------------------------------------------------------------------------------------------
Return before Taxes                                            -3.89%      -14.13%         N/A      -11.49%
---------------------------------------------------------------------------------------------------------------
MSCI All Country Far East Free ex-Japan Index                  -2.24%      -11.91%         N/A       -8.48%
---------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes China, Indonesia, Hong Kong, the Philippines, South Korea, Singapore, Taiwan and Thailand.

consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of Asian issuers, may underperform relative to other sectors or the overall market.

Investing in Asian countries, particularly emerging market Asian countries, entails the risk that news and events unique in Asia and Asian countries will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in Asia. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United Sates. In addition, the Portfolio's investments in Asian countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to Asian markets.


Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                             Investment Summary

JAPANESE VALUE EQUITY PORTFOLIO

OBJECTIVE
THE JAPANESE VALUE EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF JAPANESE ISSUERS.

APPROACH

Morgan Stanley Investment Management seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of Japanese issuers that it believes are undervalued relative to their intrinsic assets, cash flow and earnings potential.

PROCESS

Morgan Stanley Investment Management conducts a quantitative screening of Japanese companies, most with market capitalizations of generally $300 million or more. The screening is designed to identify undervalued issuers, based on price-to-book value, price-to-cash flow and other value-oriented criteria. Morgan Stanley Investment Management analysts conduct fundamental analysis on the 25% of companies that the quantitative screening indicates are most undervalued, with an emphasis on financial structure, strategic value of assets, business franchise, product line and management quality and focus. Company visits also are a normal part of the investment process. Morgan Stanley Investment Management closely monitors companies that are no longer among the 25% most undervalued and generally sells the securities following a material fundamental disappointment in earnings or when they are no longer among the one-third most undervalued securities.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of Japanese issuers. Morgan Stanley Investment Management considers a company to be Japanese if its securities are traded on a recognized stock exchange in Japan, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in Japan or if it is organized or has a principal office in Japan.


RISKS

Investing in the Japanese Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Japan. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of Japanese


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on April 25, 1994

1995    -3.64
1996    -1.40
1997    -9.23
1998     8.82
1999    63.75
2000   -23.69
2001   -29.96

HIGH QUARTER            (Q2 '97)        25.58%
----------------------------------------------
LOW QUARTER             (Q3 '01)        21.39%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                              PAST         PAST      SINCE
                                                          ONE YEAR   FIVE YEARS  INCEPTION
--------------------------------------------------------------------------------------------
CLASS A (commenced operations on April 25, 1994)
Return before Taxes                                        -29.96%       -2.87%     -2.74%
--------------------------------------------------------------------------------------------
Return after Taxes on Distributions                        -30.35%       -4.76%     -4.72%
--------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
Fund Shares                                                -18.10%       -3.07%     -2.96%
--------------------------------------------------------------------------------------------
MSCI Japan Index                                           -29.40%       -8.06%     -7.06%
--------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------
Return before Taxes                                        -30.15%       -3.19%     -2.94%
--------------------------------------------------------------------------------------------
MSCI Japan Index                                           -29.40%       -8.06%     -9.24%
--------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index of common stocks.

issuers, may underperform relative to other sectors or the overall market. Because the Portfolio concentrates its investments in equity securities of Japanese issuers, the value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in Japan.


The Portfolio's investments in a foreign country entail the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments generally will be denominated in foreign currencies, particularly the yen. As a result, changes in the value of the yen compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                             Investment Summary

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY
The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of market volatility, there is a risk that you might lose money by investing in a Portfolio.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain or modify exposure to an entire market (E.G., stock index futures) or to control their exposure to changing foreign currency exchange rates.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


INVESTMENT DISCRETION
In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.
----------

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Asian Equity Portfolio may engage in frequent trading of securities to achieve its investment objective.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                            Fees and Expenses of the Portfolios

FEES AND EXPENSES OF THE PORTFOLIOS


2001 ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                          ASIAN       JAPANESE
                                                                                         EQUITY   VALUE EQUITY
                                                                                      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                                           2.00%          2.00%
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
--------------------------------------------------------------------------------------------------------------
Class A                                                                                   0.80%          0.80%
--------------------------------------------------------------------------------------------------------------
Class B                                                                                   0.80%          0.80%
--------------------------------------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------------------------------------
Class A                                                                                   None           None
--------------------------------------------------------------------------------------------------------------
Class B                                                                                   0.25%          0.25%
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------------------
Class A                                                                                   1.03%          0.46%
--------------------------------------------------------------------------------------------------------------
Class B                                                                                   1.03%          0.46%
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
Class A                                                                                   1.83%          1.26%
--------------------------------------------------------------------------------------------------------------
Class B                                                                                   2.08%          1.51%
--------------------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.

* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that annual operating expenses, excluding certain investment related expenses, as described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.


  In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or reimbursements would exceed the expense ratios shown above.

  For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors, including certain investment related expenses, were 1.18% for Class A shares and 1.43% for Class B shares of the Asian Equity Portfolio and 1.02% for Class A shares and 1.27% for Class B shares of the Japanese Value Equity Portfolio. Excluding investment related expenses, the total operating expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares for the Portfolios.



  Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers, and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.

----------

EXAMPLE


                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Class A                                                        $186         $576         $990         $2,148
------------------------------------------------------------------------------------------------------------
Class B                                                        $211         $652       $1,119         $2,410
------------------------------------------------------------------------------------------------------------
JAPANESE VALUE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Class A                                                        $128         $400         $692         $1,523
------------------------------------------------------------------------------------------------------------
Class B                                                        $154         $477         $824         $1,802
------------------------------------------------------------------------------------------------------------


[SIDENOTE]





The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

----------

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                                Fund Management


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001

(net of waivers and as a percentage of average net assets)


                                                         ASIAN       JAPANESE
                                                        EQUITY   VALUE EQUITY
                                                     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------
CLASS A                                                  0.15%          0.57%
-----------------------------------------------------------------------------
CLASS B                                                  0.15%          0.57%
-----------------------------------------------------------------------------



PORTFOLIO MANAGEMENT

ASIAN EQUITY PORTFOLIO
The Portfolio's assets are managed by the Emerging Markets and Asian Equity Teams. Current members of the teams include Ashutosh Sinha, Executive Director, Hahn Sull, Executive Director, and Narayan Ramachandran, Managing Director.


JAPANESE VALUE EQUITY PORTFOLIO

The Portfolio's assets are managed by the Japan Equity Team. Current members of the team include John R. Alkire, Managing Director, and Kunihiko Sugio, Managing Director.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS


                                                        Shareholder Information


SHAREHOLDER INFORMATION (Cont'd)


OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares of a Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.


Shares of a Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+

International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio

Fixed Income III Portfolio++

Global Fixed Income II Portfolio

High Yield II Portfolio++

Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

* Portfolio is currently closed to new investors
+ Portfolio is not operational

++Portfolio may be reorganized subject to shareholder approval

DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                           Financial Highlights

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


ASIAN EQUITY PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
CLASS A                                                      2001       2000      1999       1998       1997
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                        $8.53     $14.39      $8.01      $9.43     $18.73
--------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                     0.06       0.03       0.06       0.12       0.14
Net Realized and Unrealized Gain (Loss) on Investments     (0.38)     (5.87)       6.42     (1.24)     (8.93)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.32)     (5.84)       6.48     (1.12)     (8.79)
==============================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.05)     (0.02)     (0.10)     (0.30)    (0.00)+
In Excess of Net Investment Income                        (0.00)+          -          -          -          -
In Excess of Net Realized Gain                                  -          -          -          -     (0.51)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.05)     (0.02)     (0.10)     (0.30)     (0.51)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $8.16      $8.53     $14.39      $8.01      $9.43
==============================================================================================================
TOTAL RETURN                                              (3.69)%   (40.65)%     81.00%   (11.38)%   (48.29)%
==============================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $45,489    $56,330   $103,513    $51,334    $85,503
Ratio of Expenses to Average Net Assets(1)                  1.18%      1.06%      1.07%      1.19%      1.12%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of Net Investment Income to Average Net Assets(1)     0.71%      0.21%      0.58%      1.36%      0.47%
Portfolio Turnover Rate                                       94%       101%       197%       151%       107%
--------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                $0.06      $0.04      $0.06      $0.05      $0.05
  Ratios before expense limitation:
  Expenses to Average Net Assets                            1.83%      1.32%      1.61%      1.79%      1.31%
  Net Investment Income (Loss) to Average Net Assets        0.06%    (0.05)%      0.04%      0.76%      0.29%
--------------------------------------------------------------------------------------------------------------


+ Amount is less than $0.01 per share.

ASIAN EQUITY PORTFOLIO


                                                                           YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------
CLASS B                                                      2001++     2000      1999        1998       1997
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $8.44    $14.28     $7.97       $9.40     $18.74
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations

Net Investment Income (Loss)(2)                              (0.13)    (0.06)      0.05        0.07       0.03
Net Realized and Unrealized Gain (Loss) on Investments       (0.20)    (5.76)      6.34      (1.20)     (8.86)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (0.33)    (5.82)      6.39      (1.13)     (8.83)
==============================================================================================================

DISTRIBUTIONS

Net Investment Income                                        (0.02)    (0.02)    (0.08)      (0.30)    (0.00)+
Net Realized Gain                                           (0.00)+        -         -           -          -
In Excess of Net Realized Gain                                    -        -         -           -     (0.51)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.02)    (0.02)    (0.08)      (0.30)     (0.51)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $8.09     $8.44    $14.28       $7.97      $9.40
==============================================================================================================
TOTAL RETURN                                                (3.89)%  (40.74)%    79.95%    (11.53)%   (48.48)%
==============================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                          $666    $1,183    $2,828      $1,487     $1,468
Ratio of Expenses to Average Net Assets(2)                    1.43%     1.31%     1.32%       1.47%      1.37%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                  1.25%     1.25%     1.25%       1.25%      1.25%
Ratio of Net Investment Income to Average Net Assets(2)       0.49%     0.02%     0.33%       1.06%      0.18%
Portfolio Turnover Rate                                         94%      101%      197%        151%       107%
--------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                  $0.08     $0.04     $0.08       $0.04      $0.04
  Ratios before expense limitation:
  Expenses to Average Net Assets                              2.05%     1.57%     1.87%       2.07%      1.56%
  Net Investment Income (Loss) to Average Net Assets        (0.16)%   (0.23)%   (0.22)%       0.46%    (0.01)%
--------------------------------------------------------------------------------------------------------------



 + Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 2001 are based on average shares outstanding.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                           Financial Highlights

JAPANESE VALUE EQUITY PORTFOLIO


                                                                           YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
CLASS A                                                      2001+     2000       1999+      1998       1997
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $7.62    $10.12      $6.18      $5.89      $7.96
--------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                             (0.01)    (0.02)     (0.02)       0.04       0.17
Net Realized and Unrealized Gain (Loss) on Investments      (2.25)    (2.37)       3.96       0.48     (0.94)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (2.26)    (2.39)       3.94       0.52     (0.77)
==============================================================================================================

DISTRIBUTIONS

Net Investment Income                                       (0.09)    (0.03)          -     (0.23)     (1.30)
In Excess of Net Investment Income                          (0.02)    (0.08)          -          -          -
--------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.11)    (0.11)          -     (0.23)     (1.30)
Net Asset Value, End of Period                               $5.25     $7.62     $10.12      $6.18      $5.89
==============================================================================================================
TOTAL RETURN                                              (29.96)%  (23.69)%     63.75%      8.82%    (9.23)%
==============================================================================================================

Ratios and Supplemental Data:
==============================================================================================================
Net Assets, End of Period (Thousands)                      $22,921   $56,306    $73,666    $57,755    $77,086
--------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(1)                   1.02%     1.03%      1.01%      1.11%      1.06%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                 1.00%     1.00%      1.00%      1.00%      1.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(1)                                 (0.21)%   (0.29)%    (0.28)%      0.03%    (0.21)%
Portfolio Turnover Rate                                        14%       14%        26%        66%        40%
--------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income (loss)          $0.02     $0.01      $0.01      $0.01      $0.01
  Ratios before expense limitation:
  Expenses to Average Net Assets                             1.26%     1.12%      1.14%      1.30%      1.14%
  Net Investment Loss to Average Net Assets                (0.45)%   (0.38)%    (0.41)%    (0.14)%    (0.28)%
--------------------------------------------------------------------------------------------------------------



+ Per share amounts for the years ended December 31, 2001 and 1999 are based on average shares outstanding.

JAPANESE VALUE EQUITY PORTFOLIO


                                                                           YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------
CLASS B                                                       2001+      2000      1999+      1998      1997
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $7.54     $10.02     $6.13       $5.87     $7.94
--------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(2)                              (0.03)       0.02      0.08      (0.09)      0.09
Net Realized and Unrealized Gain (Loss) on Investments       (2.22)     (2.41)      3.81        0.58    (0.89)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (2.25)     (2.39)      3.89        0.49    (0.80)
==============================================================================================================

DISTRIBUTIONS

Net Investment Income                                        (0.09)     (0.09)         -      (0.23)    (1.27)
In Excess of Net Investment Income                           (0.02)          -         -           -         -
--------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.11)     (0.09)         -      (0.23)    (1.27)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $5.18      $7.54    $10.02       $6.13     $5.87
==============================================================================================================
TOTAL RETURN                                               (30.15)%   (23.93)%    63.46%       8.33%   (9.64)%
==============================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $1,057    $ 3,851   $ 3,538     $ 1,083   $ 1,703
--------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(2)                    1.27%      1.28%     1.26%       1.36%     1.31%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                  1.25%      1.25%     1.25%       1.25%     1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(2)                                  (0.50)%    (0.54)%   (0.57)%     (0.25)%   (0.53)%
Portfolio Turnover Rate                                         14%        14%       26%         66%       40%
(2)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                  $0.02    $0.00++     $0.01       $0.02     $0.01
  Ratios before expense limitation:
  Expenses to Average Net Assets                              1.51%      1.37%     1.39%       1.55%     1.38%
  Net Investment Loss to Average Net Assets                 (0.74)%    (0.62)%   (0.67)%     (0.42)%   (0.60)%
--------------------------------------------------------------------------------------------------------------



 + Per share amounts for the years ended December 31, 2001 and 1999 are based on average shares outstanding.

++ Amount is less than $0.01 per share.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS



                             ADDITIONAL INFORMATION


WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                     PROSPECTUS

                                                                    MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

GLOBAL VALUE EQUITY PORTFOLIO
The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

-------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

-------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO
The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

-------------------------------------------------------------------------------

EUROPEAN VALUE EQUITY PORTFOLIO
The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

                                       INVESTMENT ADVISER
                                       MORGAN STANLEY INVESTMENT MANAGEMENT INC.

                                       -----------------------------------------

                                       DISTRIBUTOR MORGAN STANLEY & CO.
                                       INCORPORATED

                                       -----------------------------------------

                                       Morgan Stanley Institutional Fund, Inc.
                                       (the "Fund")is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios"), except that the International Small Cap Portfolio offers only Class A shares.

                                       -----------------------------------------

                                       The Securities and Exchange Commission
                                       (the "Commission") has not approved or
                                       disapproved these securities or passed
                                       upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE
PORTFOLIOS

Global Value Equity                                                            1
--------------------------------------------------------------------------------
International Equity                                                           3
--------------------------------------------------------------------------------
International Small Cap                                                        5
--------------------------------------------------------------------------------
European Value Equity                                                          7
--------------------------------------------------------------------------------
Additional Risk Factors and Information                                        9
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                           11
--------------------------------------------------------------------------------
FUND MANAGEMENT                                                               13
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                       14
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          17
--------------------------------------------------------------------------------
Global Value Equity Portfolio                                                 17
--------------------------------------------------------------------------------
International Equity Portfolio                                                19
--------------------------------------------------------------------------------
International Small Cap Portfolio                                             21
--------------------------------------------------------------------------------
European Value Equity Portfolio                                               22
--------------------------------------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

GLOBAL VALUE EQUITY PORTFOLIO

OBJECTIVE
THE GLOBAL VALUE EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS THROUGHOUT THE WORLD, INCLUDING U.S. ISSUERS.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.


PROCESS

Morgan Stanley Investment Management selects securities for investment primarily from a universe of issuers in developed markets. Morgan Stanley Investment Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of an issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities.


RISKS
Investing in the Global Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result,


PERFORMANCE (CLASS A SHARES)
Commenced operations on July 15, 1992


[CHART]

                1993        44.24%
                1994         6.95%
                1995        18.66%
                1996        22.83%
                1997        23.75%
                1998        14.60%
                1999         4.01%
                2000        11.75%
                2001        -8.36%

HIGH QUARTER         (Q4 '95)         17.94%
LOW QUARTER          (Q3 '98)        -12.74%

AVERAGE ANNUAL TOTAL RETURNS


(for the year ended December 31, 2001)



                                                                      PAST         PAST       SINCE
                                                                   ONE YEAR  FIVE YEARS   INCEPTION
CLASS A (commenced operations on July 15, 1992)
----------------------------------------------------------------------------------------------------
Return before Taxes                                                  -8.36%       8.60%       13.48%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                  -8.76%       6.14%       11.02%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares          -5.10%       6.48%       10.62%
----------------------------------------------------------------------------------------------------
MSCI World Index                                                    -16.82%       5.37%        9.00%
----------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------------
Return before Taxes                                                  -8.58%       8.30%       10.47%
----------------------------------------------------------------------------------------------------
MSCI World Index                                                    -16.82%       5.37%        6.60%
----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market.
The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of common stocks designed to measure international equity market performance. The MSCI World Index includes securities representative of the market structure of over 20 developed market countries in North America, Europe, and the Asia/Pacific region.

changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE
THE INTERNATIONAL EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF NON-U.S. ISSUERS.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of issuers it believes are undervalued. The Adviser focuses on developed markets, but it may invest in emerging markets.


PROCESS

Morgan Stanley Investment Management selects issuers from a universe comprised of approximately 2,600 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities.


RISKS

Investing in the International Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of foreign issuers, may underperform relative to other sectors or the overall market.


Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result,


PERFORMANCE (CLASS A SHARES)
Commenced operations on August 4, 1989


[CHART]

                1992        -2.92%
                1993        46.50%
                1994        12.39%
                1995        11.77%
                1996        19.64%
                1997        13.91%
                1998        18.30%
                1999        16.91%
                2000         9.29%
                2001        -9.74%

HIGH QUARTER         (Q1 '98)         16.49%
LOW QUARTER          (Q3 '98)        -12.92%

AVERAGE ANNUAL TOTAL RETURNS


(for the year ended December 31, 2001)



                                                                        PAST     PAST     PAST
                                                                         ONE     FIVE      TEN       SINCE
                                                                        YEAR    YEARS    YEARS   INCEPTION
CLASS A (commenced operations on August 4, 1989)
-----------------------------------------------------------------------------------------------------------
Return before Taxes                                                    -9.74%    9.09%   12.75%      10.85%
-----------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                   -10.56%    6.56%   10.57%       9.02%
-----------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares            -5.57%    6.97%   10.22%       8.72%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                       -21.44%    0.89%    4.46%       2.81%
-----------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
-----------------------------------------------------------------------------------------------------------
Return before Taxes                                                    -9.83%    8.99%     n/a       10.53%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                       -21.44%    0.89%     n/a        1.73%
-----------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.
The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

INTERNATIONAL SMALL CAP PORTFOLIO

OBJECTIVE
THE INTERNATIONAL SMALL CAP PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF SMALL NON-U.S. COMPANIES.

APPROACH


Morgan Stanley Investment Management seeks to maintain a diversified portfolio of equity securities of small non-U.S. issuers based on individual stock selection. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of issuers it believes are undervalued.


PROCESS

Morgan Stanley Investment Management selects issuers from a universe comprised of small cap companies (those with total market capitalizations of $4 billion or less) in non-U.S. markets, focusing on companies with market capitalizations of generally less than $2 billion. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon Morgan Stanley Investment Management's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.


RISKS

Investing in the International Small Cap Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of small non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of smaller foreign issuers, may underperform relative to other sectors or the overall market.



PERFORMANCE (CLASS A SHARES)
Commenced operations on December 15, 1992


[CHART]

                1993        45.34%
                1994         5.25%
                1995         2.60%
                1996        16.82%
                1997        -0.55%
                1998         4.25%
                1999        39.34%
                2000        -2.92%
                2001        -5.94%

HIGH QUARTER         (Q1 '93)         17.46%
LOW QUARTER          (Q3 '98)        -18.68%

AVERAGE ANNUAL TOTAL RETURNS


(for the year ended December 31, 2001)



                                                               PAST         PAST      SINCE
                                                           ONE YEAR   FIVE YEARS  INCEPTION
CLASS A (commenced operations on December 15, 1992)
-------------------------------------------------------------------------------------------
Return before Taxes                                           -5.94%        5.71%     10.36%
-------------------------------------------------------------------------------------------
Return after Taxes on Distributions                           -6.94%        3.53%      8.80%
-------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares   -3.38%        4.06%      8.33%
-------------------------------------------------------------------------------------------
MSCI EAFE Small Cap Index                                    -14.29%       -6.17%      0.62%
-------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio's Class A shares year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) EAFE Small Cap Index is an unmanaged, market value-weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.

The risk of investing in equity securities is intensified in the case of the small cap companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Small cap companies may themselves be more vulnerable to economic or company specific problems.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

EUROPEAN VALUE EQUITY PORTFOLIO

OBJECTIVE
THE EUROPEAN VALUE EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF EUROPEAN ISSUERS.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of equity securities of European issuers based on individual stock selection. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued European issuers.


PROCESS

Morgan Stanley Investment Management selects issuers from a universe of approximately 2,000 European companies. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of issuers in European countries. Morgan Stanley Investment Management considers a company to be European if (i) its securities are traded on a recognized stock exchange in Europe, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a European country, or (iii) it is organized under the laws of, or has a principal office in a European country.


RISKS

Investing in the European Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of European issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In



PERFORMANCE (CLASS A SHARES)
Commenced operations on April 2, 1993


[CHART]

                1994        10.88%
                1995        11.85%
                1996        22.29%
                1997        17.88%
                1998         8.09%
                1999         9.60%
                2000         7.38%
                2001       -13.47%

HIGH QUARTER    (Q1 '98)    18.37%
LOW QUARTER     (Q3 '98)   -21.00%

AVERAGE ANNUAL TOTAL RETURNS


(for the year ended December 31, 2001)



                                                                     PAST         PAST       SINCE
                                                                 ONE YEAR   FIVE YEARS   INCEPTION
CLASS A (commenced operations on April 2, 1993)
--------------------------------------------------------------------------------------------------
Return before Taxes                                                -13.47%        5.35%      11.24%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                -15.01%        2.44%       8.81%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares         -7.36%        4.04%       8.97%
--------------------------------------------------------------------------------------------------
MSCI Europe Index                                                  -19.90%        6.24%      10.80%
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------
Return before Taxes                                                -13.71%        5.09%       7.56%
--------------------------------------------------------------------------------------------------
MSCI Europe Index                                                  -19.90%        6.24%       8.47%
--------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.

addition, at times the Portfolio's market sector, equity securities of European issuers, may underperform relative to other sectors or the overall market.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in European countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

ADDITIONAL RISK FACTORS
AND INFORMATION


PRICE VOLATILITY
The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

EMERGING MARKET RISKS
The Portfolios may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS


The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.


[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information (OSAIO), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

----------

RISKS OF DERIVATIVES


The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


INVESTMENT DISCRETION
In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER


Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Fees and Expenses of the Portfolios

FEES AND EXPENSES
OF THE PORTFOLIOS


2001 ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                                           EUROPEAN
                                                              GLOBAL     INTERNATIONAL  INTERNATIONAL        VALUE
                                                        VALUE EQUITY            EQUITY      SMALL CAP        EQUITY
                                                           PORTFOLIO         PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                 2.00%             2.00%          2.00%         2.00%
--------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES* (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------------------------
Class A                                                         0.80%             0.80%          0.95%         0.80%
--------------------------------------------------------------------------------------------------------------------
Class B                                                         0.80%             0.80%           n/a          0.80%
--------------------------------------------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------------------------------------------
Class A                                                         None              None           None          None
--------------------------------------------------------------------------------------------------------------------
Class B                                                         0.25%             0.25%           n/a          0.25%
--------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------------------------
Class A                                                         0.36%             0.21%          0.24%         0.51%
--------------------------------------------------------------------------------------------------------------------
Class B                                                         0.36%             0.21%           n/a          0.51%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
Class A                                                         1.16%             1.01%          1.19%         1.31%
--------------------------------------------------------------------------------------------------------------------
Class B                                                         1.41%             1.26%           n/a          1.56%
--------------------------------------------------------------------------------------------------------------------


n/a Not applicable.

+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares of the Global Value Equity, International Equity and European Value Equity Portfolios, and 1.15% for Class A shares of the International Small Cap Portfolio.

   In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

   For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors, including certain investment related expenses, were 1.01% for Class A shares and 1.26% for Class B shares of the Global Value Equity Portfolio, 1.15% for Class A shares of the International Small Cap Portfolio, and 1.07% for Class A shares and 1.32% for Class B shares of the European Value Equity Portfolio. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.15% for Class A shares of the International Small Cap Portfolio and 1.00% for Class A shares and 1.25% for Class B shares of the Global Value Equity and European Value Equity Portfolios. Total operating expenses for the International Equity Portfolio did not exceed the amounts shown above and accordingly, total operating expenses incurred by investors in the Portfolio were as shown in the table above.


   Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.

----------

EXAMPLE


                                                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
GLOBAL VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Class A                                                          $118          $368         $638        $1,409
-------------------------------------------------------------------------------------------------------------
Class B                                                          $144          $446         $771        $1,691
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Class A                                                          $103          $322         $558        $1,236
-------------------------------------------------------------------------------------------------------------
Class B                                                          $128          $400         $692        $1,523
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Class A                                                          $121          $378         $654        $1,443
-------------------------------------------------------------------------------------------------------------
EUROPEAN VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Class A                                                          $133          $415         $718        $1,579
-------------------------------------------------------------------------------------------------------------
Class B                                                          $159          $493         $850        $1,856
-------------------------------------------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right.

----------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Fund Management


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001


(net of waivers and as a percentage of average net assets)


                                                                GLOBAL                                  EUROPEAN
                                                                 VALUE  INTERNATIONAL  INTERNATIONAL       VALUE
                                                                EQUITY         EQUITY      SMALL CAP      EQUITY
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------
CLASS A                                                          0.65%          0.80%          0.92%       0.57%
----------------------------------------------------------------------------------------------------------------
CLASS B                                                          0.65%          0.80%           N/A        0.57%
----------------------------------------------------------------------------------------------------------------


N/A Not applicable.

PORTFOLIO MANAGEMENT

GLOBAL VALUE EQUITY PORTFOLIO
The Portfolio's assets are managed by the Global Value Team. Current members of the team include Frances Campion, Managing Director, Paul Boyne, Executive Director, and Emilio Alvarez, Executive Director.


INTERNATIONAL EQUITY PORTFOLIO


The Portfolio's assets are managed by the International Value Team. Current members of the team include Dominic Caldecott, Managing Director, Peter Wright, Managing Director, William Lock, Managing Director and Walter Riddell, Vice President.


INTERNATIONAL SMALL CAP PORTFOLIO


The Portfolio's assets are managed by the European Value and International Small Cap Teams. Current members of the teams include Margaret Naylor, Managing Director, Willem Vinke, Executive Director, Nathalie Degans, Executive Director, and Arthur Pollock, Vice President.


EUROPEAN VALUE EQUITY PORTFOLIO


The Portfolio's assets are managed by the European Value Team. Current members of the team include Willem Vinke, Executive Director, and Felicity Smith, Vice President.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Shareholder Information


SHAREHOLDER INFORMATION (Cont'd)


INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc. Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares of a Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.

HOW TO REDEEM SHARES


You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of a Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES


You may exchange Portfolio shares for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."

DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to an individual are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio(+)
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio(+)
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio(+)
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio(+)
International Equity Portfolio(*)
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio


Fixed Income III Portfolio(++)


Global Fixed Income II Portfolio


High Yield II Portfolio(++)


Mortgage-Backed Securities Portfolio(+)
Municipal Bond Portfolio(+)

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

(*)  Portfolio is currently closed to new investors


(+)  Portfolio is not operational
(++) Portfolio may be reorganized subject to shareholder approval

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Financial Highlights

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.


GLOBAL VALUE EQUITY PORTFOLIO


                                                                                    YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
CLASS A                                                         2001          2000           1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS
----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $17.05       $18.32        $20.74       $18.52       $16.24
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                         0.13         0.26          0.44         0.15         0.21
Net Realized and Unrealized Gain (Loss) on Investments         (1.56)         1.75          0.32         2.55         3.61
TOTAL FROM INVESTMENT OPERATIONS                               (1.43)         2.01          0.76         2.70         3.82
============================================================================================================================

DISTRIBUTIONS

Net Investment Income                                          (0.17)       (0.61)        (0.38)       (0.17)       (0.40)
In Excess of Net Investment Income                                  -       (0.01)        (0.06)            -            -
Net Realized Gain                                                   -       (2.55)        (2.74)       (0.31)       (1.14)
In Excess of Net Realized Gain                                      -       (0.11)             -            -            -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.17)       (3.28)        (3.18)       (0.48)       (1.54)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.45       $17.05        $18.32       $20.74       $18.52
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (8.36)%       11.75%         4.01%       14.60%       23.75%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $34,079      $40,418      $115,646     $228,748     $108,074
Ratio of Expenses to Average Net Assets(1)                      1.01%        1.01%         1.01%        1.00%        1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                    1.00%        1.00%         1.00%          n/a          n/a
Ratio of Net Investment Income to Average Net Assets(1)         0.79%        1.16%         1.26%        0.96%        1.07%
Portfolio Turnover Rate                                           51%          48%           41%          39%          30%
----------------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation
   during the period:
   Per share benefit to net investment income                   $0.02        $0.04         $0.02        $0.01        $0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                               1.16%         1.17%        1.06%        1.07%        1.11%
   Net Investment Income to Average Net Assets                  0.64%         1.00%        1.20%        0.90%        0.96%
----------------------------------------------------------------------------------------------------------------------------



n/a  Not applicable during the period indicated.

GLOBAL VALUE EQUITY PORTFOLIO


                                                                                    YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
CLASS B                                                         2001          2000         1999         1998       1997
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $16.92        $18.20       $20.63       $18.46       $16.21
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                         0.13          0.27         0.21         0.15         0.16
Net Realized and Unrealized Gain (Loss) on Investments         (1.58)          1.68         0.50         2.46         3.60
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                               (1.45)          1.95         0.71         2.61         3.76
============================================================================================================================

DISTRIBUTIONS

Net Investment Income                                          (0.14)        (0.56)       (0.35)       (0.13)       (0.37)
In Excess of Net Investment Income                                  -        (0.01)       (0.05)            -            -
Net Realized Gain                                                   -        (2.55)       (2.74)       (0.31)       (1.14)
In Excess of Net Realized Gain                                      -        (0.11)            -            -            -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.14)        (3.23)       (3.14)       (0.44)       (1.51)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.33        $16.92       $18.20       $20.63       $18.46
============================================================================================================================
TOTAL RETURN                                                  (8.58)%        11.52%        3.75%       14.15%       23.37%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $30,089       $30,196      $28,089      $13,123       $5,910
Ratio of Expenses to Average Net Assets(2)                      1.26%         1.26%        1.26%        1.25%        1.25%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                    1.25%         1.25%        1.25%          n/a          n/a
Ratio of Net Investment Income to Average Net Assets(2)         0.78%         1.14%        0.89%        0.68%        0.80%
Portfolio Turnover Rate                                           51%           48%          41%          39%          30%
----------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation
    during the period:
    Per share benefit to net investment income                  $0.02         $0.04        $0.01        $0.01        $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                              1.41%         1.42%        1.31%        1.32%        1.36%
    Net Investment Income to Average Net Assets                 0.64%         0.97%        0.83%        0.62%        0.69%
----------------------------------------------------------------------------------------------------------------------------



n/a  Not applicable during the period indicated.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                        Financial Highlights

INTERNATIONAL EQUITY PORTFOLIO


                                                                                   YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
CLASS A                                                         2001          2000           1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $17.88        $19.62         $18.25       $17.16      $16.95
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                         0.25          0.25           0.24         0.27        0.30
Net Realized and Unrealized Gain (Loss) on Investments         (2.00)          1.44           2.80         2.86        2.01
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                               (1.75)          1.69           3.04         3.13        2.31
===========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                          (0.34)        (0.04)         (0.18)       (0.38)      (0.48)
Net Realized Gain                                              (0.20)        (3.39)         (1.49)       (1.66)      (1.62)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.54)        (3.43)         (1.67)       (2.04)      (2.10)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.59        $17.88         $19.62       $18.25      $17.16
===========================================================================================================================
TOTAL RETURN                                                  (9.74)%         9.29%         16.91%       18.30%      13.91%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $4,004,817    $4,810,852     $4,630,035   $3,400,498  $2,822,900
Ratio of Expenses to Average Net Assets(1)                      1.00%         1.00%          1.00%        1.00%       1.00%
Ratio of Net Investment Income to Average Net Assets(1)         1.35%         1.45%          1.28%        1.33%       1.49%
Portfolio Turnover Rate                                           63%           53%            37%          33%         33%
---------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the
     period:
   Ratios before expense limitation:
   Expenses to Average Net Assets                               1.01%         1.00%          1.01%        1.02%       1.02%
   Net Investment Income to Average Net Assets                  1.34%         1.45%          1.27%        1.32%       1.47%
---------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO



                                                                                   YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
CLASS B                                                     2001          2000           1999         1998         1997
------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                       $17.81        $19.58         $18.22       $17.13       $16.93
------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                     0.07          0.23           0.19         0.24         0.23
Net Realized and Unrealized Gain (Loss) on                 (1.83)          1.39           2.81         2.85         2.02
  Investments
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (1.76)          1.62           3.00         3.09         2.25
========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.32)             -         (0.15)       (0.34)       (0.43)
Net Realized Gain                                          (0.20)        (3.39)         (1.49)       (1.66)       (1.62)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.52)        (3.39)         (1.64)       (2.00)       (2.05)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $15.53        $17.81         $19.58       $18.22       $17.13
========================================================================================================================
TOTAL RETURN                                              (9.83)%         8.94%         16.68%       18.13%       13.57%
========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $165,439       $59,945        $41,374      $17,076       $3,074
Ratio of Expenses to Average Net Assets(2)                  1.25%         1.25%          1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average Net
  Assets(2)                                                 0.73%         1.44%          0.93%        0.96%        1.21%
Portfolio Turnover Rate                                       63%           53%            37%          33%          33%
------------------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during the
     period:
  Ratios before expense limitation:
  Expenses to Average Net Assets                            1.26%         1.25%          1.26%        1.28%        1.27%
  Net Investment Income to Average Net Assets               0.72%         1.44%          0.92%        0.95%        1.19%
------------------------------------------------------------------------------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Financial Highlights

INTERNATIONAL SMALL CAP PORTFOLIO


                                                                                     YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
CLASS A                                                     2001          2000           1999         1998         1997
------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                       $16.30        $19.67         $15.25       $15.61       $16.83
------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                     0.21          0.24           0.22         0.22         0.25
Net Realized and Unrealized Gain (Loss) on
  Investments*                                             (1.18)        (0.83)           5.66         0.39       (0.42)
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.97)        (0.59)           5.88         0.61       (0.17)
========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.25)        (0.17)         (0.27)       (0.24)       (0.31)
In Excess of Net Investment Income                         (0.02)             -         (0.02)            -       (0.05)
Net Realized Gain                                          (0.24)        (2.60)         (1.20)       (0.79)       (0.77)
In Excess of Net Realized Gain                                  -        (0.01)              -            -            -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.51)        (2.78)         (1.49)       (1.03)       (1.13)
------------------------------------------------------------------------------------------------------------------------
Transaction Fees                                                -          0.03           0.03         0.06         0.08
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $14.82        $16.30         $19.67       $15.25       $15.61
========================================================================================================================
TOTAL RETURN                                              (5.88)%       (2.92)%         39.34%        4.25%      (0.55)%
========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $376,981      $374,924       $357,708     $252,642     $230,095
Ratio of Expenses to Average Net Assets(1)                  1.15%         1.16%          1.15%        1.15%        1.15%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                1.15%         1.15%            n/a          n/a          n/a
Ratio of Net Investment Income to Average Net Assets(1)     1.38%         1.32%          1.30%        1.23%        1.37%
Portfolio Turnover Rate                                       39%           54%            48%          39%          31%
------------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the
     period:
  Per share benefit to net investment income                $0.01         $0.01          $0.01        $0.01       $ 0.01
  Ratios before expense limitation:
  Expenses to Average Net Assets                            1.19%         1.22%          1.20%        1.21%        1.22%
  Net Investment Income to Average Net Assets               1.34%         1.38%          1.25%        1.18%        1.30%
------------------------------------------------------------------------------------------------------------------------



  * Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the year ended December 31, 2001.

n/a Not applicable during the period indicated.

EUROPEAN VALUE EQUITY PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
CLASS A                                                     2001          2000           1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                       $14.17        $15.09         $15.75       $17.96      $16.70
-----------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                     0.18          0.25           0.29         0.43        0.39
Net Realized and Unrealized Gain (Loss) on Investments
  Investments                                              (2.08)          0.76           1.10         1.08        2.58
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (1.90)          1.01           1.39         1.51        2.97
=======================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.35)        (0.21)         (0.32)       (0.42)       0.37)
In Excess of Net Investment Income                         (0.01)             -         (0.03)            -           -
Net Realized Gain                                          (0.04)        (1.72)         (1.70)       (3.30)      (1.34)
In Excess of Net Realized Gain                             (0.45)             -              -            -           -
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.85)        (1.93)         (2.05)       (3.72)      (1.71)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.42        $14.17         $15.09       $15.75      $17.96
=======================================================================================================================
TOTAL RETURN                                             (13.47)%         7.38%          9.60%        8.09%      17.88%
=======================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $34,117       $65,747       $105,030     $168,712    $242,868
Ratio of Expenses to Average Net Assets(1)                  1.07%         1.02%          1.09%        1.00%       1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                1.00%         1.00%          1.00%          n/a         n/a
Ratio of Net Investment Income to Average Net
  Assets(1)                                                 1.42%         1.22%          1.46%        1.47%       1.96%
Portfolio Turnover Rate                                       59%           47%            74%          52%         43%
-----------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the
     period:
  Per share benefit to net investment income                $0.04        $0.03          $0.03        $0.02       $0.02
  Ratios before expense limitation:
  Expenses to Average Net Assets                            1.31%         1.14%          1.22%        1.08%       1.09%
  Net Investment Income to Average Net Assets               1.19%         1.09%          1.34%        1.40%       1.87%
-----------------------------------------------------------------------------------------------------------------------



n/a Not applicable during the period indicated.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Financial Highlights

EUROPEAN VALUE EQUITY PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
CLASS B                                                     2001          2000           1999         1998        1997
------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                       $14.19        $15.11         $15.74       $17.94      $16.67
------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                     0.03          0.19           0.12         0.33        0.28
Net Realized and Unrealized Gain (Loss) on
  Investments                                              (1.96)          0.78           1.23         1.13        2.66
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (1.93)          0.97           1.35         1.46        2.94
========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.32)        (0.17)         (0.26)       (0.36)      (0.33)
In Excess of Net Investment Income                         (0.01)             -         (0.02)            -           -
Net Realized Gain                                          (0.04)        (1.72)         (1.70)       (3.30)      (1.34)
In Excess of Net Realized Gain                             (0.45)             -              -            -           -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.82)        (1.89)         (1.98)       (3.66)      (1.67)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.44        $14.19         $15.11       $15.74      $17.94
========================================================================================================================
TOTAL RETURN                                             (13.71)%         7.08%          9.36%        7.80%      17.73%
========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $1,009        $2,287         $2,196       $5,181      $4,654
Ratio of Expenses to Average Net Assets(2)                  1.32%         1.27%          1.34%        1.25%       1.25%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                1.25%         1.25%          1.25%          n/a         n/a
Ratio of Net Investment Income to Average Net Assets(2)     1.05%         0.96%          1.30%        1.15%       1.55%
Portfolio Turnover Rate                                       59%           47%            74%          52%         43%
------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during the
      period:
    Per share benefit to net investment income              $0.03         $0.03          $0.01        $0.02       $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                          1.56%         1.39%          1.48%        1.34%       1.34%
    Net Investment Income to Average Net Assets             0.81%         0.83%          1.16%        1.08%       1.46%
------------------------------------------------------------------------------------------------------------------------



n/a Not applicable during the period indicated.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                        Additional Information

WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                      PROSPECTUS

                                                                     MAY 1, 2002

[MORGAN STANLEY LOGO]


MORGAN STANLEY INSTITUTIONAL FUND, INC.

EUROPEAN REAL ESTATE PORTFOLIO
The European Real Estate Portfolio
seeks to provide current income and
long-term capital appreciation by
investing primarily in equity securities of companies in the European real estate industry.

ASIAN REAL ESTATE PORTFOLIO
The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

U.S. REAL ESTATE PORTFOLIO
The U.S. Real Estate Portfolio seeks to
provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

                                     INVESTMENT ADVISER
                                     MORGAN STANLEY INVESTMENT MANAGEMENT INC.

                                     DISTRIBUTOR
                                     MORGAN STANLEY & CO. INCORPORATED

                                     Morgan Stanley Institutional Fund, Inc.
                                     (the "Fund") is a no-load mutual fund
                                     that is designed to meet the investment
                                     needs of discerning investors who place a premium on quality and personal service The Fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley
                                     Investment  Management  Inc.
                                     ("Morgan  Stanley  Investment
                                     Management"  or the "Adviser") and its
                                     affiliates. This Prospectus offers
                                     Class A and Class B shares of the
                                     portfolios  listed  above  (each  a
                                     "Portfolio"  and  collectively  the
                                     "Portfolios").

                                     The Securities and Exchange Commission
                                     (the "Commission") has not approved or
                                     disapproved these securities or passed
                                     upon the adequacy of this Prospectus.
                                     Any representation to the contrary is
                                     a criminal offense.

TABLE OF CONTENTS


                                                 PAGE
PORTFOLIOS
European Real Estate                               1
----------------------------------------------------
Asian Real Estate 3
----------------------------------------------------
U.S. Real Estate                                   5
----------------------------------------------------
Additional Risk Factors and Information            7
----------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS                9
----------------------------------------------------
FUND MANAGEMENT                                   11
----------------------------------------------------
SHAREHOLDER INFORMATION                           12
----------------------------------------------------
FINANCIAL HIGHLIGHTS                              15
----------------------------------------------------
European Real Estate Portfolio                    15
----------------------------------------------------
Asian Real Estate Portfolio                       17
----------------------------------------------------
U.S. Real Estate Portfolio                        19
----------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                              Investment Summary


EUROPEAN REAL ESTATE PORTFOLIO


OBJECTIVE

THE EUROPEAN REAL ESTATE PORTFOLIO SEEKS TO PROVIDE CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN THE EUROPEAN REAL ESTATE INDUSTRY.


APPROACH


Morgan Stanley Investment Management seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the European real estate industry. The Portfolio will invest primarily in companies located in Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom but may also invest in the emerging markets of Europe. Morgan Stanley Investment Management's approach emphasizes bottom-up stock selection with a top-down country allocation overlay.


PROCESS


Morgan Stanley Investment Management actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). Morgan Stanley Investment Management employs a value-driven approach to bottom-up security selection which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, Morgan Stanley Investment Management considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of compaies in the European real estate industry.

A company is considered to be in the European real estate industry if it meets the following tests: (1) a company is considered to be European if its securities are traded on a recognized stock exchange in Europe, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a European country or if it is organized or has a principal office in a European country; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.


[CHART]
PERFORMANCE (CLASS A SHARES)
Commenced operations on October 1, 1997


1998                     4.75%
1999                    -2.36%
2000                    14.91%
2001                    -7.85%

HIGH QUARTER          (Q1 '98)        16.28%
-----------------------------------------------
LOW QUARTER           (Q3 '98)        -9.03%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                PAST      SINCE
                                                            ONE YEAR  INCEPTION
CLASS A (commenced operations on October 1, 1997)
--------------------------------------------------------------------------------
Return before Taxes                                           -7.85%      0.74%
--------------------------------------------------------------------------------
Return after Taxes on Distributions                           -8.61%      0.00%
--------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares   -4.57%      0.34%
--------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Europe               -5.15%      1.50%
--------------------------------------------------------------------------------
CLASS B (commenced operations on October 1, 1997)
--------------------------------------------------------------------------------
Return before Taxes                                           -8.08%      0.50%
--------------------------------------------------------------------------------
NAREIT Equity Index                                           -5.15%      1.50%
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not showactual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The GPR General Real Estate Securities Index-Europe is a European market capitalization weighted index measuring total return of listed property/real estate securities.

The National Association of Real Estate Investment Trusts Equity Index is an unmanaged market weighted index of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

RISKS


Investing in the European Real Estate Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of European real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, European real estate securities, may underperform relative to other sectors or the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in European countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                              Investment Summary


ASIAN REAL ESTATE PORTFOLIO

OBJECTIVE
THE ASIAN REAL ESTATE PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN THE ASIAN REAL ESTATE INDUSTRY.


APPROACH


Morgan Stanley Investment Management seeks capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. The Portfolio will invest primarily in the more established Asian markets, including Singapore, Malaysia, Hong Kong and Thailand, but may also invest in other Asian emerging markets and in Japan, Australia and New Zealand. Morgan Stanley Investment Management's approach emphasizes bottom-up stock selection with a top-down country allocation overlay.


PROCESS


Morgan Stanley Investment Management actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). Morgan Stanley Investment Management employs a value-driven approach to bottom-up security selection which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, Morgan Stanley Investment Management considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of companies in the Asian real estate industry.

A company is considered to be in the Asian real estate industry if it meets the following tests: (1) a company is considered to be Asian if its securities are traded on a recognized stock exchange in Asia, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in an Asian country or if it is organized or has a principal office in an Asian country; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.


[CHART]
PERFORMANCE (CLASS A SHARES)
Commenced operations on October 1, 1997

1998                   -11.82%
1999                    24.27%
2000                     3.44%
2001                   -14.91%

HIGH QUARTER          (Q4 '98)         50.92%
-----------------------------------------------
LOW QUARTER           (Q2 '98)        -30.06%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                 PAST        SINCE
                                                             ONE YEAR    INCEPTION
CLASS A (commenced operations on October 1, 1997)
-----------------------------------------------------------------------------------
Return before Taxes                                            -14.91%      -5.89%
-----------------------------------------------------------------------------------
Return after Taxes on Distributions                            -15.97%      -7.21%
-----------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     -9.08%      -5.21%
-----------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Far East              -13.09%     -10.64%
-----------------------------------------------------------------------------------
CLASS B (commenced operations on October 1, 1997)
-----------------------------------------------------------------------------------
Return before Taxes                                            -15.18%      -6.18%
-----------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Far East              -13.09%     -10.64%
-----------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.


The GPR General Real Estate Securities Index-Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

RISKS

Investing in the Asian Real Estate Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of Asian real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, Asian real estate securities, may underperform relative to other sectors or the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in Asian countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                              Investment Summary


U.S. REAL ESTATE PORTFOLIO


OBJECTIVE
THE U.S. REAL ESTATE PORTFOLIO SEEKS TO PROVIDE ABOVE AVERAGE CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN THE U.S. REAL ESTATE INDUSTRY, INCLUDING REAL ESTATE INVESTMENT TRUSTS.


APPROACH

Morgan Stanley Investment Management seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. Morgan Stanley Investment Management's approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.


PROCESS
Morgan Stanley Investment Management actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). Morgan Stanley Investment Management employs a value-driven approach to bottom-up security selection which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, Morgan Stanley Investment Management considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.


Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of companies in the U.S. real estate industry.

A company is considered to be in the United States' real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it
(i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.


[CHART]
PERFORMANCE (CLASS A SHARES)
Commenced operations on February 24, 1995


1996                    39.56%
1997                    27.62%
1998                   -12.29%
1999                    -1.48%
2000                    29.65%
2001                     9.27%

HIGH QUARTER          (Q4 '96)        16.71%
-----------------------------------------------
LOW QUARTER           (Q3 '98)        -9.45%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                PAST        PAST      SINCE
                                                            ONE YEAR  FIVE YEARS  INCEPTION
CLASS A (commenced operations on February 24, 1995)
-------------------------------------------------------------------------------------------
Return before Taxes                                            9.27%       9.33%     15.21%
-------------------------------------------------------------------------------------------
Return after Taxes on Distributions                            6.63%       6.07%     11.69%
-------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares    6.29%       5.99%     10.91%

NAREIT Equity Index                                           13.93%       6.39%     11.59%
-------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
-------------------------------------------------------------------------------------------
Return before Taxes                                            8.78%       9.00%     13.41%
-------------------------------------------------------------------------------------------
NAREIT Equity Index                                           13.93%       6.39%     10.74%
-------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The National Association of Real Estate Investment Trusts Equity Index is an unmanaged market weighted index of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

RISKS

Investing in the U.S. Real Estate Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, U.S. real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). The Portfolio will invest primarily in equity REITs. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type.


REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income. The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                              Investment Summary


ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY
The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

REAL ESTATE INVESTING

Each of the Portfolios invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolios) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.


EMERGING MARKET RISKS
The European Real Estate and Asian Real Estate Portfolios may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


DERIVATIVES & OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

RISKS OF DERIVATIVES
A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates.


The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging a Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

-----------

INVESTMENT DISCRETION


In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER


Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                            Fees and Expenses of the Portfolios

FEES AND EXPENSES OF THE PORTFOLIO


2001 ANNUAL PORTFOLIO OPERATING EXPENSES



                                                      EUROPEAN          ASIAN           U.S.
                                                   REAL ESTATE    REAL ESTATE    REAL ESTATE
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+          2.00%          2.00%          None
--------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
--------------------------------------------------------------------------------------------
Class A                                                  0.80%          0.80%          0.80%
--------------------------------------------------------------------------------------------
Class B                                                  0.80%          0.80%          0.80%
--------------------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------------------
Class A                                                   None           None           None
--------------------------------------------------------------------------------------------
Class B                                                  0.25%          0.25%          0.25%
--------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------
Class A                                                  0.73%          2.49%          0.21%
--------------------------------------------------------------------------------------------
Class B                                                  0.73%          2.49%          0.21%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------
Class A                                                  1.53%          3.29%          1.01%
--------------------------------------------------------------------------------------------
Class B                                                  1.78%          3.54%          1.26%
--------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.

* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that annual operating expenses, excluding certain investment related expenses, as described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.


  In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

  For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the U.S. Real Estate Portfolio were the amounts shown above. The total operating expenses incurred by investors, including certain investment related expenses, were 1.01% for Class A shares and 1.26% for Class B shares of the European Real Estate Portfolio and 1.02% for Class A shares and 1.27% for Class B shares of the Asian Real Estate Portfolio. Excluding investment related expenses, the total operating expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares of the European Real Estate and Asian Real Estate Portfolios.


  Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.

-----------

EXAMPLE


                                       1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO
----------------------------------------------------------------------------
Class A                                  $156       $483     $834     $1,824
----------------------------------------------------------------------------
Class B                                  $181       $560     $964     $2,095
----------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO
----------------------------------------------------------------------------
Class A                                  $332     $1,013   $1,717     $3,585
----------------------------------------------------------------------------
Class B                                  $357     $1,085   $1,836     $3,809
----------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
----------------------------------------------------------------------------
Class A                                  $103       $322     $558     $1,236
----------------------------------------------------------------------------
Class B                                  $128       $400     $692     $1,523
----------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.
----------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                                 Fund Management


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001
(net of waivers and as a percentage of average net assets)



                       EUROPEAN     ASIAN REAL      U.S. REAL
                    REAL ESTATE         ESTATE         ESTATE
                      PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------
Class A                   0.23%          0.00%          0.79%
--------------------------------------------------------------
Class B                   0.23%          0.00%          0.79%
--------------------------------------------------------------



PORTFOLIO MANAGEMENT

EUROPEAN REAL ESTATE PORTFOLIO
The Portfolio's assets are managed by the Real Estate Team. Current members of the team include Theodore R. Bigman, Managing Director, Michiel te Paske, Vice President, and Sven van Kemenade, Vice President.



ASIAN REAL ESTATE PORTFOLIO
The Portfolio's assets are managed by the Real Estate Team. Current members of the team include Theodore R. Bigman, Managing Director, and Angeline Ho, Vice President.

U.S. REAL ESTATE PORTFOLIO
The Portfolio's assets are managed by the Real Estate Team. Current members of the team include Theodore R. Bigman, Managing Director, and Douglas A. Funke, Executive Director.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan" ), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                         Shareholder Information

SHAREHOLDER INFORMATION (Cont'd)

OTHER TRANSACTIONAL INFORMATION

Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares of the European Real Estate and Asian Real Estate Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES


You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the European Real Estate and Asian Real Estate Portfolios redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES


You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares (except for the U.S. Real Estate Portfolio) held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio


Global Franchise Portfolio


Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio


Fixed Income III Portfolio++
Global Fixed Income II Portfolio
High Yield II Portfolio++


Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

 *Portfolio is currently closed to new investors
 +Portfolio is not operational


++Portfolio may be reorganized subject to shareholder approval

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                            Financial Highlights

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


EUROPEAN REAL ESTATE PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              OCT 1, 1997*
                                                                            YEAR ENDED DECEMBER 31,             TO DEC 31,
                                                                ---------------------------------------------
CLASS A                                                            2001       2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $ 10.38     $  9.16      $ 9.58      $  9.52      $ 10.00
-----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                                    0.27        0.07      (0.05)         0.12         0.05
Net Realized and Unrealized Gain (Loss) on Investments           (1.09)        1.30      (0.17)         0.33       (0.52)
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                 (0.82)        1.37      (0.22)         0.45       (0.47)
=============================================================================================================================

DISTRIBUTIONS

Net Investment Income                                            (0.21)      (0.08)      (0.18)       (0.25)       (0.01)
In Excess of Net Investment Income                               (0.05)      (0.07)      (0.02)       (0.14)            -
-----------------------------------------------------------------------------------------------------------------------------

Total Distributions                                              (0.26)      (0.15)      (0.20)       (0.39)       (0.01)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                  $  9.30     $ 10.38      $ 9.16      $  9.58      $  9.52
=============================================================================================================================
TOTAL RETURN                                                    (7.85)%      14.91%     (2.36)%        4.75%      (4.72)%
=============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $13,826     $ 7,766      $9,931      $33,422      $15,177
-----------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(1)                        1.01%       1.03%       1.23%        1.03%        1.00%**
Ratio of Expenses to Average Net Assets
Excluding Interest Expense                                        1.00%       1.00%       1.00%        1.00%          n/a
Ratio of Net Investment Income to Average Net Assets(1)           2.30%       1.55%       2.33%        1.33%        2.08%**
Portfolio Turnover Rate                                             46%         74%         35%         119%          47%
-----------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                  $  0.05     $  0.09      $ 0.01      $  0.03      $  0.05
    Ratios before expense limitation:
    Expenses to Average Net Assets                                1.53%       1.90%       1.71%        1.43%        3.05%**
    Net Investment Income to Average Net Assets                   1.74%       0.69%       1.85%        0.95%        0.03%**
-----------------------------------------------------------------------------------------------------------------------------


  * Commencement of Operations
 ** Annualized


n/a Not applicable during the period indicated.

EUROPEAN REAL ESTATE PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              OCT 1, 1997*
                                                                            YEAR ENDED DECEMBER 31,             TO DEC 31,
                                                                ---------------------------------------------
CLASS B                                                            2001        2000        1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $ 10.41     $  9.19      $ 9.61      $  9.52      $ 10.00
--------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                           0.08        0.18        0.19         0.11         0.02
Net Realized and Unrealized Gain (Loss) on Investments           (0.93)        1.16      (0.43)         0.33       (0.50)
==========================================================================================================================
Total from Investment Operations                                 (0.85)        1.34      (0.24)         0.44       (0.48)
==========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                            (0.19)      (0.06)      (0.16)       (0.22)            -
In Excess of Net Investment Income                               (0.04)      (0.06)      (0.02)       (0.13)            -
--------------------------------------------------------------------------------------------------------------------------

Total Distributions                                              (0.23)      (0.12)      (0.18)       (0.35)            -
--------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                  $  9.33     $ 10.41      $ 9.19      $  9.61      $  9.52
==========================================================================================================================
TOTAL RETURN                                                    (8.08)%      14.55%     (2.61)%        4.60%      (4.76)%
==========================================================================================================================

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                           $ 1,687     $ 1,449      $1,786      $ 2,531      $   789
--------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(2)                        1.26%       1.28%       1.47%        1.28%        1.25%**
Ratio of Expenses to Average Net Assets
Excluding Interest Expense                                        1.25%       1.25%       1.25%        1.25%          n/a
Ratio of Net Investment Income to Average Net Assets(2)           1.53%       1.50%       2.35%        1.15%        1.51%**
Portfolio Turnover Rate                                             46%         74%         35%         119%          47%
--------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                  $  0.04     $  0.10      $ 0.04      $  0.04      $  0.03
    Ratios before expense limitation:
    Expenses to Average Net Assets                                1.78%       2.15%       1.96%        1.68%        3.12%**
    Net Investment Income (Loss) to Average Net Assets            0.96%       0.61%       1.91%        0.77%      (0.36)%**
--------------------------------------------------------------------------------------------------------------------------


  * Commencement of Operations
 ** Annualized


n/a Not applicable during the period indicated.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                            Financial Highlights

ASIAN REAL ESTATE PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              OCT 1, 1997*
                                                                            YEAR ENDED DECEMBER 31,             TO DEC 31,
                                                                ---------------------------------------------
CLASS A                                                            2001        2000        1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $  8.01     $  7.90      $ 6.63      $  7.94      $ 10.00
--------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                           0.12        0.15        0.11         0.26         0.11
Net Realized and Unrealized Gain (Loss) on Investments           (1.31)        0.11        1.50       (1.24)       (2.10)
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                 (1.19)        0.26        1.61       (0.98)       (1.99)
==========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                            (0.14)      (0.13)      (0.32)       (0.33)       (0.07)
In Excess of Net Investment Income                               (0.08)      (0.02)      (0.02)            -            -
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.22)      (0.15)      (0.34)       (0.33)       (0.07)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  6.60     $  8.01      $ 7.90      $  6.63      $  7.94
==========================================================================================================================
TOTAL RETURN                                                   (14.91)%       3.44%      24.27%     (11.82)%     (19.92)%
==========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $ 2,020     $ 2,786      $2,912      $ 2,447      $ 2,385
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(1)                        1.02%       1.02%       1.01%        1.05%        1.08%**
Ratio of Expenses to Average Net Assets Excluding
Foreign Tax and Interest Expense                                  1.00%       1.00%       1.00%        1.00%        1.00%**
Ratio of Net Investment Income to Average Net Assets(1)           1.69%       2.03%       1.64%        2.47%        5.21%**
Portfolio Turnover Rate                                             40%         87%         98%         261%          38%
--------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                  $  0.17     $  0.22      $ 0.15      $  0.36      $  0.25
    Ratios before expense limitation:
    Expenses to Average Net Assets                                3.29%       4.04%       3.19%        4.52%       12.95%**
    Net Investment Loss to Average Net Assets                   (0.58)%     (0.98)%     (0.54)%      (1.00)%      (6.66)%**
--------------------------------------------------------------------------------------------------------------------------


 * Commencement of Operations
** Annualized

ASIAN REAL ESTATE PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              OCT 1, 1997*
                                                                            YEAR ENDED DECEMBER 31,             TO DEC 31,
                                                                ---------------------------------------------
CLASS B                                                            2001        2000        1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $  8.06     $  7.93      $ 6.66      $  8.03      $ 10.00
--------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                           0.10        0.09        0.13         0.12            -
Net Realized and Unrealized Gain (Loss)
   on Investments                                                (1.32)        0.16        1.46       (1.16)       (1.97)
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                 (1.22)        0.25        1.59       (1.04)       (1.97)
==========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                            (0.13)      (0.10)      (0.30)       (0.33)            -
In Excess of Net Investment Income                               (0.07)      (0.02)      (0.02)            -            -
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.20)      (0.12)      (0.32)       (0.33)            -
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  6.64     $  8.06      $ 7.93      $  6.66      $  8.03
==========================================================================================================================
Total Return                                                   (15.18)%       3.29%      23.88%     (12.53)%     (19.70)%
==========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $   421     $   484      $1,372      $   761      $     0+
--------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(2)                        1.27%       1.27%       1.25%        1.38%        1.18%**
Ratio of Expenses to Average Net Assets Excluding
Foreign Tax and Interest Expense                                  1.25%       1.25%       1.25%        1.25%          n/a
Ratio of Net Investment Income to Average
    Net Assets(2)                                                 1.33%       1.56%       1.39%        2.39%        4.24%**
Portfolio Turnover Rate                                             40%         87%         98%         261%          38%
--------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                  $  0.16     $  0.34      $ 0.17      $  0.18          n/a
    Ratios before expense limitation:
    Expenses to Average Net Assets                                 3.54%       4.20%       3.10%        5.03%         n/a
    Net Investment Loss to Average Net Assets                    (0.94)%     (1.36)%     (0.45)%      (1.27)%         n/a
--------------------------------------------------------------------------------------------------------------------------


  * Commencement of Operations
 ** Annualized


  + Amount is less than $0.01.
n/a Not applicable during the period indicated.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                            Financial Highlights

U.S. REAL ESTATE PORTFOLIO


                                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
CLASS A                                                            2001        2000        1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $  14.50    $  11.84    $  12.71     $  15.38     $  14.41
--------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                           0.60        0.51        0.81         0.47         0.42
Net Realized and Unrealized Gain (Loss)
  on Investments                                                   0.71        2.94      (0.98)       (2.32)         3.40
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   1.31        3.45      (0.17)       (1.85)         3.82
==========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                            (0.57)      (0.56)      (0.66)       (0.49)       (0.43)
Net Realized Gain                                                (0.61)      (0.23)           -       (0.10)       (2.16)
In Excess of Net Realized Gain                                        -           -      (0.04)       (0.23)       (0.26)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.18)      (0.79)      (0.70)       (0.82)       (2.85)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  14.63    $  14.50    $  11.84     $  12.71     $  15.38
==========================================================================================================================
TOTAL RETURN                                                      9.27%      29.65%     (1.48)%     (12.29)%       27.62%
==========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                          $696,871    $584,263    $311,064     $259,589     $361,549
--------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(1)                        1.00%       1.00%       1.00%        1.00%        1.00%
Ratio of Net Investment Income to Average
  Net Assets(1)                                                   4.19%       4.13%       6.52%        3.33%        2.72%
Portfolio Turnover Rate                                             33%         31%         47%         117%         135%
--------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation
      during the period:
    Per share benefit to net investment income                 $   0.00+   $   0.00+   $   0.00+    $   0.00+    $   0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                                1.01%       1.01%       1.02%        1.04%        1.04%
    Net Investment Income to Average Net Assets                   4.18%       4.11%       6.51%        3.30%        2.68%
--------------------------------------------------------------------------------------------------------------------------


+ Amount is less than $0.01 per share.

U.S. REAL ESTATE PORTFOLIO


                                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
CLASS B                                                            2001        2000        1999       1998++         1997
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $  14.45     $ 11.80     $ 12.67      $ 15.34      $ 14.39
--------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                           0.56        0.49        0.82         0.47         0.47
Net Realized and Unrealized Gain (Loss)
  on Investments                                                   0.68        2.92      (1.02)       (2.35)         3.29
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   1.24        3.41      (0.20)       (1.88)         3.76
==========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                            (0.53)      (0.53)      (0.63)       (0.46)       (0.39)
Net Realized Gain                                                (0.61)      (0.23)           -       (0.10)       (2.16)
In Excess of Net Realized Gain                                        -           -      (0.04)       (0.23)       (0.26)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.14)      (0.76)      (0.67)       (0.79)       (2.81)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  14.55     $ 14.45     $ 11.80      $ 12.67      $ 15.34
==========================================================================================================================
TOTAL RETURN                                                      8.78%      29.36%     (1.73)%     (12.52)%       27.21%
==========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                          $ 23,198     $20,235     $13,418      $13,523      $21,231
--------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(2)                        1.25%       1.25%       1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average
  Net Assets(2)                                                   3.96%       3.83%       6.13%        3.23%        3.49%
Portfolio Turnover Rate                                             33%         31%         47%         117%         135%
--------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation
      during the period:
      Per share benefit to net investment income               $   0.00+    $  0.00+    $  0.00+     $  0.01      $  0.00+
    Ratios before expense limitation:
    Expenses to Average Net Assets                                1.26%       1.26%       1.27%        1.29%        1.28%
    Net Investment Income to Average Net Assets                   3.95%       3.81%       6.12%        3.20%        3.46%
--------------------------------------------------------------------------------------------------------------------------



 + Amount is less than $0.01 per share.


++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                                          Additional Information

WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090; (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798.

                                                                     PROSPECTUS

                                                                     MAY 1, 2002

[MORGAN STANLEY LOGO]


MORGAN STANLEY INSTITUTIONAL FUND, INC.

EQUITY GROWTH PORTFOLIO
The Equity Growth Portfolio
seeks long-term capital
appreciation by investing
primarily in growth-oriented
equity securities of large
capitalization companies.

------------------------------

FOCUS EQUITY PORTFOLIO
The Focus Equity Portfolio
seeks capital appreciation by
investing primarily in
growth-oriented equity
securities of large
capitalization companies.

------------------------------

SMALL COMPANY GROWTH PORTFOLIO
The Small Company Growth
Portfolio seeks long-term
capital appreciation by
investing primarily in
growth-oriented equity
securities of small companies.

------------------------------

TECHNOLOGY PORTFOLIO
The Technology Portfolio seeks
long-term capital appreciation
by investing primarily in
equity securities of companies
that the investment adviser
expects will benefit from             INVESTMENT ADVISER
their involvement in                  MORGAN STANLEY INVESTMENT MANAGEMENT INC.
technology and                        ------------------------------------------
technology-related industries.        DISTRIBUTOR MORGAN STANLEY & CO.
------------------------------        INCORPORATED
                                      ------------------------------------------
                                      Morgan Stanley Institutional Fund, Inc.
                                      (the "Fund") is a no-load mutual fund
                                      that is designed to meet the investment
                                      needs of discerning investors who place
                                      a premium on quality and personal
                                      service. The fund makes available to
                                      institutional investors a series of
                                      portfolios which seek to benefit from
                                      the investment expertise and commitment
                                      to excellence associated with Morgan
                                      Stanley Investment Management Inc.
                                      ("Morgan Stanley Investment Management"
                                      or the "Adviser") and its affiliates.
                                      This Prospectus offers Class A and Class
                                      B shares of the portfolios listed above
                                      (each a "Portfolio" and collectively the
                                      "Portfolios").
                                      ------------------------------------------
                                      The Securities and Exchange Commission
                                      (the "Commission") has not approved or
                                      disapproved these securities or passed
                                      upon the adequacy of this prospectus.
                                      Any representation to the contrary is a
                                      criminal offense.
                                      ------------------------------------------

TABLE OF CONTENTS


                                                                 PAGE
PORTFOLIOS

Equity Growth                                                       1
---------------------------------------------------------------------
Focus Equity                                                        2
---------------------------------------------------------------------
Small Company Growth                                                3
---------------------------------------------------------------------
Technology                                                          5
---------------------------------------------------------------------
Additional Risk Factors and Information                             7
---------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                 9
---------------------------------------------------------------------
FUND MANAGEMENT                                                    11
---------------------------------------------------------------------
SHAREHOLDER INFORMATION                                            12
---------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                               15
---------------------------------------------------------------------
Equity Growth Portfolio                                            15
---------------------------------------------------------------------
Focus Equity Portfolio                                             17
---------------------------------------------------------------------
Small Company Growth Portfolio                                     19
---------------------------------------------------------------------
Technology Portfolio                                               21
---------------------------------------------------------------------

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             INVESTMENT SUMMARY

EQUITY GROWTH PORTFOLIO

OBJECTIVE
THE EQUITY GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

APPROACH

Morgan Stanley Investment Management seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that Morgan Stanley Investment Management believes exhibit strong earnings growth. Morgan Stanley Investment Management emphasizes individual security selection.


PROCESS

Morgan Stanley Investment Management follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley Investment Management focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley Investment Management studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities.


RISKS

Investing in the Equity Growth Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on April 2, 1991

               1992          7.13%
               1993          4.33%
               1994          3.26%
               1995         45.02%
               1996         30.97%
               1997         31.32%
               1998         19.04%
               1999         39.89%
               2000        -11.78%
               2001        -14.97%

HIGH QUARTER        (Q4 '98)          22.67%
LOW QUARTER         (Q1 '01)         -18.24%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                                          PAST       PAST       PAST     SINCE
                                                                      ONE YEAR FIVE YEARS  TEN YEARS INCEPTION
                                                                      -------- ----------  --------- ---------
CLASS A (commenced operations on April 2, 1991)
---------------------------------------------------------------------------------------------------------------
Return before Taxes                                                     -14.97%     10.38%     13.65%    13.91%
---------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                     -15.10%      8.27%     10.62%    11.07%
---------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares             - 8.97%      7.94%     10.15%    10.54%
---------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                           -11.88%     10.70%     12.93%    13.12%
---------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
---------------------------------------------------------------------------------------------------------------
Return before Taxes                                                     -15.26%     10.08%       N/A     13.20%
---------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                           -11.88%     10.70%       N/A     12.52%
---------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

FOCUS EQUITY PORTFOLIO

OBJECTIVE
THE FOCUS EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

APPROACH

Morgan Stanley Investment Management seeks to maximize capital appreciation by investing primarily in growth-oriented equity securities of U.S., and to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that Morgan Stanley Investment Management believes have strong earnings growth potential. Morgan Stanley Investment Management emphasizes individual security selection. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.


PROCESS

Morgan Stanley Investment Management follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. Morgan Stanley Investment Management focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley Investment Management studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. Morgan Stanley Investment Management's concentration in a relatively small number of companies may lead to an emphasis on particular industry sectors. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities.


RISKS

Investing in the Focus Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large-capitalization growth-oriented equity securities may underperform relative to the overall market.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced Operations on March 8, 1995

                1996         40.90%
                1997         33.31%
                1998         15.35%
                1999         46.44%
                2000        -11.66%
                2001        -15.22%

HIGH QUARTER         (Q4 '98)          26.17%
LOW QUARTER          (Q3 '98)         -19.27%



AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                                                PAST        PAST      SINCE
                                                                            ONE YEAR  FIVE YEARS  INCEPTION
                                                                            --------  ----------  ---------
CLASS A (commenced operations on March 8, 1995)
------------------------------------------------------------------------------------------------------------
Return before Taxes                                                           -15.22%      11.02%     19.42%
------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                           -15.63%       6.14%     13.51%
------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares                   - 8.85%       7.03%     13.57%
------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 -11.88%      10.70%     15.44%
------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
------------------------------------------------------------------------------------------------------------
Return before Taxes                                                           -15.45%      10.75%     15.12%
------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 -11.88%      10.70%     12.52%
------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             INVESTMENT SUMMARY

SMALL COMPANY GROWTH PORTFOLIO

OBJECTIVE

THE SMALL COMPANY GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

APPROACH
Morgan Stanley Investment Management seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Morgan Stanley Investment Management selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $2.5 billion.

PROCESS

Morgan Stanley Investment Management invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and Morgan Stanley Investment Management focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. Morgan Stanley Investment Management closely tracks companies' earnings quality through detailed financial modeling in seeking to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, Morgan Stanley Investment Management utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of small companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon Morgan Stanley Investment Management's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

RISKS
Investing in the Small Company Growth Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, growth-oriented equity securities of small companies may underperform relative to the overall market.


The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio

[CHART]

PERFORMANCE (CLASS A SHARES)

Commenced operations on November 1, 1989


1992        -11.03%
1993          0.00%
1994         -0.62%
1995         33.31%
1996          3.72%
1997         11.36%
1998         27.54%
1999         96.45%
2000         -6.64%
2001        -12.18%

HIGH QUARTER        (Q4 '99)             48.70%
LOW QUARTER         (Q3 '01)            -26.50%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                                          PAST       PAST       PAST     SINCE
                                                                      ONE YEAR FIVE YEARS  TEN YEARS INCEPTION
                                                                      -------- ----------  --------- ---------
CLASS A (commenced operations on November 1, 1989)
----------------------------------------------------------------------------------------------------------------
Return before Taxes                                                     -12.18%     18.00%     10.83%    14.40%
----------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                     -10.79%      6.14%     10.39%    10.56%
----------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares             -11.44%      6.74%     10.47%    10.63%
----------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                               - 9.23%      2.87%      7.19%     8.00%
----------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------------------------
Return before Taxes                                                     -12.35%     17.68%       N/A     15.20%
----------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                                -9.23%       2.87%       N/A      4.21%
----------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 2000 Index with higher forecasted growth values and higher price-to-book ratios.

will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             INVESTMENT SUMMARY

TECHNOLOGY PORTFOLIO

OBJECTIVE
THE TECHNOLOGY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT MORGAN STANLEY INVESTMENT MANAGEMENT EXPECTS WILL BENEFIT FROM THEIR INVOLVEMENT IN TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

APPROACH
Morgan Stanley Investment Management seeks to maximize long-term capital appreciation by identifying significant long-term technology trends and by investing primarily in companies Morgan Stanley Investment Management believes are positioned to benefit materially from these trends.

PROCESS

Morgan Stanley Investment Management researches technology trends in seeking to identify industry sectors and issuers with strong prospects and leading market positions. The Portfolio invests in a broad range of technology-related industries, which can include: computers; software and peripheral products; electronics; communications equipment and services; entertainment; multimedia; and information services. Morgan Stanley Investment Management looks to invest in issuers with strong management teams, reasonable valuations relative to growth prospects and whose competitors face sustainable barriers to market entry. The Portfolio may participate in the global technology market by investing up to 35% of its total assets in the equity or fixed income securities of foreign issuers, including those located in emerging markets. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of companies that Morgan Stanley Investment Management expects will benefit from their involvement in technology and technology-related industries.


RISKS

Investing in the Technology Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of companies in the technology sector. Because the Portfolio invests primarily in technology-related issuers, there is an additional risk that economic events affecting the technology and technology-related industries may impact a substantial portion of the Portfolio's investments. Historically, the price of securities in this sector have tended to be volatile. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect a particular issuer (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of technology-related issuers, may underperform relative to other sectors or the overall market.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio


[CHART]

PERFORMANCE (CLASS A SHARES)

Commenced operations on September 16, 1996


                1997        37.27%
                1998        53.90%
                1999       160.62%
                2000       -22.67%
                2001       -47.89%

HIGH QUARTER         (Q4 '99)          69.79%
LOW QUARTER          (Q3 '01)         -45.26%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                                                           PAST        PAST       SINCE
                                                                                       ONE YEAR  FIVE YEARS   INCEPTION
                                                                                       --------  ----------   ---------
CLASS A (commenced operations on September 16, 1996)
-----------------------------------------------------------------------------------------------------------------------
Return before Taxes                                                                      -47.89%      17.30%     17.77%
-----------------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                                      -48.43%      12.79%     13.49%
-----------------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares                              -28.43%      13.66%     14.16%
-----------------------------------------------------------------------------------------------------------------------
NASDAQ Composite Index                                                                   -21.05%       8.60%      9.72%
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                            -11.88%      10.70%     11.89%
-----------------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on September 16, 1996)
-----------------------------------------------------------------------------------------------------------------------
Return before Taxes                                                                      -47.99%      17.04%     17.53%
-----------------------------------------------------------------------------------------------------------------------
NASDAQ Composite Index                                                                   -21.05%       8.60%      9.72%
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                            -11.88%      10.70%     11.89%
-----------------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance.

The Nasdaq Composite Index is a market capitalization-weighted index comprised of all NASDAQ domestic and international common stocks listed on The NASDAQ stock Market.

The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

were diversified. The Portfolio may invest in the equity securities of any size company. While Morgan Stanley Investment Management believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY
The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for the Technology Portfolio's investments in securities of issuers located in emerging market countries. These countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries.

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.


[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

----------

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


INITIAL PUBLIC OFFERINGS
The Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INVESTMENT DISCRETION
In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Focus Equity, Small Company Growth and Technology Portfolios may engage in frequent trading of securities to achieve their investment objectives.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS


2001 ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                  SMALL
                                                      EQUITY       FOCUS        COMPANY
                                                      GROWTH      EQUITY         GROWTH  TECHNOLOGY
                                                   PORTFOLIO   PORTFOLIO      PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted
 from Fund assets)*
----------------------------------------------------------------------------------------------------
Class A                                                 0.60%       0.80%          1.00%       1.00%
----------------------------------------------------------------------------------------------------
Class B                                                 0.60%       0.80%          1.00%       1.00%
----------------------------------------------------------------------------------------------------
12b-1 FEE
----------------------------------------------------------------------------------------------------
Class A                                                  None        None           None        None
----------------------------------------------------------------------------------------------------
Class B                                                 0.25%       0.25%          0.25%       0.25%
----------------------------------------------------------------------------------------------------
OTHER EXPENSES
----------------------------------------------------------------------------------------------------
Class A                                                 0.21%       0.28%          0.25%       0.34%
----------------------------------------------------------------------------------------------------
Class B                                                 0.21%       0.28%          0.25%       0.34%
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
Class A                                                 0.81%       1.08%          1.25%       1.34%
----------------------------------------------------------------------------------------------------
Class B                                                 1.06%       1.33%          1.50%       1.59%
----------------------------------------------------------------------------------------------------



*The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio, so that total annual operating expenses will not exceed 0.80% for Class A shares and 1.05% for Class B shares of the Equity Growth Portfolio; 1.00% for Class A shares and 1.25% for Class B shares of the Focus Equity Portfolio; 1.10% for Class A shares and 1.35% for Class B shares of the Small Company Growth Portfolio; and 1.25% for Class A shares and 1.50% for Class B shares of the Technology Portfolio.

In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors were the amounts shown in the first paragraph for the Equity Growth Portfolio and the Small Company Growth Portfolio. The total operating expenses incurred by investors, including certain investment related expenses, were 1.01% for Class A shares and 1.26% for Class B shares of the Focus Equity Portfolio and 1.26% for Class A shares and 1.51% for Class B shares of the Technology Portfolio. Excluding investment related expenses, the operating total expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares of the Focus Equity Portfolio and 1.25% for Class A shares and 1.50% for Class B shares of the Technology Portfolio.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers, and/or expense reimbursements which are described in the footnotes, from Morgan Stanley Investment Management.
----------

EXAMPLE


                                                 1 YEAR        3 YEARS      5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------
Class A                                            $ 83           $259        $450     $1,002
---------------------------------------------------------------------------------------------
Class B                                            $108           $337        $585     $1,375
---------------------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------
Class A                                            $110           $343        $595     $1,317
---------------------------------------------------------------------------------------------
Class B                                            $135           $421        $729     $1,601
---------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------
Class A                                            $127           $397        $686     $1,511
---------------------------------------------------------------------------------------------
Class B                                            $153           $474        $818     $1,791
---------------------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------
Class A                                            $136           $425        $734     $1,613
---------------------------------------------------------------------------------------------
Class B                                            $162           $502        $866     $1,889
---------------------------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.
----------

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FUND MANAGEMENT


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001

(net of waivers and as a percentage of average net assets)


                               EQUITY GROWTH  FOCUS EQUITY  SMALL COMPANY     TECHNOLOGY
                                   PORTFOLIO     PORTFOLIO  GROWTH PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------
CLASS A                                 0.59%         0.72%             0.84%       0.93%
-----------------------------------------------------------------------------------------
CLASS B                                 0.59%         0.72%             0.84%       0.93%
-----------------------------------------------------------------------------------------



PORTFOLIO MANAGEMENT

EQUITY GROWTH PORTFOLIO
The Portfolio's assets are managed by the Large Cap Growth Team. Current members of the team include William Auslander, Managing Director, Jeffrey Alvino, Executive Director, and Peter Dannenbaum, Executive Director.

FOCUS EQUITY PORTFOLIO
The Portfolio's assets are managed by the Large Cap Growth Team. Current members of the team include William Auslander, Managing Director, and Jeffrey Alvino, Executive Director.

SMALL COMPANY GROWTH PORTFOLIO
The Portfolio's assets are managed by the Large Cap Growth and Small/Mid Cap Growth Teams. Current members of the teams include Dennis Lynch, Executive Director, Alexander Umansky, Executive Director, and David Cohen, Vice President.

TECHNOLOGY PORTFOLIO
The Portfolio's assets are managed by the Large Cap Growth and Small/Mid Cap Growth Teams. Current members of the teams include Alexander Umansky, Executive Director, and Dennis Lynch, Executive Director.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES
You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES
You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston,
MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO
J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             SHAREHOLDER INFORMATION


SHAREHOLDER INFORMATION (CONT'D)


OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

EXCHANGE FEATURES

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston,
MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases.


THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio


FIXED INCOME
Emerging Markets Debt Portfolio
Fixed Income III Portfolio++
Global Fixed Income II Portfolio
High Yield II Portfolio++
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+



MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio
*Portfolio is currently closed to new investors
+Portfolio is not operational
+Portfolio may be reorganized subject to shareholder approval

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each of the Equity Growth and Focus Equity Portfolios to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend. It is the policy of each of the Small Company Growth and Technology Portfolios to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend. Each Portfolio's policy is to distribute to shareholders net realized capital gains, if any, at least annually.


The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                          MORGAN STANLEY INSTITUTUIONAL FUND, INC. PROSPECTUS

                          FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


    EQUITY GROWTH PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
    ---------------------------------------------------------------------------------------------------------------------
    CLASS A                                                  2001          2000          1999          1998         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $20.51        $25.04        $19.04       $16.93       $14.94
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss)(1)                           0.01        (0.01)        (0.02)         0.04         0.06
    Net Realized and Unrealized Gain (Loss) on
      Investments                                           (3.08)        (2.76)          7.49         3.17         4.48
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                        (3.07)        (2.77)          7.47         3.21         4.54
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -             -       (0.03)       (0.06)
    In Excess of Net Investment Income                           -             -       (0.00)+            -      (0.00)+
    Net Realized Gain                                            -        (1.76)        (1.47)       (0.64)       (2.49)
    In Excess of Net Realized Gain                          (0.15)             -             -       (0.43)            -
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.15)        (1.76)        (1.47)       (1.10)       (2.55)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                          $17.29        $20.51        $25.04       $19.04       $16.93
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (14.97)%      (11.78)%        39.89%       19.04%       31.32%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                 $603,652      $886,824      $977,005     $784,565     $591,789
    Ratio of Expenses to Average Net Assets(1)               0.80%         0.80%         0.80%        0.80%        0.80%
    Ratio of Net Investment Income (Loss) to Average
      Net Assets(1)                                          0.05%         0.79%       (0.10)%        0.22%        0.35%
    Portfolio Turnover Rate                                    94%           71%           91%         156%         177%
    ---------------------------------------------------------------------------------------------------------------------

    (1)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income           $0.00+        $0.00+        $0.00+       $0.00+       $0.00+
       Ratios before expense limitation:
       Expenses to Average Net Assets                        0.81%         0.80%         0.80%        0.80%        0.82%
       Net Investment Income (Loss) to Average Net
       Assets                                                0.06%       (0.06)%       (0.10)%        0.22%        0.33%
    ---------------------------------------------------------------------------------------------------------------------

    +Amount is less than $0.01 per share.

                                                                              15

EQUITY GROWTH PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
    ---------------------------------------------------------------------------------------------------------------------
    CLASS B                                                  2001          2000         1999          1998         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $20.32        $24.90       $18.97        $16.91       $14.92
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss)(2)                         (0.04)        (0.04)       (0.04)         0.00+         0.04
    Net Realized and Unrealized Gain (Loss) on
      Investments                                           (3.05)        (2.78)         7.44          3.15         4.46
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                        (3.09)        (2.82)         7.40          3.15         4.50
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -            -        (0.02)       (0.02)
    In Excess of Net Investment Income                           -             -       (0.00)             -            -
    Net Realized Gain                                       (0.15)        (1.76)       (1.47)        (0.64)       (2.49)
    In Excess of Net Realized Gain                               -             -            -        (0.43)            -
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.15)        (1.76)       (1.47)        (1.09)       (2.51)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                          $17.08        $20.32       $24.90        $18.97       $16.91
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (15.26)%      (12.01)%       39.61%        18.71%       31.05%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                 $223,646      $350,556     $246,889       $88,330      $27,879
    Ratio of Expenses to Average Net Assets(2)               1.05%         1.05%        1.05%         1.05%        1.05%
    Ratio of Net Investment Income (Loss) to Average
      Net Assets(2)                                        (0.22)%       (1.04)%      (0.34)%       (0.02)%        0.10%
    Portfolio Turnover Rate                                    94%           71%          91%          156%         177%
    ---------------------------------------------------------------------------------------------------------------------

    (2)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income           $0.00+        $0.00+       $0.00+        $0.00+        $0.01
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.06%         1.05%        1.05%         1.05%        1.07%
       Net Investment Income (Loss) to Average Net
       Assets                                              (0.22)%       (0.30)%      (0.34)%       (0.20)%        0.80%
    ---------------------------------------------------------------------------------------------------------------------



    +Amount is less than $0.01 per share.

                          MORGAN STANLEY INSTITUTUIONAL FUND, INC. PROSPECTUS

                          FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
    ---------------------------------------------------------------------------------------------------------------------
    CLASS A                                                  2001          2000         1999          1998         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $15.31        $19.70        $17.50        $15.78      $14.43
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss)(1)                         (0.03)        (0.05)        (0.06)         0.00+        0.01
    Net Realized and Unrealized Gain (Loss) on
      Investments                                           (2.28)        (2.05)          7.89          2.42        4.58
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                        (2.31)        (2.10)          7.83          2.42        4.59
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -             -             -      (0.01)
    In Excess of Net Investment Income                           -             -             -             -     (0.00)+
    Net Realized Gain                                            -        (2.29)        (5.63)        (0.38)      (3.23)
    In Excess of Net Realized Gain                          (0.33)             -             -        (0.32)           -
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.33)        (2.29)        (5.63)        (0.70)      (3.24)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                          $12.67        $15.31        $19.70        $17.50      $15.78
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (15.22)%      (11.66)%        46.44%        15.35%      33.31%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                  $85,204      $126,531      $136,128      $130,734    $155,087
    Ratio of Expenses to Average Net Assets(1)               1.01%         1.00%         1.01%         1.01%       1.02%
    Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                             1.00%           n/a         1.00%         1.00%       1.00%
    Ratio of Net Investment Income (Loss) to Average
      Net Assets(1)                                        (0.21)%       (0.27)%       (0.33)%         0.01%       0.08%
    Portfolio Turnover Rate                                    95%           93%          155%          373%        302%
    ---------------------------------------------------------------------------------------------------------------------

    (1)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income            $0.01         $0.00         $0.01         $0.01       $0.01
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.08%         1.04%         1.07%         1.03%       1.08%
       Net Investment Income (Loss) to Average Net
       Assets                                              (0.28)%       (0.29)%       (0.39)%       (0.01)%       0.02%
    ---------------------------------------------------------------------------------------------------------------------


    +Amount is less than $0.01 per share.
  n/a Not applicable during the period indicated.

FOCUS EQUITY PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
    CLASS B                                                  2001          2000         1999          1998         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $15.09        $19.50        $17.40        $15.72      $14.42
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Loss(2)                                  (0.07)        (0.08)        (0.08)        (0.06)      (0.01)
    Net Realized and Unrealized Gain (Loss) on
      Investments                                           (2.24)        (2.04)          7.81          2.44        4.55
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                        (2.31)        (2.12)          7.73          2.38        4.54
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -             -             -      (0.01)
    In Excess of Net Investment Income                           -             -             -             -      (0.00)
    Net Realized Gain                                            -        (2.29)        (5.63)        (0.38)      (3.23)
    In Excess of Net Realized Gain                          (0.33)             -             -        (0.32)           -
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.33)        (2.29)        (5.63)        (0.70)      (3.24)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                          $12.45        $15.09        $19.50        $17.40      $15.72
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (15.45)%      (11.89)%        46.13%        15.15%      32.90%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                  $13,143       $18,876       $22,168       $16,682     $18,277
    Ratio of Expenses to Average Net Assets(2)               1.26%         1.25%         1.26%         1.26%       1.27%
    Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                             1.25%         1.25%         1.25%         1.25%       1.25%
    Ratio of Net Investment Loss
      to Average Net Assets(2)                             (0.45)%       (0.52)%       (0.58)%       (0.26)%     (0.18)%
    Portfolio Turnover Rate                                    95%           93%          155%          373%        302%
    ---------------------------------------------------------------------------------------------------------------------

    (2)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income           $0.00+        $0.00+         $0.01        $0.00+      $0.00+
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.33%         1.29%         1.32%         1.28%       1.33%
       Net Investment Loss to Average Net Assets           (0.53)%       (0.54)%       (0.64)%       (0.28)%     (0.24)%
    ---------------------------------------------------------------------------------------------------------------------



    +Amount is less than $0.01 per share.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------
    CLASS A                                                  2001          2000          1999          1998         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $10.99        $13.32        $8.07         $7.72       $13.50
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss)(1)                         (0.06)        (0.08)       (0.05)          0.09       (0.07)
    Net Realized and Unrealized Gain (Loss) on
      Investments                                           (1.28)        (0.69)         7.40          1.97         1.09
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                        (1.34)        (0.77)         7.35          2.06         1.02
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -            -        (0.09)            -
    Net Realized Gain                                            -        (1.23)       (2.10)        (1.62)       (6.80)
    In Excess of Net Realized Gain                         (0.00)+        (0.33)            -             -            -
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.00)        (1.56)       (2.10)        (1.71)       (6.80)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                           $9.65        $10.99       $13.32         $8.07        $7.72
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (12.18)%       (6.64)%       96.45%        27.54%       11.36%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                  $82,300       $89,367      $77,193       $73,276      $57,777
    Ratio of Expenses to Average Net Assets(1)               1.10%         1.25%        1.25%         1.25%        1.25%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets(1)                             (0.69)%       (0.68)%      (0.59)%         1.06%      (0.87)%
    Portfolio Turnover Rate                                  1.44%          129%         204%          331%         228%
    ---------------------------------------------------------------------------------------------------------------------

    (1)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income            $0.01         $0.01        $0.01         $0.01        $0.01
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.25%         1.30%        1.43%         1.35%        1.34%
       Net Investment Income (Loss) to Average Net
       Assets                                              (0.83)%       (0.73)%      (0.78)%         0.96%       (0.95)%
    ---------------------------------------------------------------------------------------------------------------------

    +Amount is less than $0.01 per share.

                                                                              19

SMALL COMPANY GROWTH PORTFOLIO
                                                                               YEAR ENDED DECEMBER 31,
    ---------------------------------------------------------------------------------------------------------------------
    CLASS B                                                  2001          2000          1999          1998         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $10.68        $13.01        $7.93         $7.63       $13.45
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss)(2)                         (0.06)        (0.10)       (0.08)          0.09       (0.06)
    Net Realized and Unrealized Gain (Loss) on
      Investments                                           (1.26)        (0.67)         7.26          1.90         1.04
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                        (1.32)        (0.77)         7.18          1.99         0.98
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -            -        (0.07)            -
    Net Realized Gain                                            -        (1.23)       (2.10)        (1.62)       (6.80)
    In Excess of Net Realized Gain                         (0.00)+        (0.33)            -             -            -
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.00)        (1.56)       (2.10)        (1.69)       (6.80)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                           $9.36        $10.68       $13.01         $7.93        $7.63
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (12.35)%       (6.81)%       95.97%        26.86%       11.13%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                 $184,099       $91,069      $14,775        $1,282       $1,313
    Ratio of Expenses to Average Net Assets(2)               1.35%         1.50%        1.50%         1.50%        1.50%
    Ratio of Net Investment Income (Loss)
      to Average Net Assets(2)                             (0.97)%       (0.97)%      (0.87)%         0.88%      (1.12)%
    Portfolio Turnover Rate                                   144%          129%         204%          331%         228%
    ---------------------------------------------------------------------------------------------------------------------

    (2)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income            $0.01        $0.00+        $0.02         $0.01        $0.00+
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.50%         1.55%        1.66%         1.60%        1.58%
       Net Investment Income (Loss) to Average Net
       Assets                                              (1.12)%       (1.02)%        1.03%         0.78%       (1.21)%
    ---------------------------------------------------------------------------------------------------------------------



    +Amount is less than $0.01 per share.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FINANCIAL HIGHLIGHTS

TECHNOLOGY PORTFOLIO


                                                                        YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------
    CLASS A                                                  2001          2000        1999++        1998++         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $25.82        $38.91        $17.98        $11.73      $10.71
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss)(1)                         (0.18)        (0.34)        (0.28)        (0.13)        0.07
    Net Realized and Unrealized Gain (Loss) on
      Investments                                          (12.00)        (7.69)         28.07          6.45        3.75
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       (12.18)        (8.03)         27.79          6.32        3.82
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -             -             -      (0.26)
    Net Realized Gain                                            -        (5.06)        (6.86)        (0.07)      (1.28)
    In Excess of Net Realized Gain                          (0.88)             -             -             -      (1.00)
    Return of Capital                                            -             -             -             -      (0.26)
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.88)        (5.06)        (6.86)        (0.07)      (2.80)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                          $12.76        $25.82        $38.91        $17.98      $11.73
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (47.89)%      (22.67)%       160.62%        53.90%      37.27%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                  $42,195      $101,588       $82,190       $27,506     $31,788
    Ratio of Expenses to Average Net Assets(1)               1.26%         1.26%         1.26%         1.29%       1.25%
    Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                             1.25%         1.25%         1.25%         1.25%         n/a
    Ratio of Net Investment Loss to Average Net
      Assets(1)                                            (1.09)%       (1.05)%       (1.06)%       (0.95)%     (1.07)%
    Portfolio Turnover Rate                                   107%          150%          250%          265%        622%
    ---------------------------------------------------------------------------------------------------------------------

    (1)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income            $0.01         $0.01        $0.00+         $0.07       $0.08
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.34%         1.29%         1.28%         1.82%       2.47%
       Net Investment Loss to Average Net Assets           (1.17)%       (1.08)%       (1.09)%       (1.47)%     (2.30)%
    ---------------------------------------------------------------------------------------------------------------------



    +  Amount is less than $0.01 per share.
    ++ Per share amounts for the years ended December 31, 1999 and 1998 are based on average shares outstanding.
   n/a Not applicable during the period indicated.

TECHNOLOGY PORTFOLIO


                                                                               YEAR ENDED DECEMBER 31,
    ---------------------------------------------------------------------------------------------------------------------
    CLASS B                                                    2001          2000       1999++        1998++         1997
    ---------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                    $25.58        $38.69        $17.92        $11.72      $10.71
    ---------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income (Loss) (2)                        (0.21)        (0.41)        (0.35)        (0.16)        0.04
    Net Realized and Unrealized Gain (Loss) on
      Investments                                          (11.88)        (7.64)         27.98          6.43        3.74
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                       (12.09)        (8.05)         27.63          6.27        3.78
    ---------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                        -             -             -             -       (0.25)
    Net Realized Gain                                            -        (5.06)        (6.86)        (0.07)       (1.28)
    In Excess of Net Realized Gain                          (0.88)             -             -             -       (1.00)
    Return of Capital                                            -             -             -             -       (0.24)
    ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.88)        (5.06)        (6.86)        (0.07)      (2.77)
    ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                          $12.61        $25.58        $38.69        $17.92      $11.72
    ---------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                          (47.99)%      (22.86)%       160.26%        53.52%      36.90%
    ---------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                   $3,137        $6,251        $4,192          $850      $2,394
    Ratio of Expenses to Average Net Assets (2)              1.51%         1.51%         1.51%         1.55%       1.50%
    Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                             1.50%         1.50%         1.50%         1.50%         n/a
    Ratio of Net Investment Loss to Average Net
      Assets (2)                                           (1.34)%       (1.30)%       (1.31)%       (1.32)%     (1.41)%
    Portfolio Turnover Rate                                   107%          150%          250%          265%        622%
    ---------------------------------------------------------------------------------------------------------------------

    (2)Effect of voluntary expense limitation during
       the period:
       Per share benefit to net investment income            $0.01         $0.01        $0.00+         $0.07       $0.04
       Ratios before expense limitation:
       Expenses to Average Net Assets                        1.59%         1.54%         1.53%         2.08%       2.72%
       Net Investment Loss to Average Net Assets           (1.42)%       (1.34)%       (1.32)%       (1.84)%     (2.63)%
    ---------------------------------------------------------------------------------------------------------------------



    +  Amount is less than $0.01 per share.
    ++ Per share amounts for the years ended December 31, 1999 and 1998 are based on average shares outstanding.
   n/a Not applicable during the period indicated.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Additional Information

WHERE TO FIND
ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION
In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                PROSPECTUS

                                                MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

                                      INVESTMENT ADVISER
                                      MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                      -----------------------------------------
                                      DISTRIBUTOR MORGAN STANLEY & CO.
                                      INCORPORATED
                                      -----------------------------------------

                                      Morgan Stanley Institutional Fund,
                                      Inc.(the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the Active International Allocation Portfolio (the "Portfolio").

                                      -----------------------------------------
                                      The Securities and Exchange Commission
                                      (the "Commission") has not approved or
                                      disapproved these securities or passed
                                      upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE
PORTFOLIO
--------------------------------------------------------------------------------
Active International Allocation                                               1
--------------------------------------------------------------------------------
Additional Risk Factors and Information                                       3
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO                                            5
--------------------------------------------------------------------------------
FUND MANAGEMENT                                                               7
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                       8
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                         11
--------------------------------------------------------------------------------
Active International Allocation Portfolio                                    11
--------------------------------------------------------------------------------

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         INVESTMENT SUMMARY

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

OBJECTIVE
THE ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY, IN ACCORDANCE WITH COUNTRY AND SECTOR WEIGHTINGS DETERMINED BY MORGAN STANLEY INVESTMENT MANAGEMENT, IN EQUITY SECURITIES OF NON-U.S. ISSUERS WHICH, IN THE AGGREGATE, REPLICATE BROAD MARKET INDICES.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Morgan Stanley Investment Management seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) fundamental change; and (iii) market momentum/technicals.


PROCESS

Morgan Stanley Investment Management's Active International Allocation team analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. Morgan Stanley Investment Management views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Morgan Stanley Investment Management - on an ongoing basis - establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the Portfolio. Morgan Stanley Investment Management invests the Portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Morgan Stanley Investment Management will try to match the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The Portfolio may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

RISKS
Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in foreign countries, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers(news about


[CHART]


PERFORMANCE (CLASS A SHARES)

Commenced operations on January 17, 1992

1993        30.72%
1994        -0.52%
1995        10.57%
1996         9.71%
1997         8.61%
1998        20.12%
1999        27.82%
2000       -14.97%
2001       -17.63%

HIGH QUARTER        (Q4 '99)        18.77%
LOW QUARTER         (Q1 '01)       -12.08%

AVERAGE ANNUAL TOTAL RETURNS

(for the year ended December 31, 2001)



                                                                   PAST         PAST       SINCE
                                                               ONE YEAR   FIVE YEARS   INCEPTION
CLASS A (commenced operations on January 17, 1992)
------------------------------------------------------------------------------------------------
Return before Taxes                                             -17.63%        3.14%       5.88%
------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                             -18.05%        0.54%       3.60%
------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     -10.63%        1.78%       4.03%
------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                 -21.44%        0.89%       4.97%
------------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)
------------------------------------------------------------------------------------------------
Return before Taxes                                             -17.81%        2.96%       3.97%
------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                 -21.44%        0.89%       1.73%
------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes, such as gaining exposure to foreign markets.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


EMERGING MARKET RISKS
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


DERIVATIVES AND OTHER INVESTMENTS
The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

RISKS OF DERIVATIVES


The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

----------
addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INVESTMENT DISCRETION

In pursuing the Portfolio's investment objective, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

BANK INVESTORS
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         FEES AND EXPENSES OF THE PORTFOLIO

FEES AND EXPENSES OF THE PORTFOLIO

2001 ANNUAL PORTFOLIO OPERATING EXPENSES



SHAREHOLDER FEES (fees paid directly from your investment)
------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                                2.00%
------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
------------------------------------------------------------------------------------
Class A                                                                        0.65%
------------------------------------------------------------------------------------
Class B                                                                        0.65%
------------------------------------------------------------------------------------
12b-1 FEE
------------------------------------------------------------------------------------
Class A                                                                        None
------------------------------------------------------------------------------------
Class B                                                                        0.25%
------------------------------------------------------------------------------------
OTHER EXPENSES
------------------------------------------------------------------------------------
Class A                                                                        0.24%
------------------------------------------------------------------------------------
Class B                                                                        0.24%
------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------
Class A                                                                        0.89%
------------------------------------------------------------------------------------
Class B                                                                        1.14%
------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.

* The Management Fees for the Portfolio shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 0.80% for Class A shares and 1.05% for Class B shares.


  In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.

  For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Portfolio, including investment related expenses, were 0.81% for Class A shares and 1.06% for Class B shares. Excluding investment related expenses, the total operating expenses after fee waivers and/or expense reimbursments were 0.80% for Class A shares and 1.05% for Class B shares.


  Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements, which are described in the footnotes from Morgan Stanley Investment Management.

----------

EXAMPLE


                                                             1 YEAR       3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------------
Class A                                                        $91           $284         $493       $1,096
-------------------------------------------------------------------------------------------------------------
Class B                                                        $116          $362         $628       $1,386
-------------------------------------------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

----------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         FUND MANAGEMENT


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from the Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001

(net of waivers and as a percentage of average net assets)


--------------------------------------------------------------------------------
Class A                                                                    0.57%
--------------------------------------------------------------------------------
Class B                                                                    0.57%
--------------------------------------------------------------------------------



PORTFOLIO MANAGEMENT

The Portfolio's assets are managed by the Active International Allocation Team. Current members of the team include Ann D. Thivierge, Managing Director and Barton M. Biggs, Chairman, Director and Managing Director.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUES
The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of the Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         SHAREHOLDER INFORMATION


SHAREHOLDER INFORMATION (CONT'D)


J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


DIVIDENDS AND DISTRIBUTIONS
The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio

Global Franchise Portfolio
Global Value Equity Portfolio


Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio

Fixed Income III Portfolio++
Global Fixed Income II Portfolio
High Yield II Portfolio++

Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

*   Portfolio is currently closed to new investors
+   Portfolio is not operational

++  Portfolio may be reorganized subject to shareholder approval

                              MORGAN STANLEY INSTITUTIONAL UND, INC. PROSPECTUS

                                         FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001, has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO


                                                                                      YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
    CLASS A                                                          2001        2000          1999           1998++       1997++
----------------------------------------------------------------------------------------------------------------------------------

    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                             $10.68       $14.26       $11.90       $10.39       $11.44
----------------------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income(1)                                           0.12         0.19         0.22         0.22         0.18
    Net Realized and Unrealized Gain (Loss) on Investments           (2.01)       (2.59)         3.01         1.86         0.80
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                                 (1.89)       (2.40)         3.23         2.08         0.98
----------------------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                            (0.14)            -       (0.05)       (0.30)       (0.83)
    In Excess of Net Investment Income                                    -       (0.01)       (0.06)       (0.04)       (0.02)
    Net Realized Gain                                                     -       (0.90)       (0.76)       (0.23)       (1.18)
    In Excess of Net Realized Gain                                   (0.00)       (0.27)            -            -            -
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (0.14)       (1.18)       (0.87)       (0.57)       (2.03)
----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                                  $  8.65       $10.68       $14.26       $11.90       $10.39
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                                   (17.63)%     (14.97)%       27.82%       20.12%        8.61%
----------------------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                          $388,225     $509,309     $583,607     $266,832     $138,667
    Ratio of Expenses To Average Net Assets(1)                        0.81%        0.82%        0.80%        0.80%        0.80%
    Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                                      0.80%        0.80%          n/a          n/a          n/a
    Ratio of Net Investment Income to Average Net Assets(1)           1.25%        1.55%        1.71%        1.91%        1.47%
    Portfolio Turnover Rate                                             36%          80%          53%          49%          49%
----------------------------------------------------------------------------------------------------------------------------------

    (1)Effect of voluntary expense limitation during the period:
       Per share benefit to net investment income                     $0.01        $0.01        $0.01        $0.02        $0.03
       Ratios before expense limitation:
       Expenses to Average Net Assets                                 0.89%        0.93%        0.92%        1.03%        1.10%
       Net Investment Income to Average Net Assets                    1.17%        1.45%        1.59%        1.70%        1.18%
----------------------------------------------------------------------------------------------------------------------------------



    +   Amount is less than $0.01 per share.
    ++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.
    n/a Not applicable during the period indicated.

ACTIVE INTERNATIONAL
ALLOCATION PORTFOLIO



                                                                                      YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
    CLASS B                                                          2001        2000          1999        1998++       1997++
----------------------------------------------------------------------------------------------------------------------------------

    SELECTED PER SHARE DATA AND RATIOS

    Net Asset Value, Beginning of Period                            $ 10.80       $14.41        $12.12       $10.48       $11.44
----------------------------------------------------------------------------------------------------------------------------------

    Income from Investment Operations

    Net Investment Income(2)                                           0.13         0.27          0.13         0.22         0.08
    Net Realized and Unrealized Gain (Loss) on Investments           (2.06)       (2.71)          3.02         1.94         0.87
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                                 (1.93)       (2.44)          3.15         2.16         0.95
----------------------------------------------------------------------------------------------------------------------------------

    DISTRIBUTIONS

    Net Investment Income                                            (0.10)            -        (0.05)       (0.23)       (0.71)
    In Excess of Net Investment Income                                   --       (0.01)        (0.05)       (0.06)       (0.02)
    Net Realized Gain                                                    --       (0.89)        (0.76)       (0.23)       (1.18)
    In Excess of Net Realized Gain                                   (0.00)       (0.27)             -            -            -
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (0.10)       (1.17)        (0.86)       (0.52)       (1.91)
----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                                    $8.77      $ 10.80        $14.41       $12.12       $10.48
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                                   (17.81)%     (15.02)%        26.63%       20.71%        8.35%
----------------------------------------------------------------------------------------------------------------------------------

    Ratios and Supplemental Data:

    Net Assets, End of Period (Thousands)                           $10,362      $19,814        $9,959          $96          $14
    Ratio of Expenses to Average Net Assets(2)                        1.06%        1.07%         1.05%        1.05%        1.05%
    Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                                      1.05%        1.05%           n/a          n/a          n/a
    Ratio of Net Investment Income to Average Net Assets(2)           1.05%        1.42%         1.16%        1.80%        0.71%
    Portfolio Turnover Rate                                             36%          80%           53%          49%          49%
----------------------------------------------------------------------------------------------------------------------------------

    (2)Effect of voluntary expense limitation during the period:
       Per share benefit to net investment income                     $0.01        $0.02         $0.01        $0.03        $0.03
       Ratios before expense limitation:
       Expenses to Average Net Assets                                 1.14%        1.18%         1.17%        1.27%        1.32%
       Net Investment Income to Average Net Assets                    0.97%        1.31%         0.95%        1.58%        0.45%
----------------------------------------------------------------------------------------------------------------------------------



    +   Amount is less than $0.01 per share.
    ++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.
    n/a Not applicable during the period indicated.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             ADDITIONAL INFORMATION

WHERE TO FIND
ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI, and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                PROSPECTUS
                                                ----------------
                                                MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

---------------------------------------------
GLOBAL FIXED INCOME II PORTFOLIO
The Global Fixed Income Ii Portfolio seeks to
produce an attractive real rate of return
while preserving capital by investing
primarily in high quality fixed income
securities of issuers throughout the world,
including U.S. issuers.
---------------------------------------------
HIGH YIELD II PORTFOLIO
The High Yield Ii Portfolio seeks to maximize
total return by investing primarily in a
diversified portfolio of high yield fixed
income securities that offer a yield above
that generally available on debt securities
in the four highest rating categories of the
recognized rating services.
---------------------------------------------

                                       INVESTMENT ADVISER
                                       MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                       -----------------------------------------
                                       DISTRIBUTOR
                                       MORGAN STANLEY & CO. INCORPORATED
                                       -----------------------------------------
                                       Morgan Stanley Institutional Fund, Inc.
                                       (the "Fund") is a no-load mutual fund
                                       that is designed to meet the investment
                                       needs of discerning investors who place
                                       a premium on quality and personal
                                       service. The Fund makes available to
                                       institutional investors a series of
                                       portfolios which seek to benefit from the
                                       investment expertise and commitment to
                                       excellence associated with Morgan Stanley
                                       Investment Management inc. ("Morgan
                                       stanley investment management" or the
                                       "Adviser") and its affiliates. This
                                       Prospectus offers Class A and Class B
                                       shares of the portfolios listed above
                                       (each a "Portfolio" and collectively the
                                       "Portfolios").
                                       -----------------------------------------
                                       The Securities and Exchange Commission
                                       (the "Commission") has not approved or
                                       disapproved these securities or passed
                                       upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE
PORTFOLIOS
Global Fixed Income II                                                         1
--------------------------------------------------------------------------------
High Yield II                                                                  3
--------------------------------------------------------------------------------
Additional Risk Factors and Information                                        5
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                            8
--------------------------------------------------------------------------------
FUND MANAGEMENT                                                               10
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                       11
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          14
--------------------------------------------------------------------------------
Global Fixed Income II Portfolio                                              14
--------------------------------------------------------------------------------
High Yield II Portfolio                                                       16
--------------------------------------------------------------------------------

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            INVESTMENT SUMMARY

GLOBAL FIXED INCOME II PORTFOLIO


OBJECTIVE
THE GLOBAL FIXED INCOME II PORTFOLIO SEEKS TO PRODUCE AN ATTRACTIVE REAL RATE OF RETURN WHILE PRESERVING CAPITAL BY INVESTING PRIMARILY IN HIGH QUALITY FIXED INCOME SECURITIES OF ISSUERS THROUGHOUT THE WORLD, INCLUDING U.S. ISSUERS.

APPROACH

Morgan Stanley Investment Management seeks to produce an attractive return by constructing a portfolio of fixed income securities from throughout the world. Morgan Stanley Investment Management manages interest rate, country, and currency exposures by a strategic, value-based approach that favors securities with high real interest rates and sizable incremental yield at longer maturities. Morgan Stanley Investment Management seeks to preserve capital by investing in high quality (i.e., those rated at the time of investment in the three highest rating categories or believed to be of equivalent quality) fixed income securities.


PROCESS

Morgan Stanley Investment Management assesses real interest rates, inflationary trends and yield curves in the global fixed income markets and combines this with a separate currency analysis that focuses on relative interest rate differentials and economic competitiveness. Morgan Stanley Investment Management then seeks to establish overweight positions in markets that offer the most attractive yield curves and the highest yields over and above future inflation. The Portfolio generally invests in fixed income securities having intermediate maturities (remaining maturities between 3 and 7 years) as a starting point, then shifts to longer maturities where it believes real yields are attractive and shorter maturities where they are less attractive. The Portfolio generally emphasizes investment in securities of U.S. and foreign governments and their agencies and instrumentalities, and may invest in other fixed income securities rated in the three highest rating categories of a nationally recognized statistical rating organization or that Morgan Stanley Investment Management believes to be of equivalent quality. The Portfolio may invest in mortgage-backed securities. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


RISKS

Investing in the Global Fixed Income II Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in fixed income securities of U.S. and foreign issuers, many of which may be denominated in foreign currencies. Market prices of fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers,


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on May 1, 1991

 1992          2.74%
 1993         15.34%
 1994         -6.08%
 1995         19.32%
 1996          6.44%
 1997          1.50%
 1998         13.84%
 1999         -6.84%
 2000          1.18%
 2001         -0.36%

HIGH QUARTER                        (Q3 '98)   8.07%
----------------------------------------------------
LOW QUARTER                         (Q1 '99)  -3.92%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                              PAST       PAST       PAST     SINCE
                                                          ONE YEAR FIVE YEARS  TEN YEARS INCEPTION
CLASS A (commenced operations on May 1, 1991)
--------------------------------------------------------------------------------------------------
Return before Taxes                                          -0.36%      1.65%      4.05%     5.23%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                          -0.36%      0.83%      2.71%     3.58%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale
of Fund Shares                                               -0.22%      0.91%      2.69%     3.43%
--------------------------------------------------------------------------------------------------
J.P. Morgan Traded Global Bond Index                         -0.80%      2.42%      5.25%     6.30%
--------------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------
Return before Taxes                                          -0.54%      1.47%       N/A      2.23%
--------------------------------------------------------------------------------------------------
J.P. Morgan Traded Global Bond Index                         -0.80%      2.42%       N/A      2.75%
--------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.


The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

GLOBAL FIXED INCOME II
PORTFOLIO (Cont'd)

including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk.


To the extent that the Portfolio invests in foreign countries, particularly emerging markets, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            INVESTMENT SUMMARY

HIGH YIELD II PORTFOLIO


OBJECTIVE
THE HIGH YIELD II PORTFOLIO SEEKS TO MAXIMIZE TOTAL RETURN BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF HIGH YIELD FIXED INCOME SECURITIES THAT OFFER A YIELD ABOVE THAT GENERALLY AVAILABLE ON DEBT SECURITIES IN THE FOUR HIGHEST RATING CATEGORIES OF THE RECOGNIZED RATING SERVICES.

APPROACH
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, mortgage-backed securities, and investment grade corporate bonds. The Portfolio may also invest to a limited extent in foreign fixed income securities, including emerging market securities. Morgan Stanley Investment Management will generally use derivatives in managing the Portfolio.

PROCESS

Morgan Stanley Investment Management uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. Morgan Stanley Investment Management emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. Morgan Stanley Investment Management conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. Morgan Stanley Investment Management may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in high yield securities.


RISKS

Investing in the High Yield II Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in non-investment grade fixed income securities of U.S. and foreign issuers. Market prices of fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers, including governments. The Portfolio invests in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. Prices of high yield securities generally are more volatile than prices of investment grade fixed income securities. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. In addition, at times the Portfolio's market sector, high yield securities may underperform relative to other sectors and the overall market.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on September 28, 1992

 1993          22.11%
 1994          -4.18%
 1995          23.35%
 1996          15.01%
 1997          15.87%
 1998           3.03%
 1999           7.77%
 2000         -11.51%
 2001          -4.31%

HIGH QUARTER                        (Q3 '93)   7.74%
----------------------------------------------------
LOW QUARTER                         (Q1 '01)  -7.84%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                 PAST         PAST      SINCE
                                                             ONE YEAR   FIVE YEARS  INCEPTION
CLASS A (commenced operations on September 28, 1992)
---------------------------------------------------------------------------------------------
Return before Taxes                                             -4.31%        1.73%      6.72%
---------------------------------------------------------------------------------------------
Return after Taxes on Distributions                             -8.26%       -2.10%      2.66%
---------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     -2.54%       -0.31%      3.49%
---------------------------------------------------------------------------------------------
CS First Boston High Yield Index                                 5.80%        3.25%      6.88%
---------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)
---------------------------------------------------------------------------------------------
Return before Taxes                                             -5.02%        1.36%      3.40%
---------------------------------------------------------------------------------------------
CS First Boston High Yield Index                                 5.80%        3.25%      4.71%
---------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.


The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

On January 23, 2002, the Board of Directors of the Fund, on behalf of the Portfolio, approved an Agreement and Plan of Reorganization (the "Reorganization"), by and between the Fund and Morgan Stanley Institutional Fund Trust (the "Trust"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of the High Yield Portfolio, a portfolio of the Trust, and shareholders of the Portfolio would become shareholders of the High Yield Portfolio, receiving shares of the High Yield Portfolio equal to the value of their holdings in the Portfolio. Class A shareholders would receive Institutional Class shares, and Class B shareholders would receive Adviser Class shares, respectively, of the High Yield Portfolio.

The Reorganization is subject to the approval of the shareholders of the Portfolio, at a special meeting of shareholders scheduled to be held on or about May 15, 2002. A proxy statement formally detailing the proposal, the reasons for the Reorganization, and information concerning the High Yield Portfolio will be distributed to shareholders of the Portfolio.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING
To the extent that the Portfolios invests in foreign countries, particularly emerging markets, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


EMERGING MARKET RISKS
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's involvement. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


MORTGAGE SECURITIES
Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.
----------

DERIVATIVES AND OTHER INVESTMENTS
The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, structured notes, collateralized mortgage obligations ("CMOs"), and stripped mortgage-backed securities ("SMBS"). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to control their exposure to changing foreign currency exchange rates or interest rates. The Portfolios may use futures to manage the overall maturity and duration of their securities holdings.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Both CMOs and SMBSs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBSs that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rare obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION (CONT'D)

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

FEES AND EXPENSES OF THE PORTFOLIOS


2001 ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                    GLOBAL
                                                                     FIXED       HIGH
                                                                 INCOME II    YIELD II
                                                                 PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                       2.00%       None
--------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
--------------------------------------------------------------------------------------
Class A                                                               0.40%     0.375%
--------------------------------------------------------------------------------------
Class B                                                               0.40%     0.375%
--------------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------------
Class A                                                                None       None
--------------------------------------------------------------------------------------
Class B                                                               0.15++     0.25%
--------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------
Class A                                                               0.50%      0.28%
--------------------------------------------------------------------------------------
Class B                                                               0.50%      0.28%
--------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------
Class A                                                               0.90%      0.65%
--------------------------------------------------------------------------------------
Class B                                                               1.05%      0.90%
--------------------------------------------------------------------------------------


 +Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


++The actual 12b-1 fee paid by the Portfolio for the last fiscal year was 0.15% because the distributor, Morgan Stanley & Co. Incorporated, has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive.

 *The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 0.50% for Class A shares and 0.65% for Class B shares OF the Global Fixed Income II Portfolio and 0.695% for Class A shares and 0.945% for Class B shares of the High Yield II Portfolio.

  In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.

  For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors were 0.53% for Class A shares and 0.68% for Class B shares of the Global Fixed Income II Portfolio. Excluding investment related expenses, the total operating expenses after fee waivers and/or expense reimbursements, were 0.50% for Class A shares and 0.65% for Class B shares of the Global Fixed Income II Portfolio. Total operating expenses for the High Yield II Portfolio did not exceed the amounts shown above and, accordingly, total operating expenses incurred by investors were as shown in the table above.


  Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.

----------

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES
OF THE PORTFOLIOS (CONT'D)

EXAMPLE


                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME II PORTFOLIO
--------------------------------------------------------------------------------
Class A                                      $92      $287      $498      $1,108
--------------------------------------------------------------------------------
Class B                                     $107      $334      $579      $1,283
--------------------------------------------------------------------------------
HIGH YIELD II PORTFOLIO
--------------------------------------------------------------------------------
Class A                                      $66      $208      $362        $810
--------------------------------------------------------------------------------
Class B                                      $92      $287      $498      $1,108
--------------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in each portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

----------

INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001

(net of waivers and as a percentage of average net assets)


                 GLOBAL FIXED    HIGH YIELD II
          INCOME II PORTFOLIO        PORTFOLIO
----------------------------------------------
CLASS A                  0.00%            0.38%
----------------------------------------------
CLASS B                  0.00%            0.38%
----------------------------------------------



PORTFOLIO MANAGEMENT

GLOBAL FIXED INCOME II PORTFOLIO
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael B. Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.

HIGH YIELD II PORTFOLIO
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon
W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares of the Global Fixed Income II Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Global Fixed Income II Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Global Fixed Income II Portfolio's shares held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
Microcap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio

Fixed Income III Portfolio++

Global Fixed Income II Portfolio

High Yield II Portfolio++

Mortgage-backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

 *Portfolio is currently closed to new investors
 +Portfolio is not operational

++Portfolio may be reorganized subject to shareholder approval

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            SHAREHOLDER INFORMATION


DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. The Portfolios expect to distribute primarily ordinary income dividends.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

GLOBAL FIXED INCOME II PORTFOLIO



                                                                             YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
CLASS A                                                           2001       2000     1999+      1998+      1997+
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                             $11.10     $11.22    $12.51     $11.15    $11.30
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                           0.45       0.54      0.51       0.55      0.56
Net Realized and Unrealized Gain (Loss) on Investments           (0.49)     (0.42)    (1.37)       0.98    (0.40)
-----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 (0.04)       0.12    (0.86)       1.53      0.16
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                                 -     (0.20)    (0.39)     (0.17)    (0.31)
In Excess of Net Investment Income                                    -     (0.04)    (0.03)          -         -
Return of Capital                                                     -          -    (0.01)          -         -
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                                   -     (0.24)    (0.43)     (0.17)    (0.31)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.06     $11.10    $11.22     $12.51    $11.15
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (0.36)%      1.18%   (6.84)%     13.84%     1.50%
-----------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $22,291    $27,852   $34,225   $ 45,884   $84,635
Ratio of Expenses to Average Net Assets(1)                        0.53%      0.50%     0.50%      0.50%     0.50%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax Expenses and Interest Expenses                      0.50%        N/A       N/A        N/A       N/A
Ratio of Net Investment Income to Average Net Assets(1)           3.83%      4.58%     4.01%      4.76%     5.05%
Portfolio Turnover Rate                                             72%        73%      102%       110%      116%
-----------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                    $0.04      $0.04     $0.03      $0.03     $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                                0.90%      0.87%     0.76%      0.81%     0.71%
    Net Investment Income to Average Net Assets                   3.46%      4.23%     3.75%      4.48%     4.84%
-----------------------------------------------------------------------------------------------------------------



   +Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.
N/A Not applicable during the period indicated.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            FINANCIAL HIGHLIGHTS

GLOBAL FIXED INCOME II PORTFOLIO



                                                                             YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
CLASS B                                                           2001       2000     1999+      1998+      1997+
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                             $11.06     $11.19    $12.48     $11.13    $11.29
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                           0.45       0.47      0.45       0.53      0.54
Net Realized and Unrealized Gain (Loss) on Investments           (0.51)     (0.37)    (1.32)       0.98    (0.40)
-----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 (0.06)       0.10    (0.87)       1.51      0.14
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                                 -     (0.19)    (0.39)     (0.16)    (0.30)
In Excess of Net Investment Income                                    -     (0.04)    (0.03)          -         -
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                                   -     (0.23)    (0.42)     (0.16)    (0.30)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.00     $11.06    $11.19     $12.48    $11.13
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (0.54)%      1.07%   (7.09)%     13.68%     1.29%
-----------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                              $313       $320      $322       $362      $366
Ratio of Expenses to Average Net Assets(2)                        0.68%      0.65%     0.65%      0.65%     0.65%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax Expenses and Interest Expenses                      0.65%        N/A       N/A        N/A       N/A
Ratio of Net Investment Income to Average Net Assets(2)           3.79%      4.42%     3.86%      4.54%     4.88%
Portfolio Turnover Rate                                             72%        73%      102%       110%      116%
-----------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                    $0.05      $0.04     $0.03      $0.03     $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                                1.05%      1.02%     0.91%      0.99%     0.86%
    Net Investment Income to Average Net Assets                   3.42%      4.06%     3.60%      4.26%     4.68%
-----------------------------------------------------------------------------------------------------------------



  + Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.
N/A Not applicable during the period indicated.

HIGH YIELD II PORTFOLIO


                                                                             YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
CLASS A                                                           2001       2000     1999       1998       1997
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $8.43     $10.58    $10.75     $11.58    $10.91
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                              0.81       0.99      0.94       1.00      1.00
Net Realized and Unrealized Gain (Loss) on Investments           (1.14)     (2.14)    (0.14)     (0.66)      0.67
-----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 (0.33)     (1.15)      0.80       0.34      1.67
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                            (0.84)     (1.00)    (0.95)     (0.98)    (1.00)
In Excess of Net Investment Income                               (0.02)          -    (0.01)     (0.00)         -
Net Realized Gain                                                     -          -         -     (0.14)         -
In Excess of Net Realized Gain                                        -          -         -     (0.04)         -
Return of Capital                                                     -          -    (0.01)     (0.01)         -
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.86)     (1.00)    (0.97)     (1.17)    (1.00)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $7.24      $8.43    $10.58     $10.75    $11.58
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (4.31)%   (11.51)%     7.77%      3.03%    15.87%
-----------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                          $120,131    $95,174  $136,386  $128,237   $113,006
Ratio of Expenses to Average Net Assets                           0.65%      0.62%     0.59%      0.67%     0.69%
Ratio of Net Investment Income to Average Net Assets             10.29%      9.96%     8.72%      8.70%     8.70%
Portfolio Turnover Rate                                             52%        36%       58%        93%      111%
-----------------------------------------------------------------------------------------------------------------



+ Amount is less than $0.01 per share.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------
                            FINANCIAL HIGHLIGHTS

HIGH YIELD II PORTFOLIO



                                                                             YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
CLASS B                                                           2001       2000     1999       1998     1997
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $8.40     $10.55    $10.73     $11.56    $10.90
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                              0.76       0.92      0.92       0.90      0.97
Net Realized and Unrealized Gain (Loss) on Investments           (1.15)     (2.09)    (0.15)     (0.59)      0.65
-----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 (0.39)     (1.17)      0.77       0.31      1.62
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                            (0.81)     (0.98)    (0.93)     (0.95)    (0.96)
In Excess of Net Investment Income                               (0.02)          -    (0.01)     (0.00)+        -
Net Realized Gain                                                     -          -         -     (0.14)         -
In Excess of Net Realized Gain                                        -          -         -     (0.04)         -
Return of Capital                                                     -          -    (0.01)     (0.01)         -
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.83)     (0.98)    (0.95)     (1.14)    (0.96)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $7.18      $8.40    $10.55     $10.73    $11.56
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (5.02)%   (11.77)%     7.44%      2.79%    15.48%
-----------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $14,002    $19,384   $48,457    $56,804    $7,213
Ratio of Expenses to Average Net Assets                           0.90%      0.87%     0.85%      0.95%     0.93%
Ratio of Net Investment Income to Average Net Assets             10.12%      9.66%     8.49%      8.73%     8.48%
Portfolio Turnover Rate                                             52%        36%       58%        93%      111%
-----------------------------------------------------------------------------------------------------------------


+ Amount is less than $0.01 per share.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                            --------------------------------------------------

                            ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                              PROSPECTUS

                              MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INTERNATIONAL MAGNUM PORTFOLIO
The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

                              INVESTMENT ADVISER
                              MORGAN STANLEY INVESTMENT MANAGEMENT INC.

                              DISTRIBUTOR
                              MORGAN STANLEY & CO. INCORPORATED

                              Morgan Stanley Institutional Fund, Inc. (the
                              "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the International Magnum Portfolio (the "Portfolio").

                              The Securities and Exchange Commission (the
                              "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE
PORTFOLIO
International Magnum                                                          1
Additional Risk Factors and Information                                       3

FEES AND EXPENSES OF THE PORTFOLIO                                            5
FUND MANAGEMENT                                                               7
SHAREHOLDER INFORMATION                                                       8
FINANCIAL HIGHLIGHTS                                                         11
International Magnum Portfolio                                               11

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             INVESTMENT SUMMARY

INTERNATIONAL MAGNUM PORTFOLIO


OBJECTIVE

THE INTERNATIONAL MAGNUM PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF NON-U.S. ISSUERS DOMICILED IN EAFE COUNTRIES.


APPROACH


Morgan Stanley Investment Management seeks to achieve capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeking to achieve this goal, Morgan Stanley Investment Management uses a combination of strategic geographic asset allocation and fundamental stock selection.


PROCESS


The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo and Singapore. The New York-based portfolio management team decides the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from Morgan Stanley Investment Management's Asset Allocation Group, which is made up of several of Morgan Stanley Investment Management's senior investment officers. Once allocations to Europe, Japan and Asia have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be attractively valued. The regional specialists analyze each company's finances, products and management, typically meeting with each company's management before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). However, the Portfolio also may invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging market countries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

RISKS

Investing in the International Magnum Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the succcess of failure of a new product, for example).


[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on March 15, 1996

             1997          6.58%
             1998          7.33%
             1999         24.87%
             2000        -10.50%
             2001        -18.71%

HIGH QUARTER      (Q1 '98)         14.26%

LOW QUARTER       (Q3 '98)        -17.57%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                                         PAST             PAST            SINCE
                                                                     ONE YEAR       FIVE YEARS        INCEPTION
                                                                -------------  ---------------  ---------------
CLASS A (commenced operations on March 15, 1996)
---------------------------------------------------------------------------------------------------------------
Return before Taxes                                                    -18.71%            0.77%            2.05%
---------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                    -18.76%           -0.09%            1.20%
---------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares            -11.26%            0.54%            1.53%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                        -21.44%            0.89%            1.85%
---------------------------------------------------------------------------------------------------------------

CLASS B (commenced operations on March 15, 1996)
---------------------------------------------------------------------------------------------------------------
Return before Taxes                                                    -18.87%            0.51%            1.78%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                        -21.44%            0.89%            1.85%
---------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks of issuers located in Europe, Australasia and the Far
East.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes, such as gaining exposure to foreign markets


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.


FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


EMERGING MARKET RISKS

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except #Additional Risk Factors and Information (Cont'd)the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


DERIVATIVES AND OTHER INVESTMENTS


The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

RISKS OF DERIVATIVES


The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests,

[SIDENOTE]

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIO. THE PORTFOLIO'S INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION (OSAIO), WHICH IS INCORPORATED BY REFERENCE AND LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


INVESTMENT DISCRETION

In pursuing the Portfolio's investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER


Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FEES AND EXPENSES OF THE PORTFOLIO

FEES AND EXPENSES
OF THE PORTFOLIO

2001 ANNUAL PORTFOLIO OPERATING EXPENSES



SHAREHOLDER FEES (fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                                                            2.00%
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
---------------------------------------------------------------------------------------------------------------
Class A                                                                                                    0.80%
---------------------------------------------------------------------------------------------------------------
Class B                                                                                                    0.80%
---------------------------------------------------------------------------------------------------------------
12b-1 FEE
---------------------------------------------------------------------------------------------------------------
Class A                                                                                                    None
---------------------------------------------------------------------------------------------------------------
Class B                                                                                                    0.25%
---------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
---------------------------------------------------------------------------------------------------------------
Class A                                                                                                    0.34%
---------------------------------------------------------------------------------------------------------------
Class B                                                                                                    0.34%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
Class A                                                                                                    1.14%
---------------------------------------------------------------------------------------------------------------
Class B                                                                                                    1.39%
---------------------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.

* The Management Fees for the Portfolio shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.


  In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.

  For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Portfolio, including certain investment related expenses, were 1.01% for Class A shares and 1.26% for Class B shares. Excluding investment related expenses, the total operating expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares.


  Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


THE COMMISSSION REQUIRES THAT THE FUND DISCLOSE IN THIS TABLE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO. THE ANNUAL PORTFOLIO OPERATING EXPENSES IN THE TABLE DO NOT REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, WHICH ARE DESCRIBED IN THE FOOTNOTES, FROM MORGAN STANLEY INVESTMENT MANAGEMENT.

EXAMPLE


                                                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
Class A                                                    $       116   $      362   $      628   $     1,386
--------------------------------------------------------------------------------------------------------------
Class B                                                    $       142   $      440   $      761   $     1,669
--------------------------------------------------------------------------------------------------------------


[SIDENOTE]


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE EQUAL TO THE AMOUNTS REFLECTED IN THE TABLE TO THE RIGHT.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FUND MANAGEMENT


INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.

MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from the Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001

(net of waivers and as a percentage of average net assets)


--------------------------------------------------------------------------------------------------------------
CLASS A                                                                                                   0.66%
--------------------------------------------------------------------------------------------------------------
CLASS B                                                                                                   0.66%
--------------------------------------------------------------------------------------------------------------



PORTFOLIO MANAGEMENT

The Portfolio's assets are managed by the International Magnum Team. Francine J. Bovich, Managing Director, is a current member of that team.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan" ), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of the Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION (CONT'D)


OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES


You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment


THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio

Global Franchise Portfolio

Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio

Fixed Income III Portfolio++
Global Fixed Income II Portfolio
High Yield II Portfolio++

Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

*  Portfolio is currently closed to new investors
+  Portfolio is not operational

++ Portfolio may be reorganized subject to shareholder approval

SHAREHOLDER INFORMATION (COND'D)

amount in certain cases. An exchange of Portfolio shares held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


DIVIDENDS AND DISTRIBUTIONS
The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


INTERNATIONAL MAGNUM PORTFOLIO


                                                                                        YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
CLASS A                                                                2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $    11.56  $    13.62  $    11.57  $    10.87  $    10.66
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                                0.11        0.11        0.19        0.14        0.17
Net Realized and Unrealized Gain (Loss) on Investments                 (2.27)      (1.52)       2.64        0.66        0.54
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.16)      (1.41)       2.83        0.80        0.71
============================================================================================================================

DISTRIBUTIONS

Net Investment Income                                                  (0.06)      (0.09)      (0.15)      (0.10)      (0.41)
In Excess of Net Investment Income                                         -       (0.07)          -           -           -
Net Realized Gain                                                          -       (0.24)      (0.63)          -       (0.09)
In Excess of Net Realized Gain                                             -       (0.25)          -           -           -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.06)      (0.65)      (0.78)      (0.10)      (0.50)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $     9.34  $    11.56  $    13.62  $    11.57  $    10.87
============================================================================================================================
TOTAL RETURN                                                          (18.71)%    (10.50)%     24.87%       7.33%       6.58%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                             $  120,753  $  183,566  $  188,586  $  269,814  $  159,096
Ratio of Expenses to Average Net Assets(1)                              1.01%       1.01%       1.01%       1.00%       1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                            1.00%       1.00%       1.00%        n/a         n/a
Ratio of Net Investment Income to Average Net Assets(1)                 1.00%       0.84%       0.89%       1.34%       1.44%
Portfolio Turnover Rate                                                   44%         56%         59%         39%         41%
============================================================================================================================

(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                     $     0.01  $     0.01  $     0.02  $     0.01  $     0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                                       1.14%       1.10%       1.11%       1.13%       1.19%
   Net Investment Income to Average Net Assets                          0.87%       0.75%       0.80%       1.24%       1.25%
----------------------------------------------------------------------------------------------------------------------------


n/a Not applicable.

INTERNATIONAL MAGNUM PORTFOLIO


                                                                                        YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
CLASS B                                                                2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $    11.52  $    13.58  $    11.54  $    10.84  $    10.63
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                                0.01        0.08        0.11        0.14        0.16
Net Realized and Unrealized Gain (Loss) on Investments                 (2.18)      (1.54)       2.68        0.64        0.52
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.17)      (1.46)       2.79        0.78        0.68
============================================================================================================================

DISTRIBUTIONS

Net Investment Income                                                  (0.03)      (0.12)      (0.12)      (0.08)      (0.38)
Net Realized Gain                                                          -       (0.23)      (0.63)          -       (0.09)
In Excess of Net Realized Gain                                             -       (0.25)          -           -           -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.03)      (0.60)      (0.75)      (0.08)      (0.47)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $     9.32  $    11.52  $    13.58  $    11.54  $    10.84
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          (18.87)%    (10.81)%     24.58%       7.13%       6.33%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                             $   10,542  $   23,474  $   30,770  $   26,151  $   28,217
Ratio of Expenses to Average Net Assets(2)                              1.26%       1.26%       1.25%       1.25%       1.25%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                            1.25%       1.25%       1.25%        n/a         n/a
Ratio of Net Investment Income to Average Net Assets(2)                 0.75%       0.58%       0.87%       1.24%       1.19%
Portfolio Turnover Rate                                                   44%         56%         59%         39%         41%
============================================================================================================================

(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                     $     0.01  $     0.01  $     0.01  $     0.01  $     0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                                       1.39%       1.35%       1.35%       1.37%       1.44%
   Net Investment Income to Average Net Assets                          0.62%       0.49%       0.54%       1.14%       1.00%
----------------------------------------------------------------------------------------------------------------------------


n/a Not applicable.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS
                                         ADDITIONAL INFORMATION



WHERE TO FIND
ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                     PROSPECTUS

                                                                     MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

EMERGING MARKETS PORTFOLIO
The Emerging Markets Portfolio seeks
long-term capital appreciation by
investing primarily in growth-oriented
equity securities of issuers in
emerging market countries.
---------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
The Emerging Markets Debt Portfolio
seeks high total return by investing
primarily in fixed income securities
of government and government-related
issuers and, to a lesser extent, of
corporate issuers in emerging market
countries.
---------------------------------------
LATIN AMERICAN PORTFOLIO
The Latin American Portfolio seeks
long-term capital appreciation by
investing primarily in growth-oriented
equity securities of Latin American       INVESTMENT ADVISER
issuers.                                  MORGAN STANLEY INVESTMENT MANAGEMENT
---------------------------------------   INC.
                                          -------------------------------------
                                          DISTRIBUTOR MORGAN STANLEY & CO.
                                          INCORPORATED
                                          -------------------------------------

                                          Morgan Stanley Institutional Fund,
                                          Inc. (the "Fund") is a no-load mutual
                                          fund that is designed to meet the
                                          investment needs of discerning
                                          investors who place a premium on
                                          quality and personal service. The Fund
                                          makes available to institutional
                                          investors a series of portfolios which
                                          seek to benefit from the investment
                                          expertise and commitment to excellence
                                          associated with Morgan Stanley
                                          Investment Management Inc. ("Morgan
                                          Stanley Investment Management" or the
                                          "Adviser") and its affiliates. This
                                          Prospectus offers Class A and Class B
                                          shares of the portfolios listed above
                                          (each a "Portfolio" and collectively
                                          the "Portfolios").

                                          --------------------------------------
                                          The Securities and Exchange Commission
                                          (the "Commission") has not approved or
                                          disapproved these securities or passed
                                          upon the adequacy of this Prospectus.
                                          Any representation to the contrary is
                                          a criminal offense.

TABLE OF CONTENTS


                                                                           PAGE
PORTFOLIOS
Emerging Markets                                                             1
------------------------------------------------------------------------------
Emerging Markets Debt                                                        3
------------------------------------------------------------------------------
Latin American                                                               5
------------------------------------------------------------------------------
Additional Risk Factors and Information                                      7
------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                          9
------------------------------------------------------------------------------
FUND MANAGEMENT                                                             11
------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                     12
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                        15
------------------------------------------------------------------------------
Emerging Markets Portfolio                                                  15
------------------------------------------------------------------------------
Emerging Markets Debt Portfolio                                             17
------------------------------------------------------------------------------
Latin American Portfolio                                                    19
------------------------------------------------------------------------------

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary


EMERGING MARKETS PORTFOLIO


OBJECTIVE
THE EMERGING MARKETS PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF ISSUERS IN EMERGING MARKET COUNTRIES.


APPROACH

Morgan Stanley Investment Management seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. Morgan Stanley Investment Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.


PROCESS

Morgan Stanley Investment Management's global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Investment Management invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, Morgan Stanley Investment Management emphasizes thorough macro-economic and fundamental research. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of issuers located in emerging market countries. An issuer is located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.


RISKS

Investing in the Emerging Markets Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income


[CHART]

PERFORMANCE (CLASS A SHARES)

Commenced operations on September 25, 1992

1993        85.91%
1994        -9.63%
1995       -12.77%
1996        12.19%
1997        -1.03%
1998       -25.42%
1999       101.78%
2000       -38.43%
2001        -4.42%

HIGH QUARTER               (Q4 '99)        52.57%
-------------------------------------------------
LOW QUARTER                (Q3 '98)       -23.96%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                 PAST           PAST           SINCE
                                                             ONE YEAR     FIVE YEARS       INCEPTION
CLASS A (commenced operations on September 25, 1992)
----------------------------------------------------------------------------------------------------
Return before Taxes                                             -4.42%         -2.66%           4.26%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                             -4.42%         -3.44%           3.31%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     -2.69%         -2.22%           3.28%
----------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                                -2.62%         -5.84%           2.89%
----------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------------
Return before Taxes                                             -4.71%         -2.91%          -0.69%
----------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                                -2.62%         -5.84%          -4.07%
----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes such as gaining exposure to foreign markets.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

EMERGING MARKETS DEBT PORTFOLIO


OBJECTIVE
THE EMERGING MARKETS DEBT PORTFOLIO SEEKS HIGH TOTAL RETURN BY INVESTING PRIMARILY IN FIXED INCOME SECURITIES OF GOVERNMENT AND GOVERNMENT-RELATED ISSUERS AND, TO A LESSER EXTENT, OF CORPORATE ISSUERS IN EMERGING MARKET COUNTRIES.


APPROACH

Morgan Stanley Investment Management seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macro-economic and fundamental analysis, Morgan Stanley Investment Management seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.


PROCESS

Morgan Stanley Investment Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Investment Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform. In selecting securities, Morgan Stanley Investment Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including (i) spread duration; (ii) real interest rates; and (iii) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Investment Management may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in debt securities of issuers located in emerging market countries. An issuer is located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.


[CHART]

PERFORMANCE (CLASS A SHARES)

Commenced operations on February 1, 1994

1995            28.23%
1996            50.52%
1997            18.29%
1998           -35.95%
1999            29.22%
2000            12.81%
2001            10.57%

HIGH QUARTER            (Q2 '95)         29.97%
-----------------------------------------------
LOW QUARTER             (Q3 '98)        -39.82%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                 PAST           PAST           SINCE
                                                             ONE YEAR     FIVE YEARS       INCEPTION
CLASS A (commenced operations on February 1, 1994)
----------------------------------------------------------------------------------------------------
Return before Taxes                                             10.57%          4.16%           9.37%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                              7.39%         -3.99%           0.34%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares      6.44%         -0.87%           2.95%
----------------------------------------------------------------------------------------------------
J.P. Morgan EMBG Index                                           1.36%          7.35%           8.97%
----------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------------
Return before Taxes                                             10.50%          3.96%          10.33%
----------------------------------------------------------------------------------------------------
J.P. Morgan EMBG Index                                           1.36%          7.35%          11.35%
----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds for over 30 emerging market countries.

RISKS
Investing in the Emerging Markets Debt Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed income securities in emerging markets. Market prices of fixed income securities respond to economic developments as well as to perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price. The Portfolio invests in many fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes such as gaining exposure to foreign markets.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

In addition, the Portfolio may sell securities short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If Morgan Stanley Investment Management incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

LATIN AMERICAN PORTFOLIO


OBJECTIVE
THE LATIN AMERICAN PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LATIN AMERICAN ISSUERS.

APPROACH
Morgan Stanley Investment Management seeks to maximize returns by investing in growth-oriented securities in Latin American markets. Morgan Stanley Investment Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements that have strong shareholder value orientation.

PROCESS
Morgan Stanley Investment Management allocates the Portfolio's assets among Latin American countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Investment Management invests in countries based on fundamental analysis of Latin American companies and seeks to identify companies with strong earnings growth potential. The Portfolio may concentrate in the Latin American telecommunications or financial services industries because of the relatively small size of the overall Latin American equity markets and the possibility that one or more Latin American markets may become dominated by issuers engaged in these industries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of issuers in Latin American countries. Morgan Stanley Investment Management considers a company to be Latin American if (i) its securities are traded on a recognized stock exchange in Latin America, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a Latin American country, or (iii) it is organized under the laws of, or has a principal office in a Latin American country.


RISKS

Investing in the Latin American Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Latin America. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).


[CHART]

PERFORMANCE (CLASS A SHARES)

Commenced operations on January 18, 1995

1996        48.77%
1997        41.28%
1998       -37.10%
1999        71.28%
2000       -16.21%
2001        -1.48%

HIGH QUARTER               (Q4 '99)        40.10%
-------------------------------------------------
LOW QUARTER                (Q3 '98)       -31.43%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                 PAST           PAST           SINCE
                                                             ONE YEAR     FIVE YEARS       INCEPTION
CLASS A (commenced operations on January 18, 1995)
----------------------------------------------------------------------------------------------------
Return before Taxes                                             -1.48%          4.65%           7.99%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                             -1.89%          1.51%           4.77%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     -0.73%          2.37%           5.11%
----------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Latin America Index                  -0.64%          2.39%           3.49%
----------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------------
Return before Taxes                                             -1.77%          4.45%           9.99%
----------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Latin America Index                  -0.64%          2.39%           5.04%
----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

Investing in Latin American countries also entails the risk that news and events unique to a country or that region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in Latin American countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in Latin American countries generally will be denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Portfolio's ability to concentrate its investments in the communications or financial services sectors may expose it to risks unique to those sectors.

The risk of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

In addition, the Portfolio may sell securities short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If Morgan Stanley Investment Management incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Investment Summary

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY
The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


EMERGING MARKET RISKS

Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain or modify exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.


[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.
----------

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk.

To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

A Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


INVESTMENT DISCRETION
In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Emerging Markets Debt Portfolio may engage in frequent trading of securities to achieve its investment objective.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Fees and Expenses of the Portfolios

FEES AND EXPENSES OF THE PORTFOLIOS


2001 ANNUAL PORTFOLIO OPERATING EXPENSES



                                                        EMERGING         EMERGING          LATIN
                                                         MARKETS     MARKETS DEBT       AMERICAN
                                                       PORTFOLIO        PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your
  investment)
------------------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+           2.00%           2.00%          None
------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund
  assets)*
------------------------------------------------------------------------------------------------
Class A                                                   1.25%           0.75%         1.10%
------------------------------------------------------------------------------------------------
Class B                                                   1.25%           0.75%         1.10%
------------------------------------------------------------------------------------------------
12b-1 FEE
------------------------------------------------------------------------------------------------
Class A                                                    None            None          None
------------------------------------------------------------------------------------------------
Class B                                                   0.25%           0.25%         0.25%
------------------------------------------------------------------------------------------------
OTHER EXPENSES
------------------------------------------------------------------------------------------------
Class A                                                   0.40%           0.38%         0.70%
------------------------------------------------------------------------------------------------
Class B                                                   0.40%           0.38%         0.70%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------
Class A                                                   1.65%           1.13%         1.80%
------------------------------------------------------------------------------------------------
Class B                                                   1.90%           1.38%         2.05%
------------------------------------------------------------------------------------------------


+Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.

*The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to waive a portion of its fees and/or reimburse expenses if annual operating expenses, excluding certain investment related expenses described below, exceed 1.75% for Class A shares and 2.00% for Class B shares of the Emerging Markets and Emerging Markets Debt Portfolios and 1.70% for Class A shares and 1.95% for Class B shares of the Latin American Portfolio.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolios, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowings, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or reimbursements would exceed the expense ratios shown above.

For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expenses reimbursement, the total operating expenses, including certain investment related expenses, incurred by investors were 1.80% for Class A shares and 2.05% for Class B shares of the Latin American Portfolio. Excluding investment related expenses, the total operating expenses after fee waivers and/or expense reimbursements were 1.72% for Class A shares and 1.97% for Class B shares of the Latin American Portfolio. Total operating expenses for the Emerging Markets and Emerging Markets Debt Portfolios did not exceed the amounts shown above and, accordingly, total operating expenses incurred by investors in the Portfolios were as shown in the table above.

Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.

----------

EXAMPLE

                                              1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
----------------------------------------------------------------------------------------
Class A                                         $168        $520        $897      $1,955
----------------------------------------------------------------------------------------
Class B                                         $193        $597      $1,026      $2,222
----------------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
----------------------------------------------------------------------------------------
Class A                                         $115        $359        $622      $1,375
----------------------------------------------------------------------------------------
Class B                                         $140        $437        $755      $1,657
----------------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
----------------------------------------------------------------------------------------
Class A                                         $183        $566        $975      $2,116
----------------------------------------------------------------------------------------
Class B                                         $208        $643      $1,103      $2,379
----------------------------------------------------------------------------------------

[SIDENOTE]


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

----------

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Fund Management


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001

(net of waivers and as a percentage of average net assets)

                                                          EMERGING
                                   EMERGING MARKETS   MARKETS DEBT   LATIN AMERICAN
                                          PORTFOLIO      PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------
CLASS A                                       1.25%          0.75%            1.04%
-----------------------------------------------------------------------------------
CLASS B                                       1.25%          0.75%            1.04%
-----------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

EMERGING MARKETS PORTFOLIO
The Portfolio's assets are managed by the Emerging Markets and Asian Equity Teams. Current members of the teams include Narayan Ramachandran, Managing Director, Ruchir Sharma, Executive Director, Ashutosh Sinha, Executive Director, and Michael Perl, Executive Director.


EMERGING MARKETS DEBT PORTFOLIO

The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the teams include Stephen F. Esser, Managing Director, Abigail L. McKenna, Executive Director, and Eric Baurmeister, Vice President.


LATIN AMERICAN PORTFOLIO

The Portfolio's assets are managed by the Emerging Markets and Asian Equity Teams. Current members of the teams include Michael Perl, Executive Director, Ana Christina Piedrahita, Vice President, and Narayan Ramachandran, Managing Director.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution- related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc. by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Shareholder Information

SHAREHOLDER INFORMATION (CONT'D)


OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares of the Emerging Markets and Emerging Markets Debt Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Emerging Markets and Emerging Markets Debt Portfolios redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."


EXCHANGE FEATURES


You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares (except for the Latin American Portfolio) held for less than 60 days from the date of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."

DIVIDENDS AND DISTRIBUTIONS


Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. The

Emerging Markets Debt Portfolio expects to distribute primarily ordinary income dividends.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio


Fixed Income III Portfolio++


Global Fixed Income II Portfolio


High Yield II Portfolio++


Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

*Portfolio is currently closed to new investors
+Portfolio is not operational


++Portfolio may be reorganized subject to shareholder approval

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Financial Highlights

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


EMERGING MARKETS PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS A                                                     2001       2000        1999       1998        1997
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                       $11.31     $19.27       $9.55     $12.97      $14.66
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)                                 0.05     (0.10)      (0.03)       0.16        0.07
Net Realized and Unrealized Gain (Loss)
  on Investments                                           (0.55)     (7.28)        9.75     (3.46)      (0.29)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.50)     (7.38)        9.72     (3.30)      (0.22)
=================================================================================================================

DISTRIBUTIONS

Net Investment Income                                           -          -           -     (0.12)      (0.07)
In Excess of Net Investment Income                              -          -           -          -      (0.07)
Net Realized Gain                                               -          -           -          -      (0.69)
In Excess of Net Realized Gain                                  -     (0.58)           -          -      (0.64)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                             -     (0.58)           -     (0.12)      (1.47)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $10.81     $11.31      $19.27      $9.55      $12.97
=================================================================================================================
TOTAL RETURN                                              (4.42)%   (38.43)%     101.78%   (25.42)%     (1.03)%
=================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $748,058   $917,091  $1,544,893   $772,115  $1,501,386
Ratio of Expenses to Average Net Assets                     1.65%      1.63%       1.64%      1.81%       1.75%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                  n/a        n/a         n/a      1.70%         n/a
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                     0.47%    (0.63)%     (0.26)%      1.04%       0.40%
Portfolio Turnover Rate                                       93%        92%        133%        98%         90%
-----------------------------------------------------------------------------------------------------------------



n/a Not applicable during the period indicated.

EMERGING MARKETS PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS B                                                     2001       2000        1999       1998        1997
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                       $11.26     $19.24       $9.56     $12.98      $14.66
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)                                 0.03     (0.11)      (0.04)       0.10        0.02
Net Realized and Unrealized Gain (Loss)
    on Investments                                         (0.56)     (7.29)        9.72     (3.43)      (0.28)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.53)     (7.40)        9.68     (3.33)      (0.26)
=================================================================================================================

DISTRIBUTIONS

Net Investment Income                                           -          -           -     (0.09)      (0.05)
In Excess of Net Investment Income                              -          -           -          -      (0.04)
Net Realized Gain                                               -          -           -          -      (0.69)
In Excess of Net Realized Gain                                  -     (0.58)           -          -      (0.64)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                             -     (0.58)           -     (0.09)      (1.42)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $10.73     $11.26      $19.24      $9.56      $12.98
=================================================================================================================
TOTAL RETURN                                              (4.71)%   (38.60)%     101.26%   (25.65)%     (1.31)%
=================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $14,456    $13,949     $16,999     $7,199      $9,666
Ratio of Expenses to Average Net Assets                     1.90%      1.88%       1.88%      2.06%       2.00%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                            n/a        n/a         n/a      1.95%         n/a
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                0.22%    (0.82)%     (0.51)%      0.80%       0.11%
Portfolio Turnover Rate                                       93%        92%        133%        98%         90%
-----------------------------------------------------------------------------------------------------------------



n/a Not applicable during the period indicated.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Financial Highlights

EMERGING MARKETS DEBT PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS A                                                     2001       2000        1999++      1998        1997
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                        $2.88      $3.00       $2.61       $5.77       $7.54
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                        0.21       0.55        0.43        1.13        0.74
Net Realized and Unrealized Gain (Loss)
    on Investments                                           0.09     (0.17)        0.34      (3.19)        0.55
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             0.30       0.38        0.77      (2.06)        1.29
=================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.22)     (0.50)      (0.37)      (1.08)      (0.71)
In Excess of Net Investment Income                         (0.01)          -      (0.00)+     (0.02)           -
Net Realized Gain                                               -          -           -           -      (2.17)
In Excess of Net Realized Gain                                  -          -           -           -      (0.08)
Return of Capital                                               -          -      (0.01)           -      (0.10)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.23)     (0.50)      (0.38)      (1.10)      (3.06)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $2.95      $2.88       $3.00       $2.61       $5.77
=================================================================================================================
TOTAL RETURN                                               10.57%     12.81%      29.22%    (35.95)%      18.29%
=================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $52,561    $47,080     $52,654     $46,234    $142,382
Ratio of Expenses to Average Net Assets                     1.13%      1.15%       1.40%       2.38%       1.60%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                  n/a      1.10%       1.29%       1.34%         n/a
Ratio of Net Investment Income to Average
  Net Assets                                                8.22%     13.33%      13.12%      11.61%       8.06%
Portfolio Turnover Rate                                      316%       375%        249%        457%        417%
-----------------------------------------------------------------------------------------------------------------


  + Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1999 are based on average shares outstanding.

n/a Not applicable during the period indicated.

EMERGING MARKETS DEBT PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS B                                                      2001       2000        1999+      1998+       1997+
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $2.92      $3.03       $2.66      $5.77       $7.53
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                         0.30       0.20        0.28       1.13        0.69
Net Realized and Unrealized Gain (Loss)
    on Investments                                            0.02       0.17        0.46     (3.17)        0.59
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              0.32       0.37        0.74     (2.04)        1.28
=================================================================================================================

DISTRIBUTIONS

Net Investment Income                                       (0.22)     (0.48)      (0.05)     (1.05)      (0.69)
In Excess of Net Investment Income                          (0.01)          -           -     (0.02)           -
Net Realized Gain                                                -          -           -          -      (2.17)
In Excess of Net Realized Gain                                   -          -           -          -      (0.08)
Return of Capital                                                -          -      (0.32)          -      (0.10)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.23)     (0.48)      (0.37)     (1.07)      (3.04)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $3.01      $2.92       $3.03      $2.66       $5.77
=================================================================================================================
TOTAL RETURN                                                10.50%     12.50%      28.01%   (35.37)%      18.05%
=================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $429       $387        $860     $1,187      $2,281
Ratio of Expenses to Average Net Assets                      1.38%      1.40%       1.65%      2.62%       1.91%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                   n/a      1.35%       1.55%      1.60%         n/a
Ratio of Net Investment Income to Average
  Net Assets                                                 7.97%     13.28%      12.85%     11.09%       7.87%
Portfolio Turnover Rate                                       316%       375%        249%       457%        417%
-----------------------------------------------------------------------------------------------------------------


  + Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.


n/a Not applicable during the period indicated.

                            MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Financial Highlights

LATIN AMERICAN PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS A                                                     2001       2000        1999       1998++       1997
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset value, Beginning of Period                        $9.36     $11.32       $6.74     $10.91       $11.32
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                              0.23       0.01        0.18       0.13       (0.01)
Net Realized and Unrealized Gain (Loss)
    on Investments                                         (0.36)     (1.82)        4.59     (4.16)         4.32
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.13)     (1.81)        4.77     (4.03)         4.31
=================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.14)     (0.14)      (0.19)     (0.09)            -
In Excess of Net Investment Income                              -     (0.01)           -          -            -
Net Realized Gain                                               -          -           -     (0.05)       (4.04)
In Excess of Net Realized Gain                                  -          -           -          -       (0.68)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.14)     (0.15)      (0.19)     (0.14)       (4.72)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $9.09      $9.36      $11.32      $6.74       $10.91
=================================================================================================================
TOTAL RETURN                                              (1.48)%   (16.21)%      71.28%   (37.10)%       41.28%
=================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $22,699    $25,403     $13,809    $15,012      $73,196
Ratio of Expenses to Average Net Assets(1)                  1.80%      1.84%       1.79%      1.81%        1.89%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                1.72%      1.70%       1.70%      1.64%        1.70%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(1)                                  2.27%    (0.03)%       1.40%      1.40%      (0.14)%
Portfolio Turnover Rate                                       58%       133%        124%       196%         286%
-----------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income                0.00+  $   0.02   $    0.04        n/a    $    0.01
   Ratios before expense limitation:
   Expenses to Average Net Assets                           1.80%      2.06%       2.12%        n/a        1.96%
   Net Investment Income (Loss) to Average Net Assets        2.25    (0.25)%       1.07%        n/a      (0.21)%
-----------------------------------------------------------------------------------------------------------------



  + Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.
n/a Not applicable during the period indicated.

LATIN AMERICAN PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS B                                                     2001      2000         1999       1998++       1997
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                        $9.37    $11.36        $6.78     $10.80       $11.31
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(2)                              0.25    (0.01)         0.19       0.12            -
Net Realized and Unrealized Gain (Loss)
  on Investments                                           (0.41)    (1.83)         4.58     (4.09)         4.21
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.16)    (1.84)         4.77     (3.97)         4.21
=================================================================================================================

DISTRIBUTIONS

Net Investment Income                                      (0.11)    (0.14)       (0.19)          -            -
In Excess of Net Investment Income                              -    (0.01)            -          -            -
Net Realized Gain                                               -         -            -     (0.05)       (4.04)
In Excess of Net Realized Gain                                  -         -            -          -       (0.68)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.11)    (0.15)       (0.19)     (0.05)       (4.72)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $9.10     $9.37       $11.36      $6.78      $ 10.80
=================================================================================================================
TOTAL RETURN                                              (1.77)%  (16.42)%       70.85%   (36.86)%       40.37%
=================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $825    $1,140       $1,387     $1,148       $6,709
Ratio of Expenses to Average Net Assets(2)                  2.05%     2.09%        2.05%      2.01%        2.14%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                1.97%     1.95%        1.95%      1.85%        1.95%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(2)                                  2.05%     0.33%        1.04%      1.24%      (0.34)%
Portfolio Turnover Rate                                       58%      133%         124%       196%         286%
-----------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income                0.00+    $0.03        $0.05        n/a         $0.00+
   Ratios before expense limitation:
   Expenses to Average Net Assets                           2.05%     2.31%        2.35%        n/a          2.21%
   Net Investment Income (Loss) to Average Net Assets       2.03%   (0.26)%        0.75%        n/a         (0.41)%
-----------------------------------------------------------------------------------------------------------------


  + Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

n/a Not applicable during the period indicated.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                                         Additional Information


WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.


Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways:
(1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                     PROSPECTUS


                                                                     MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.
---------------------------------------

FIXED INCOME III PORTFOLIO
The Fixed Income III Portfolio seeks
to produce a high total return
consistent with the preservation of
capital by investing primarily in a
diversified portfolio of fixed income
securities.

---------------------------------------
MONEY MARKET PORTFOLIO
The Money Market Portfolio seeks to
maximize current income and preserve
capital while maintaining high levels
of liquidity.
---------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
The Municipal Money Market Portfolio
seeks to maximize current tax-exempt
income and preserve capital.
---------------------------------------
                                       INVESTMENT ADVISER
                                       MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                       -----------------------------------------
                                       DISTRIBUTOR
                                       MORGAN STANLEY & CO. INCORPORATED
                                       -----------------------------------------

                                       Morgan Stanley Institutional Fund, Inc.
                                       (the "Fund") is a no-load mutual fund
                                       that is designed to meet the investment
                                       needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which seeks to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios"), except that the Municipal Money Market Portfolio offers only Class A shares.

                                       -----------------------------------------
                                       The Securities and Exchange Commission
                                       (the "Commission") has not approved or
                                       disapproved these securities or passed
                                       upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE
PORTFOLIOS
Fixed Income III                                                               1
--------------------------------------------------------------------------------
Money Market                                                                   3
--------------------------------------------------------------------------------
Municipal Money Market                                                         4
--------------------------------------------------------------------------------
Additional Risk Factors and Information                                        5
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                            7
--------------------------------------------------------------------------------
FUND MANAGEMENT                                                                9
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                       10
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          13
--------------------------------------------------------------------------------
Fixed Income III Portfolio                                                    13
--------------------------------------------------------------------------------
Money Market Portfolio                                                        15
--------------------------------------------------------------------------------
Municipal Money Market Portfolio                                              16
--------------------------------------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary



FIXED INCOME III PORTFOLIO

OBJECTIVE
THE FIXED INCOME III PORTFOLIO SEEKS TO PRODUCE A HIGH TOTAL RETURN CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF FIXED INCOME SECURITIES.


APPROACH

Morgan Stanley Investment Management seeks to preserve capital and produce an attractive real rate of return by investing primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, Morgan Stanley Investment Management seeks to actively manage the interest rate risk of the Portfolio within a range relative to its benchmark index. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest up to 15% of its assets in fixed income securities denominated in foreign currencies.


PROCESS

Morgan Stanley Investment Management employs a value approach toward managing the Portfolio. Morgan Stanley Investment Management's research teams seek to identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. Morgan Stanley Investment Management relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. Morgan Stanley Investment Management also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. Morgan Stanley Investment Management's management team builds an investment portfolio designed to take advantage of its judgment of these factors, while seeking to balance the overall risk of the Portfolio, and may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


RISKS

Investing in the Fixed Income III Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in fixed income securities. Although the Portfolio invests primarily in fixed income securities that are rated in the two highest rating categories, or believed by Morgan Stanley Investment Management to be of equivalent quality, credit risk and market risk, particularly changes in interest rates, will still affect the prices of fixed income securities. To the extent that the Portfolio invests in securities denominated in a foreign currency, changes in the value of that country's currency compared to the U.S. dollar will affect the value of the Portfolio's investments.

Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks.


[CHART]


PERFORMANCE (CLASS A SHARES)

Commenced operations on May 15, 1991

1992         6.82%
1993         9.07%
1994        -3.10%
1995        18.76%
1996         4.61%
1997         9.54%
1998         7.93%
1999        -1.56%
2000        11.16%
2001         9.08%

HIGH QUARTER                                (Q2 '95)         6.30%
------------------------------------------------------------------
LOW QUARTER                                 (Q1 '94)        -3.13%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)



                                                                                PAST        PAST          PAST        SINCE
                                                                            ONE YEAR  FIVE YEARS     TEN YEARS    INCEPTION
---------------------------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on May 15, 1991)
---------------------------------------------------------------------------------------------------------------------------
Return before Taxes                                                            9.08%        7.13%        7.37%        7.77%
---------------------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                                            6.70%        4.59%        4.37%        5.12%
---------------------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares                    5.48%        4.43%        4.32%        4.98%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                           8.44%        7.43%        7.23%        7.90%
---------------------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
---------------------------------------------------------------------------------------------------------------------------
Return before Taxes                                                            8.86%        6.97%         n/a         6.53%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                           8.44%        7.43%         n/a         6.79%
---------------------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes such as gaining exposure to foreign markets.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

On January 23, 2002, the Board of Directors of the Fund, on behalf of the Portfolio, approved an Agreement and Plan of Reorganization (the "Reorganization"), by and between the Fund and Morgan Stanley Institutional Fund Trust (the "Trust"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of the Investment Grade Fixed Income Portfolio (formerly known as the Fixed Income II Portfolio), a portfolio of the Trust, and shareholders of the Portfolio would become shareholders of the Investment Grade Fixed Income Portfolio, receiving shares of the Investment Grade Fixed Income Portfolio equal to the value of their holdings in the Portfolio. Class A shareholders would receive Institutional Class shares, and Class B shareholders would receive Adviser Class shares, respectively, of the Investment Grade Fixed Income Portfolio.

The Reorganization is subject to the approval of the shareholders of the Portfolio, at a special meeting of shareholders scheduled to be held on or about May 15, 2002. A proxy statement formally detailing the proposal, the reasons for the Reorganization, and information concerning the Investment Grade Fixed Income Portfolio has been distributed to shareholders of the Portfolio.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

MONEY MARKET PORTFOLIO


OBJECTIVE
THE MONEY MARKET PORTFOLIO SEEKS TO MAXIMIZE CURRENT INCOME AND PRESERVE CAPITAL WHILE MAINTAINING HIGH LEVELS OF LIQUIDITY.


APPROACH

The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.


PROCESS

The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

The Portfolio will invest in a diversified portfolio of high quality, short-term money market instruments. Money market instruments may include certificates of deposits, bankers' acceptances, commercial paper, U.S. Treasury securities, and some municipal securities and repurchase agreements. In selecting these investments, Morgan Stanley Investment Management and the Sub-Adviser follow strict rules about credit risk, maturity and diversification of the Portfolio's investments. For example, the Portfolio's money market instruments will be rated within the two highest categories assigned by a recognized rating organization or, if not rated, are of comparable quality as determined by the Sub-Adviser. In addition, these instruments will have a maximum remaining maturity of 397 days or less.


RISKS

Investing in the Money Market Portfolio may be appropriate for you if you want to minimize the risk of loss of principal and maintain liquidity of your investment, and at the same time receive a return on your investment. The Portfolio invests only in money market instruments which are believed to present minimal credit risk. However, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

You may obtain the current 7-day yield of the Money Market Portfolio by calling 1-800-548-7786.



PERFORMANCE (CLASS A SHARES)

Commenced operations on November 15, 1988

[CHART]

1992          3.46%
1993          2.76%
1994          3.84%
1995          5.51%
1996          5.03%
1997          5.20%
1998          5.20%
1999          4.80%
2000          6.06%
2001          3.30%



HIGH QUARTER                              (Q3 '00)         1.56%
----------------------------------------------------------------
LOW QUARTER                               (Q4 '01)         0.52%


AVERAGE ANNUAL TOTAL RETURNS*
(for the year ended December 31, 2001)



                                                                PAST         PAST       PAST       SINCE
                                                            ONE YEAR   FIVE YEARS  TEN YEARS   INCEPTION
CLASS A (commenced operations on November 15, 1988)         3.30%      5.02%       4.56%       5.30%
--------------------------------------------------------------------------------------------------------



The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.
* Class B has not yet commenced operations.

MUNICIPAL MONEY MARKET PORTFOLIO


OBJECTIVE
THE MUNICIPAL MONEY MARKET PORTFOLIO SEEKS TO MAXIMIZE CURRENT TAX-EXEMPT INCOME AND PRESERVE CAPITAL.


APPROACH

The Portfolio seeks to maximize current income and preserve capital while maintaining liquidity by investing in money market instruments, with effective maturities of 397 days or less, that pay interest that is exempt from federal taxation. In selecting its investments, the Portfolio seeks to maintain a share price of $1.00 per share.


PROCESS

The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., assesses current and projected market and economic conditions, particularly interest rates. Based on this analysis, the Sub-Adviser uses gradual shifts in average maturity to manage the Portfolio. The Sub-Adviser selects particular municipal money market securities that it believes offer the most attractive risk/return trade-off. Individual portfolio securities are money market obligations issued by various states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in tax-exempt municipal obligations. (This 80% policy is fundamental and may not be changed without shareholder approval.) The Portfolio will not invest in municipal obligations that pay interest subject to the alternative minimum tax.

Municipal obligations are securities issued by state and local governments, and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. Included within the revenue bonds category are participations in lease obligations and installment purchase contracts of municipalities.


RISKS

Investing in the Municipal Money Market Portfolio may be appropriate for you if you want to minimize the risk of loss of principal and maintain liquidity of your investment, and at the same time receive a return on your investment that is exempt from federal income tax. The Portfolio invests only in municipal money market instruments which are believed to present minimal credit risk. However, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio will invest in a portfolio of high quality, short-term municipal securities and repurchase agreements. In selecting these investments, the Sub-Adviser follows strict rules about credit risk, maturity and diversification of the Portfolio's investments. For example, the Portfolio's money market instruments will be rated within the two highest categories assigned by a recognized rating organization or, if not rated, are of comparable quality as determined by the Sub-Adviser. In addition, these instruments will have a maximum remaining maturity of 397 days or less.

You may obtain the current 7-day yield of the Municipal Money Market Portfolio by calling 1-800-548-7786.



PERFORMANCE (CLASS A SHARES)


Commenced operations on February 10, 1989

[CHART]

1992          2.48%
1993          1.91%
1994          2.44%
1995          3.44%
1996          3.02%
1997          3.17%
1998          3.00%
1999          2.77%
2000          3.57%
2001          2.23%



HIGH QUARTER                                 (Q4 '00)         0.95%
-------------------------------------------------------------------
LOW QUARTER                                  (Q4 '01)         0.32%


AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)




                                                            PAST          PAST        PAST       SINCE
                                                        ONE YEAR    FIVE YEARS   TEN YEARS   INCEPTION
CLASS A (commenced operations on February 10, 1989)     2.23%       2.94%        2.80%       3.32%
--------------------------------------------------------------------------------------------------------



The bar chart and table show the performance of the Portfolio is Class A shares year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in the Fixed Income III Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in any of these Portfolios.


FIXED INCOME SECURITIES
Investments in fixed income securities are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet its scheduled principal and interest payments. Market risk is the possibility that a change in interest rates or the market's perception of an issuer's prospects may adversely affect the value of a fixed income security. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of longer term securities also are generally more volatile, so the average maturity of the securities in the Portfolios affects risk.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


DERIVATIVES AND OTHER INVESTMENTS
The Fixed Income III Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, structured notes, collateralized mortgage obligations ("CMOs"), and stripped mortgage-backed securities ("SMBS"). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

RISKS OF DERIVATIVES
The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.


[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

INVESTMENT DISCRETION

In pursuing the Fixed Income III Portfolio's investment objective, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.


BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management or MSIA believes that changes in economic, financial or political conditions warrant, the Fixed Income III Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management or MSIA incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fixed Income III Portfolio's performance and the Fixed Income III Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

--------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Fees and Expenses of the Portfolios


FEES AND EXPENSES
OF THE PORTFOLIOS

2001 ANNUAL PORTFOLIO EXPENSES



                                                                                                     MUNICIPAL
                                                                              FIXED        MONEY         MONEY
                                                                         INCOME III       MARKET        MARKET
                                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
--------------------------------------------------------------------------------------------------------------
Class A                                                                       0.35%        0.30%         0.30%
--------------------------------------------------------------------------------------------------------------
Class B                                                                       0.35%         n/a           n/a
--------------------------------------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------------------------------------
Class A                                                                       None         None          None
--------------------------------------------------------------------------------------------------------------
Class B                                                                       0.15%+        n/a           n/a
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------------------
Class A                                                                       0.21%        0.18%         0.19%
--------------------------------------------------------------------------------------------------------------
Class B                                                                       0.21%         n/a           n/a
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
Class A                                                                       0.56%        0.48%         0.49%
--------------------------------------------------------------------------------------------------------------
Class B                                                                       0.71%         n/a           n/a
--------------------------------------------------------------------------------------------------------------


n/a Not applicable.

+ The actual 12b-1 fee paid by the Portfolio for the last fiscal year was 0.15% because the distributor, Morgan Stanley Co. Incorporated, has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive.

* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses will not exceed 0.45% for Class A shares and 0.60% for Class B shares of the Fixed Income III Portfolio; 0.55% for Class A shares of the Money Market Portfolio; and 0.57% for Class A shares of the Municipal Money Market Portfolio.

    In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.

    For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors were 0.45% for Class A shares and 0.60% for Class B shares of the Fixed Income III Portfolio. Total operating expenses for the Money Market and Municipal Money Market Portfolios did not exceed the amounts shown above and, accordingly, total operating expenses incurred by investors in these Portfolios were as shown in the table above.


 Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.

--------------------------

EXAMPLE


                                                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------------------
FIXED INCOME III PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Class A                                                         $  57        $  179       $  313        $  701
--------------------------------------------------------------------------------------------------------------
Class B                                                         $  73        $  227       $  395        $  883
--------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Class A                                                         $  49        $  154       $  269        $  604
--------------------------------------------------------------------------------------------------------------
Class B+                                                          n/a           n/a          n/a           n/a
--------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Class A                                                         $  50        $  157       $  274        $  616
--------------------------------------------------------------------------------------------------------------



+ The Portfolio has not projected expenses because the Class B shares of the Money Market Portfolio were not operational as of December 31, 2001.

n/a Not applicable.


[SIDENOTE]


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

--------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Fund Management


INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.

Morgan Stanley Investment Advisors Inc. ("MSIA"), which also is a subsidiary of Morgan Stanley, located at 1221 Avenue of the Americas, New York, New York 10020, serves as investment sub-adviser for the Money Market and Municipal Money Market Portfolios on a day-to-day basis. MSIA selects, buys and sells securities for these Portfolios under the supervision of Morgan Stanley Investment Management.


MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001
(net of waiver and as a percentage of average net assets)



                                                                                                     MUNICIPAL
                                                                              FIXED        MONEY         MONEY
                                                                         INCOME III       MARKET        MARKET
                                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------
CLASS A                                                                       0.24%        0.30%         0.30%
--------------------------------------------------------------------------------------------------------------
CLASS B                                                                       0.24%        0.30%         0.30%
--------------------------------------------------------------------------------------------------------------



PORTFOLIO MANAGEMENT

FIXED INCOME III PORTFOLIO
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Thomas L. Bennett, Managing Director, Roberto M. Sella, Managing Director, and W. David Armstrong, Managing Director.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS


                              Shareholder Information

SHAREHOLDER INFORMATION


DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. Morgan Stanley has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive from the Fixed Income III Portfolio. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio.


In calculating NAV, the Fixed Income III Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


The Money Market and Municipal Money Market Portfolios seek to maintain a stable NAV per share of $1.00 by valuing portfolio securities using "amortized cost." Amortized cost involves valuing a portfolio security at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. This method of valuation does not take into account any unrealized gains or losses or the impact of fluctuating interest rates on the market value of portfolio securities. While using amortized cost provides certainty in valuation, it may result in periods during which the value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Fixed Income III Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern
Time) on each day that the Portfolio is open for business (the "Pricing Time"). The NAV of the Money Market Portfolio is determined as of 12:00 noon (Eastern Time) and the NAV of the Municipal Money Portfolio is determined as of 11:00 a.m. (Eastern Time) on each day the Portfolios are open for business.


HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries"), except for Class B shares of the Money Market Portfolio, which may be purchased only through a Financial Intermediary. You may purchase shares of the Portfolios on each day that the Portfolios are open for business.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Fixed Income III Portfolio and $100,000 for Class A shares of the Money Market and Municipal Money Market Portfolios. There is no minimum initial investment for Class B shares of the Money Market Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"),

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Shareholder Information


SHAREHOLDER INFORMATION (CONT'D)

the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR THE FIXED INCOME III PORTFOLIO NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

You can also make purchases in the Money Market and Municipal Money Market Portfolios by Federal Funds wire to the Custodian. If notification of your order is received prior to 12:00 noon (Eastern Time) for the Money Market Portfolio and 11:00 am (Eastern Time) for the Municipal Money Portfolio and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day, or the day the Federal Funds wire is received.

OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares. The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio

Global Franchise Portfolio

Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio


Fixed Income III Portfolio++
Global Fixed Income II Portfolio
High Yield II Portfolio++


Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

 *Portfolio is currently closed to new investors
 +Portfolio is not operational


++Portfolio may be reorganized subject to shareholder approval

EXCHANGE FEATURES

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases.


DIVIDENDS AND DISTRIBUTIONS

The policy of the Fixed Income III Portfolio is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend and to distribute net realized capital gains, if any, at least annually.


Each of the Money Market and Municipal Money Market Portfolios computes net investment income and declares a dividend as of 1:00 p.m. Eastern Time on each day. These dividends accrue daily and are distributed on the 15th day of each month, or the next business day if the 15th is a holiday or weekend. The Money Market and Municipal Money Market Portfolios will distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Fund will tell you annually how to treat dividends and distributions. The Fixed Income III and Money Market Portfolios expect to distribute primarily ordinary income dividends.

The Municipal Money Market Portfolio generally distributes income that is exempt from federal taxation, however, the Portfolio may invest in securities that generate taxable income. Income exempt from federal tax may be subject to state and local taxes. If any capital gains are distributed by the Portfolio, they may be taxable.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Fixed Income III Portfolio



                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
CLASS A                                                           2001        2000        1999       1998        1997
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $10.66      $10.24      $11.08     $10.88     $10.58
---------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                          0.55        0.67        0.64       0.62       0.65
---------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments            0.40        0.43      (0.81)       0.22       0.33
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  0.95        1.10      (0.17)       0.84       0.98
=====================================================================================================================

DISTRIBUTIONS

Net Investment Income                                           (0.59)      (0.68)      (0.64)     (0.61)     (0.68)
In Excess of Net Investment Income                                  --           -           -          -     (0.00)
Net Realized Gain                                               (0.03)           -           -     (0.03)          -
In Excess of Net Realized Gain                                      --           -      (0.03)          -          -
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.62)      (0.68)      (0.67)     (0.64)     (0.68)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.99      $10.66      $10.24     $11.08     $10.88
=====================================================================================================================
TOTAL RETURN                                                     9.08%      11.16%     (1.56)%      7.93%      9.54%
=====================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $238,804    $180,830    $171,467   $212,718   $183,192
---------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(1)                       0.45%       0.45%       0.45%      0.45%      0.45%
Ratio of Net Investment Income to Average Net Assets(1)          4.91%       6.52%       5.87%      5.63%      6.11%
Portfolio Turnover Rate                                           469%        220%         97%       176%       163%
---------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                    $0.01      $0.01       $0.01      $0.01      $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                                0.56%      0.57%       0.57%      0.58%      0.60%
    Net Investment Income to Average Net Assets                   4.80%      6.41%       5.75%      5.51%      5.97%
---------------------------------------------------------------------------------------------------------------------


+Amount is less than $0.01 per share.

FIXED INCOME III PORTFOLIO



                                                                                YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
CLASS B                                                           2001        2000        1999       1998        1997
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $10.66      $10.25      $11.10     $10.89     $10.58
---------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                          0.51        0.65        0.61       0.61       0.64
Net Realized and Unrealized Gain (Loss) on Investments            0.40        0.43       (0.80)      0.22       0.33
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  0.91        1.08       (0.19)      0.83       0.97
=====================================================================================================================

DISTRIBUTIONS

Net Investment Income                                           (0.57)      (0.67)      (0.63)     (0.59)     (0.66)
Net Realized Gain                                               (0.03)           -           -     (0.03)          -
In Excess of Net Realized Gain                                      --           -       (0.03)         -          -
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.60)      (0.67)      (0.66)     (0.62)     (0.66)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.97      $10.66      $10.25     $11.10     $10.89
=====================================================================================================================
TOTAL RETURN                                                     8.86%      10.92%      (1.76)%     7.85%      9.48%
=====================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $2,847      $2,424      $2,084     $3,649     $4,834
---------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets(2)                       0.60%       0.60%       0.60%      0.60%      0.60%
Ratio of Net Investment Income to Average Net Assets(2)          4.73%       5.51%       5.69%      5.50%      5.93%
Portfolio Turnover Rate                                           469%        220%         97%       176%       163%
---------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                   $0.01       $0.01       $0.01      $0.01      $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                               0.71%       0.72%       0.72%      0.72%      0.74%
    Net Investment Income to Average Net Assets                  4.62%       5.42%       5.58%      5.38%      5.78%
---------------------------------------------------------------------------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

MONEY MARKET PORTFOLIO


                                                                                    YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
CLASS A                                                           2001        2000        1999        1998          1997
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $1.000      $1.000      $1.000      $1.000       $1.000
------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                            0.038       0.060       0.047       0.051        0.051
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                          (0.038)     (0.060)     (0.047)     (0.051)      (0.051)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $1.000      $1.000      $1.000      $1.000       $1.000
========================================================================================================================
TOTAL RETURN                                                     3.82%       6.06%       4.80%       5.20%        5.20%
========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $2,706,283  $3,026,412  $2,931,316  $1,958,177   $1,506,210
------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets                          0.48%       0.48%       0.50%       0.49%        0.49%
Ratio of Net Investment Income to Average Net Assets             3.90%       6.07%       4.73%       5.07%        5.12%
------------------------------------------------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO


                                                                                  YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
CLASS A                                                           2001        2000        1999        1998           1997
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $1.000      $1.000      $1.000      $1.000        $1.000
-------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                            0.022       0.044       0.027       0.030         0.031
-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                          (0.022)     (0.044)     (0.027)     (0.030)       (0.031)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $1.000      $1.000      $1.000      $1.000        $1.000
=========================================================================================================================
TOTAL RETURN                                                     2.23%       3.57%       2.77%       3.00%         3.17%
=========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $1,346,818  $1,476,436  $1,405,646    $990,579      $804,607
-------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets                          0.49%       0.48%       0.50%       0.50%         0.50%
Ratio of Net Investment Income to Average Net Assets             2.25%       3.50%       2.76%       2.96%         3.14%
-------------------------------------------------------------------------------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Additional Information

WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi - annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                       PROSPECTUS


                                       May 1, 2002


[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

GLOBAL FRANCHISE PORTFOLIO
The Global Franchise Portfolio seeks long-term capital appreciation.

                                       INVESTMENT ADVISER
                                       MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                       -----------------------------------------
                                       DISTRIBUTOR
                                       MORGAN STANLEY & CO. INCORPORATED
                                       -----------------------------------------


                                       Morgan Stanley Institutional Fund, Inc.
                                       (the "Fund") is a no-load mutual fund
                                       that is designed to meet the investment
                                       needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the Global Franchise Portfolio (the "Portfolio").

                                       -----------------------------------------
                                       The Securities and Exchange Commission
                                       (the "Commission") has not approved or
                                       disapproved these securities or passed
                                       upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


PORTFOLIO                                                              PAGE
---------                                                              ----
Global Franchise                                                         1
---------------------------------------------------------------------------
Additional Risk Factors and Information                                  2
---------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO                                       4
---------------------------------------------------------------------------
FUND MANAGEMENT                                                          7
---------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                  8
---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                    11
---------------------------------------------------------------------------
Global Franchise Portfolio                                              11
---------------------------------------------------------------------------

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Investment Summary

GLOBAL FRANCHISE PORTFOLIO


OBJECTIVE
THE GLOBAL FRANCHISE
PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH
Morgan Stanley Investment Management seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. Morgan Stanley Investment Management emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

PROCESS
Morgan Stanley Investment Management seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on Morgan Stanley Investment Management's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

Morgan Stanley Investment Management relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. Morgan Stanley Investment Management believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.


RISKS
Investing in the Global Franchise Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.


The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. The Portfolio may also invest in the equity securities of any size company. While Morgan Stanley Investment Management believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

The Fund commenced operations on November 28, 2001 and, as of the date of this Prospectus, did not have a full calendar year of performance to report. Prior performance information of the Portfolio's Adviser and its London affiliate managing similar accounts can be found under "Fund Management" later in the Prospectus.

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

EMERGING MARKET RISKS
The Portfolio may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgements against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS


The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contracts agreed upon by the parties at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control its exposure to changing foreign currency exchange rates.

RISKS OF DERIVATIVES


The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.
----------
2

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Investments Summary


ADDITIONAL RISK FACTORS AND INFORMATION (Cont'd)


cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


INVESTMENT DISCRETION
In pursuing the Portfolio's investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

BANK INVESTORS
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER


Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

FEES AND EXPENSES OF THE PORTFOLIO


2001 ANNUAL PORTFOLIO OPERATING EXPENSES

SHAREHOLDER FEES
(fees paid directly from your investment)
Redemption Fee (as a % of the amount redeemed)                          2.00%
-----------------------------------------------------------------------------

MANAGEMENT FEES (expenses that are deducted from Fund assets)*
-----------------------------------------------------------------------------
Class A                                                                 0.80%
-----------------------------------------------------------------------------
Class B                                                                 0.80%
-----------------------------------------------------------------------------
12b-1 FEE
-----------------------------------------------------------------------------
Class A                                                                  None
-----------------------------------------------------------------------------
Class B                                                                 0.25%
-----------------------------------------------------------------------------
OTHER EXPENSES**
-----------------------------------------------------------------------------
Class A                                                                 0.48%
-----------------------------------------------------------------------------
Class B                                                                 0.48%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------
Class A                                                                 1.28%
-----------------------------------------------------------------------------
Class B                                                                 1.53%
-----------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.

* This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.

   In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown in the preceding paragraph.

   Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


** "Other Expenses" for the Portfolio are based on estimated annualized amounts, assuming the combined average daily net assets of the Class A and Class B shares of the Portfolio will be $50,000,000.


[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from Morgan Stanley Investment Management, which are described in the footnotes.

----------
4

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Fees and Expenses of the Portfolio

FEES AND EXPENSES OF THE PORTFOLIO (Cont'd)

EXAMPLE


                                                         1 YEAR       3 YEARS
-----------------------------------------------------------------------------
Class A                                                  $1,553        $4,144
-----------------------------------------------------------------------------
Class B                                                  $1,583        $4,209
-----------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

----------
                                                                             5

INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


PRIOR PERFORMANCE OF THE INVESTMENT ADVISOR AND ITS LONDON AFFILIATE

The following table reflects the past investment performance of a composite of private and mutual fund accounts (the "Accounts") managed by Morgan Stanley Investment Management and its London affiliate Morgan Stanley Investment Management Limited. The composite includes all of the Accounts which have substantially similar investment objectives, policies and strategies as the Portfolio. These performance figures are based on the actual investment performance of the Accounts, net of all fees and expenses and any applicable sales loads and assume reinvestment of all net investment income.

The composite performance information is provided to illustrate the past performance of Morgan Stanley Investment Management and its London affiliate in managing similar accounts. The investment results of the composite do not represent the past performance of the Portfolio and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor in the Portfolio in the future.

AVERAGE ANNUAL TOTAL RETURN

(as of December 31, 2001)


                                                GLOBAL
                                             FRANCHISE          MSCI WORLD
PERIOD                                       COMPOSITE               INDEX
---------------------------------------------------------------------------
1 Year                                           0.83%              -16.82%
---------------------------------------------------------------------------
3 Years                                         16.67%               -3.37%
---------------------------------------------------------------------------
5 Years                                         17.88%                5.37%
---------------------------------------------------------------------------
Since Inception (03/31/96)                      17.64%                6.23%
---------------------------------------------------------------------------

The private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected the performance of these Accounts. In addition, the private accounts generally experience cash flows that are different from those anticipated for the Portfolio, and this may also cause the performance of the Portfolio to be lower than that of the composite.


The performance of mutual funds included in the composite was calculated in accordance with Commission mandated methodology for mutual funds. The performance of private accounts included in the composite was calculated in accordance with standards prescribed by the Association for Investment Management and Research.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Fund Management

MANAGEMENT FEES

Morgan Stanley Investment Management will receive from the Portfolio the annualized management fee set forth in the table below:


-----------------------------------------------------------------------------
Class A                                                                 0.80%
-----------------------------------------------------------------------------
Class B                                                                 0.80%
-----------------------------------------------------------------------------



PORTFOLIO MANAGEMENT

The Portfolio's assets are managed by the Global Franchise Team. Hassan Elmasry, Executive Director, is a current member of that team.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of the Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Shareholder Information

SHAREHOLDER INFORMATION (Cont'd)


OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares of the Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


HOW TO REDEEM SHARES


You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."

EXCHANGE FEATURES
You may exchange Portfolio shares for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.


You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.


When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of the Portfolio held for less than 60 days from the date of purchase will be subject to the 2%


THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio
Fixed Income III Portfolio++
Global Fixed Income II Portfolio
High Yield II Portfolio++
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

*  Portfolio is currently closed to new investors
+  Portfolio is not operational
++ Portfolio may be reorganized subject to shareholder approval redemption fee described under the section "Other Transactional Information."

DIVIDENDS AND DISTRIBUTIONS
The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to an individual are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Financial Highlights

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended December 31, 2001 has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

GLOBAL FRANCHISE PORTFOLIO



                                                                  PERIOD FROM
                                                            NOVEMBER 28, 2001*
                                                                   TO DEC 31,
CLASS A                                                                  2001
-----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                                   $10.00
-----------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (1)                                                0.01
Net Realized and Unrealized Gain on Investments                          0.47
=============================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         0.48
=============================================================================

DISTRIBUTIONS

Net Investment Income
In Excess of Net Investment Income
-----------------------------------------------------------------------------
Net Realized Gain
-----------------------------------------------------------------------------
In Excess of Net Realized Gain                                             --
-----------------------------------------------------------------------------
Total Distributions
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.48
=============================================================================
TOTAL RETURN                                                            4.80%
=============================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                                 $10,595
Ratio of Expenses to Average Net Assets                                 1.00%**
Excluding Interest Expense                                                N/A
Ratio of Net Investment Income to Average Net Assets(1)                 1.30%**
-----------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                          $0.07
    Ratios before expense limitation:
    Expenses to Average Net Assets                                     16.47%**
    Net Investment Loss to Average Net Assets                        (14.17)%**
-----------------------------------------------------------------------------



*   Commencement of Operations
**  Annualized

GLOBAL FRANCHISE PORTFOLIO



                                                                  PERIOD FROM
                                                            NOVEMBER 28, 2001*
                                                                   TO DEC 31,
CLASS B                                                                  2001
-----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                                   $10.00
-----------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                               (0.09)
Net Realized and Unrealized Gain (Loss) on Investments                   0.55
=============================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         0.46
=============================================================================

DISTRIBUTIONS

Net Investment Income
In Excess of Net Investment Income
-----------------------------------------------------------------------------
Net Realized Gain In
In Excess of Net Realized Gain
Return of Capital
-----------------------------------------------------------------------------
Total Distributions
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.46
=============================================================================
TOTAL RETURN                                                            4.60%
=============================================================================

Ratios and Supplemental Data:


Net Assets, End of Period (Thousands)                                   $415
Ratio of Expenses to Average Net Assets                                 1.25%**
Excluding Interest Expense                                                N/A
Ratio of Net Investment Loss to Average Net Assets(2)                (13.29)%**
-----------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                          $0.00
    Ratios before expense limitation:
    Expenses to Average Net Assets                                     16.72%**
    Net Investment Loss to Average Net Assets                        (21.62)%**
-----------------------------------------------------------------------------



*   Commencement of Operations
**  Annualized
+   Amount is Less than $0.01 per share.

                             MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                             Additional Information

WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways:
(1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                              PROSPECTUS

                                              MAY 1, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

VALUE EQUITY PORTFOLIO
The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.

                              INVESTMENT ADVISER
                              MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                              -------------------------------------------------
                              DISTRIBUTOR
                              MORGAN STANLEY & CO. INCORPORATED
                              -------------------------------------------------

                              Morgan Stanley Institutional Fund, Inc. (The
                              "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The fund makes available to institutional investors a series of portfolios which seek to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A and Class B shares of the Value Equity Portfolio (the "Portfolio").
                              -------------------------------------------------
                              The Securities and Exchange Commission (the
                              "Commission") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                           PAGE
PORTFOLIO
Value Equity                                                                  1
-------------------------------------------------------------------------------
ADDITIONAL RISK FACTORS AND INFORMATION                                       2
-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIO                                            4
-------------------------------------------------------------------------------
FUND MANAGEMENT                                                               6
-------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                       7
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                         10
-------------------------------------------------------------------------------
Value Equity Portfolio                                                       10
-------------------------------------------------------------------------------

                           MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                           INVESTMENT SUMMARY

VALUE EQUITY PORTFOLIO

OBJECTIVE
THE VALUE EQUITY PORTFOLIO SEEKS HIGH TOTAL RETURN BY INVESTING PRIMARILY IN EQUITY SECURITIES THAT MORGAN STANLEY INVESTMENT MANAGEMENT BELIEVES TO BE UNDERVALUED RELATIVE TO THE STOCK MARKET IN GENERAL AT THE TIME OF PURCHASE.

APPROACH
Morgan Stanley Investment Management seeks to construct a diversified portfolio of equity securities of U.S. and, to a limited extent, foreign issuers that will outperform the market over the long term. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS
The selection process focuses on companies which are believed to have below average price-to-earnings and price-to-book value ratios. Morgan Stanley Investment Management conducts additional fundamental analysis to ascertain financial soundness. The Portfolio then purchases securities of companies that research indicates sell below their estimated value. The Portfolio will typically sell securities when prices revert to Morgan Stanley Investment Management's estimated value.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities.

RISKS
Investing in the Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, undervalued equity securities of large-capitalization companies, may underperform relative to other sectors or the overall market.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.


[CHART]

PERFORMANCE (CLASS A SHARES)


Commenced operations on January 31, 1990



   1992      10.17%
   1993      15.14%
   1994      -1.29%
   1995      33.69%
   1996      19.73%
   1997      29.20%
   1998       8.79%
   1999      11.63%
   2000      18.08%
   2001      -1.55%


HIGH QUARTER      (Q4 '98)       18.45%
---------------------------------------
LOW QUARTER       (Q3 '98)      -17.09%

AVERAGE ANNUAL TOTAL RETURNS
(for the year ended December 31, 2001)


                                                                  PAST        PAST       PAST      SINCE
                                                              ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION
CLASS A (commenced operations on January 31, 1990)
Return before Taxes                                             -1.55%      12.77%     13.84%     12.88%
--------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                             -2.94%       7.30%      9.53%      9.03%
--------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     -0.51%       8.53%      9.87%      9.28%
--------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                        -5.59%      11.13%     14.13%     13.62%
--------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  -11.88%      10.70%     12.93%     13.12%
--------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------------
Return before Taxes                                             -1.89%      12.45%      N/A       13.45%
--------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                        -5.59%      11.13%      N/A       12.71%
--------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  -11.88%      10.70%      N/A       12.52%
--------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance.

The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.


FOREIGN INVESTING

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolio's securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


DERIVATIVES AND OTHER INVESTMENTS

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.


[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.
----------

                           MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                           INVESTMENT SUMMARY

ADDITONAL RISK FACTORS AND INFORMATION (CONTD)

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.




INVESTMENT DISCRETION

In pursuing the Portfolio's investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.


BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

FEES AND EXPENSES OF THE PORTFOLIO

2001 ANNUAL PORTFOLIO OPERATING EXPENSES



MANAGEMENT FEES (expenses that are deducted from Fund assets)*
----------------------------------------------------------
Class A                                              0.50%
----------------------------------------------------------
Class B                                              0.50%
----------------------------------------------------------
 12b-1 FEE
----------------------------------------------------------
Class A                                               None
----------------------------------------------------------
Class B                                              0.25%
----------------------------------------------------------
OTHER EXPENSES
----------------------------------------------------------
Class A                                              0.29%
----------------------------------------------------------
Class B                                              0.29%
----------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------
Class A                                              0.79%
----------------------------------------------------------
Class B                                              1.04%
----------------------------------------------------------



*The Management Fees for the Portfolio shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio, so that total annual operating expenses will not exceed 0.70% for Class A shares and 0.95% for Class B shares.

 In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were incurred, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

 For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Portfolio were the amounts shown in the first paragraph.


 Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers, and/or expense reimbursements which are described in the footnotes, from Morgan Stanley Investment Management.

----------

                           MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                           FEES AND EXPENSES OF THE PORTFOLIO


FEES AND EXPENSES OF THE PORTFOLIO (CONT'D)



EXAMPLE
                                  1 YEAR        3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A                            $  81          $ 252        $ 439     $   978
--------------------------------------------------------------------------------
Class B                            $ 106          $ 331        $ 574     $ 1,271
--------------------------------------------------------------------------------


[SIDENOTE]


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

----------

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.

MANAGEMENT FEES


For the year ended December 31, 2001, Morgan Stanley Investment Management received from the Portfolio the management fee set forth in the table below:


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2001
(net of waivers and as a percentage of average net assets)


--------------------------------------------------------------------------------
CLASS A                                                                    0.42%
--------------------------------------------------------------------------------
CLASS B                                                                    0.42%
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT


The Portfolio's assets are managed by the Large Cap Value and Core Equity Teams. Current members of the teams include Richard Behler, Managing Director, Eric Scharpf, Vice President, and Matthew Levitties, Vice President.

                           MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                           SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund, Inc., by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919 together with a check payable to Morgan Stanley Institutional Fund, Inc.


Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of the Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. FOR ALL PORTFOLIOS, EXCEPT THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS, NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:


J.P. MORGAN CHASE & CO.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.


EXCHANGE FEATURES
You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:
U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio

Fixed Income III Portfolio++

Global Fixed Income II Portfolio

High Yield II Portfolio++

Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

 *Portfolio is currently closed to new investors

 +Portfolio is not operational
++Portfolio may be reorganized subject to shareholder approval

                           MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                           STAREHOLDER INFORMAITON

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Portfolio to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend. The Portfolio's policy is to distribute to shareholders net realized capital gains, if any, at least annually.


The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

VALUE EQUITY PORTFOLIO


                                                                          YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
CLASS A                                                2001           2000          1999           1998           1997
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                 $10.32          $9.63        $10.78         $13.62         $13.89
-------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                               0.15           0.16          0.26           0.20           0.35
Net Realized and Unrealized Gain (Loss)
  on Investments                                     (0.31)           1.54          0.97           0.98           3.51
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.16)           1.70          1.23           1.18           3.86
=========================================================================================================================

DISTRIBUTIONS

Net Investment Income                                (0.15)         (0.16)        (0.17)         (0.21)         (0.35)
In Excess of Net Investment Income                  (0.00)+              -             -              -              -
Net Realized Gain                                         -         (0.59)        (2.09)         (3.81)         (3.78)
In Excess of Net Realized Gain                       (0.33)         (0.26)        (0.12)              -              -
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.48)         (1.01)        (2.38)         (4.02)         (4.13)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $9.68         $10.32         $9.63         $10.78         $13.62
=========================================================================================================================
TOTAL RETURN                                         (1.55)%        18.08%        11.63%          8.79%         29.20%
=========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)              $101,691        $70,454       $46,768        $57,543        $86,054
Ratio of Expenses to Average Net Assets(1)            0.70%          0.70%         0.73%          0.70%          0.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                            n/a            n/a          0.70%           n/a            n/a
Ratio of Net Investment Income to Average
  Net Assets(1)                                       1.56%          1.64%         1.25%          1.36%          2.15%
Portfolio Turnover Rate                                 50%            62%           80%           153%            36%
-------------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation
   during the period:
   Per share benefit to net investment income         $0.01          $0.01         $0.03          $0.02          $0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                     0.79%          0.81%         0.86%          0.82%          0.80%
   Net Investment Income to Average Net Assets        1.47%          1.54%         1.12%          1.25%          2.06%
-------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.01 per share.

n/a Not applicable during the period indicated.

                           MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                           FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------
CLASS B                                              2001++       2000       1999       1998        1997
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                  $10.32      $9.60     $10.76     $13.59      $13.89
------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                0.13       0.12       0.20       0.07        0.28
Net Realized and Unrealized Gain (Loss)
  on Investments                                      (0.32)       1.56       0.99       1.08        3.51
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.19)       1.68       1.19       1.15        3.79
===========================================================================================================

DISTRIBUTIONS

Net Investment Income                                 (0.13)     (0.11)     (0.13)     (0.17)      (0.31)
In Excess of Net Investment Income                   (0.00)+          -          -          -           -
Net Realized Gain                                          -     (0.59)     (2.02)     (3.81)      (3.78)
In Excess of Net Realized Gain                        (0.33)     (0.26)     (0.20)          -           -
-----------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.46)     (0.96)     (2.35)     (3.98)      (4.09)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $9.67     $10.32      $9.60     $10.76      $13.59
===========================================================================================================
TOTAL RETURN                                         (1.89)%     17.92%     11.22%      8.59%      28.70%
===========================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                $24,597       $891       $921     $1,045      $2,246
Ratio of Expenses to Average Net Assets(2)             0.95%      0.95%      0.98%      0.95%       0.95%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                             n/a        n/a       0.95%       n/a         n/a
Ratio of Net Investment Income to Average
  Net Assets(2)                                        1.25%      1.35%      1.01%      1.12%       1.86%
  Portfolio Turnover Rate                                50%        62%        80%       153%         36%
-----------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation
     during the period:
   Per share benefit to net investment income          $0.01      $0.01      $0.03      $0.02       $0.01
   Ratios before expense limitation:
   Expenses to Average Net Assets                      1.04%      1.11%      1.13%      1.07%       1.04%
   Net Investment Income to Average Net Assets         1.17%      1.24%      0.87%      1.01%       1.77%
-----------------------------------------------------------------------------------------------------------

  + Amount is less than $0.01 per share.

 ++ Per share amounts for the years ended December 31, 2001 are based on average shares outstanding.
n/a Not applicable during the period indicated.

                      Morgan Stanley Institutional Fund, Inc. PROSPECTUS

                                                  Additional Information

WHERE TO FIND
ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.


For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways:
(1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


This statement of additional information is not a prospectus. It should be read in conjunction with a prospectus for the applicable portfolio, which may be obtained by calling the Morgan Stanley Institutional Fund, Inc. (the "Fund") at 1-800-548-7786.


                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT POLICIES AND STRATEGIES                                            1
INVESTMENT LIMITATIONS                                                       33
PURCHASE OF SHARES                                                           35
REDEMPTION OF SHARES                                                         38
ACCOUNT POLICIES AND FEATURES                                                40
MANAGEMENT OF THE FUND                                                       41
COMPENSATION TABLE                                                           51
INVESTMENT ADVISORY AND OTHER SERVICES                                       51
DISTRIBUTION OF SHARES
                                                   56
BROKERAGE PRACTICES                                                          57
VALUE OF PORTFOLIO HOLDING                                                   62
GENERAL INFORMATION                                                          62
TAXES                                                                        63
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          68
PERFORMANCE INFORMATION                                                      79
DESCRIPTION OF RATINGS                                                       86
FINANCIAL STATEMENTS                                                         88



The Fund's audited financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference herein from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Mortgage-Backed Securities and MicroCap Portfolios have not yet commenced operations. You may obtain the Fund's most recent Annual Report by calling the Morgan Stanley Institutional Fund, Inc. at 1-800-548-7786.

Statement of Additional Information, dated May 1, 2002. This Statement of Additional Information relates to the following prospectuses dated May 1, 2002: Global Franchise Portfolio, European Real Estate Portfolio, Asian Real Estate Portfolio, U.S. Real Estate Portfolio, Asian Equity Portfolio, Japanese Value Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Latin American Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, European Value Equity Portfolio, International Magnum Portfolio, Fixed Income III Portfolio, Money Market Portfolio, Municipal Money Market Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Technology Portfolio, Value Equity Portfolio, Global Fixed Income II Portfolio, High Yield II Portfolio, Active International Allocation Portfolio, China Growth Portfolio, Gold Portfolio, MicroCap Portfolio, Mortgage-Backed Securities Portfolio, Municipal Bond Portfolio and U.S. Equity Plus Portfolio.


                       INVESTMENT POLICIES AND STRATEGIES


This Statement of Additional Information provides additional information about the investment policies and operations of the Fund and its investment portfolios (each a "Portfolio"). Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) ("Morgan Stanley Investment Management") acts as investment adviser to each Portfolio. Under the supervision of Morgan Stanley Investment Management, Morgan Stanley Investment Advisors Inc. ("MSIA" or the "Sub-Adviser") acts as investment sub-adviser to the Money Market and Municipal Money Market Portfolios. References to Morgan Stanley Investment Management, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.

The following table provides additional information about the Portfolios' investment policies. Capitalized items used below are described in more detail later in this section.


Active International Allocation            Under normal circumstances, the
Portfolio                                  Portfolio invests primarily in
                                           accordance with country and sector
                                           weightings determined by the Adviser
                                           in Equity Securities of non-U.S.
                                           issuers that, in the aggregate,
                                           generally replicate broad market
                                           indices.

Asian Equity Portfolio                     Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Equity Securities of Asian issuers
                                           (excluding Japanese issuers).

Asian Real Estate  Portfolio               Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Equity Securities of companies
                                           principally engaged in the Asian real
                                           estate industry.

China Growth Portfolio                     Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Equity Securities of issuers in The
                                           People's Republic of China, Hong Kong
                                           and Taiwan.

Emerging Markets Portfolio                 Under normal circumstances, the
                                           Portfolio invests primarily in
                                           growth-oriented  Equity Securities
                                           of issuers in Emerging Market
                                           Countries.

European Value Equity  Portfolio           Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of European issuers.

European Real Estate Portfolio             Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities  of companies  principally
                                           engaged in the European real estate
                                           industry.

Global Franchise Portfolio                 Under normal circumstances, the
                                           Portfolio invests primarily in equity
                                           securities of issuers located
                                           throughout the world that Morgan
                                           Stanley Investment Management
                                           believes have, among other things,
                                           resilient business franchises and
                                           growth potential.

Global Value Equity Portfolio              Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Equity Securities of issuers located
                                           throughout the world, including
                                           issuers located in the United States.
                                           Ordinarily, at least 20% of the
                                           Portfolio's  total assets will be
                                           invested in Equity Securities of
                                           U.S. issuers.

Gold Portfolio                             Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of U.S. and foreign
                                           companies engaged in gold-related
                                           activities.

International Equity Portfolio             Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of non-U.S. issuers.

International Magnum Portfolio             Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of non-U.S.  issuers
                                           domiciled in EAFE countries. The
                                           Portfolio may invest up to 5% of its
                                           total assets in the securities of
                                           issuers domiciled in non-EAFE
                                           countries, including Emerging Market
                                           Countries.

International Small Cap Portfolio          Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of small non-U.S. companies.

Japanese Value Equity Portfolio            Under normal circumstances, the
                                           Portfolio invests in primarily in
                                           Equity Securities of Japanese issuers
                                           that Morgan Stanley Investment
                                           Management believes are undervalued
                                           relative to their intrinsic assets,
                                           cash flow and earnings potential.

Latin American Portfolio                   Under normal circumstances, the
                                           Portfolio invests primarily in
                                           growth-oriented Equity Securities of
                                           Latin American issuers.

                                        2

Focus Equity Portfolio                     Under normal circumstances, the
                                           Portfolio invests primarily in
                                           growth-oriented Equity Securities of
                                           U.S. and, to a limited extent,
                                           foreign companies. The Portfolio
                                           generally concentrates its holdings
                                           in a relatively small number of
                                           companies and may invest up to 25% of
                                           its assets in a single issuer.

Small Company Growth Portfolio             Under normal circumstances, the
                                           Portfolio invests primarily in
                                           growth-oriented Equity Securities of
                                           small U.S. issuers and, to a limited
                                           extent, foreign issuers.

Equity Growth Portfolio                    Under normal circumstances, the
                                           Portfolio invests primarily in growth
                                           oriented Equity Securities of large
                                           capitalization U.S. and, to a limited
                                           extent, foreign companies.

MicroCap Portfolio                         Under normal circumstances, the
                                           Portfolio invests primarily in
                                           growth-oriented Equity Securities of
                                           small growth-oriented domestic and,
                                           to a limited extent, foreign
                                           companies with potential for
                                           long-term growth.

Technology Portfolio                       Under normal circumstances, the
                                           Portfolio  invests  primarily in
                                           Equity Securities of companies that
                                           Morgan Stanley Investment Management
                                           expects will benefit from their
                                           involvement in technology and
                                           technology-related industries.

U.S. Equity Plus Portfolio                 Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of U.S. issuers included
                                           in the Standard & Poor's 500 Index.

U.S. Real Estate Portfolio                 Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities of companies principally
                                           engaged in the U.S. real estate
                                           industry, including real estate
                                           investment trusts (REITs).

Value Equity Portfolio                     Under normal circumstances, the
                                           Portfolio invests primarily in Equity
                                           Securities  of U.S. and, to a limited
                                           extent, foreign issuers that Morgan
                                           Stanley Investment Management
                                           believes to be undervalued relative
                                           to the stock market in general at
                                           the time of purchase.

Emerging Markets Debt Portfolio            Under normal circumstances,  the
                                           Portfolio invests primarily in Fixed
                                           Income Securities of government and
                                           government-related issuers and, to a
                                           lesser extent, corporate issuers in
                                           Emerging Market Countries.

Fixed Income III Portfolio                 Under normal circumstances, the
                                           Portfolio invests in a diversified
                                           portfolio of Investment Grade Fixed
                                           Income Securities. The Portfolio may
                                           also invest up to 15% of its assets
                                           in Fixed Income Securities
                                           denominated in foreign currencies.

Global Fixed Income II Portfolio           Under normal circumstances, the
                                           Portfolio invests primarily in high
                                           quality Fixed Income Securities of
                                           issuers throughout the world,
                                           including U.S. issuers.

High Yield II Portfolio                    Under normal circumstances, the
                                           Portfolio invests primarily in High
                                           Yield Securities (commonly referred
                                           to as "junk bonds"). The Portfolio
                                           may also invest in other Fixed Income
                                           Securities including U.S. Government
                                           Securities, investment grade
                                           corporate bonds and mortgage-backed
                                           securities, and to a limited extent
                                           in Foreign Fixed Income Securities,
                                           including Emerging Market Country
                                           Securities.

Mortgage-Backed Securities Portfolio       Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Investment Grade short and
                                           intermediate-term Mortgage-Related
                                           Securities. The Portfolio may invest
                                           up to 15% in Mortgage-Related
                                           Securities rated in the third highest
                                           rating category or, if unrated,
                                           believed by Morgan Stanley Investment
                                           Management to be of equivalent
                                           quality.

                                        3

Municipal Bond Portfolio                   Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Municipals rated investment grade at
                                           the time of investment or futures and
                                           options on futures relating to these
                                           Municipals. The Portfolio invests 65%
                                           of its net assets in Municipals
                                           having an initial maturity of more
                                           than one year. The Portfolio may
                                           invest up to 20% of its net assets in
                                           Municipals that pay interest subject
                                           to alternative minimum tax and up to
                                           20% in cash, cash equivalents, U.S.
                                           Government securities and taxable
                                           investment grade corporate Fixed
                                           Income Securities.

Money Market Portfolio                     Under normal circumstances, the
                                           Portfolio invests primarily in Money
                                           Market Instruments with effective
                                           maturities of 397 days or less.

Municipal Money Market                     Under normal circumstances, the
                                           Portfolio invests primarily in
                                           Municipal  Money Market Instruments
                                           with effective maturities of 397 days
                                           or less that pay interest that is
                                           exempt from federal taxation.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS


                          ACTIVE      ASIAN  ASIAN  CHINA   EMERGING  EUROPEAN  EUROPEAN  GLOBAL     GLOBAL GOLD  INTER-    INTER-
                          INTER-      EQUITY REAL   GROWTH  MARKETS   VALUE     REAL      FRANCHISE  VALUE        NATIONAL  NATIONAL
                          NATIONAL           ESTATE                   EQUITY    ESTATE               EQUITY       EQUITY    MAGNUM
                          ALLOCATION
                          ----------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks             X          X      X      X        X        X         X          X         X     X       X        X
   Depositary Receipts       X          X      X      X        X        X         X          X         X     X       X        X
   Preferred Stocks          X          X      X      X        X        X         X          X         X     X       X        X
   Rights                    X          X      X      X        X        X         X          X         X     X       X        X
   Warrants                  X          X      X      X        X        X         X          X         X     X       X        X
   Convertible Securities    X          X      X      X        X        X         X          X         X     X       X        X
   Limited Partnerships
   Investment Company
    Securities               X          X      X      X        X        X         X          X         X     X       X        X
   Real Estate Investing     X          X      X      X        X        X         X          X         X             X        X
   --REITS                   X          X      X      X        X        X         X          X         X             X        X
   --Specialized Ownership
     Vehicles                X          X      X      X        X        X         X          X         X             X        X

FIXED INCOME SECURITIES:
   High Yield Securities                                       X
   U.S. Government
     Securities              X          X      X      X        X        *         X          *         *     X       *        X
     Agencies                X          X      X      X        X        *         X          *         *     X       *        X
   Corporates                X          X      X      X        X        *         X          *         *     X       *        X
   Money Market Instruments  X          X      X      X        X        X         X          X               X                X
   Mortgage Related
   Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements     X          X      X      X        X        X         X          X         X     X       X        X

   Municipals
   Asset-Backeds
   Loan Participations and
      Assignments                                              X
   Temporary Investments     X          X      X      X        X        X         X          X         X     X       X        X
   Zero Coupons, Pay-In-Kind
      Securities or Deferred
      Payment Securities     X          X      X      X        X                  X                          X                X
   Floaters
   Inverse Floaters

                             INTER-    JAPANESE  LATIN
                             NATIONAL  VALUE     AMERICAN
                             SMALL     EQUITY
                             CAP
                             -----------------------------
EQUITY SECURITIES:
   Common Stocks             X          X        X
   Depositary Receipts       X          X        X
   Preferred Stocks          X          X        X
   Rights                    X          X        X
   Warrants                  X          X        X
   Convertible Securities    X          X        X
   Limited Partnerships
   Investment Company
    Securities               X          X        X
   Real Estate Investing     X          X        X
   --REITS                   X          X        X
   --Specialized Ownership
     Vehicles                X          X        X

FIXED INCOME SECURITIES:
   High Yield Securities                         X
   U.S. Government
     Securities              *          X        X
     Agencies                *          X        X
   Corporates                *          X        X
   Money Market Instruments  X          X        X
   Mortgage Related
   Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements     X          X        X

   Municipals
   Asset-Backeds
   Loan Participations and
      Assignments                                X
   Temporary Investments     X          X        X
   Zero Coupons, Pay-In-Kind
      Securities or Deferred
      Payment Securities                X        X
   Floaters
   Inverse Floaters

                                       5

                          ACTIVE      ASIAN  ASIAN  CHINA   EMERGING  EUROPEAN  EUROPEAN  GLOBAL     GLOBAL GOLD  INTER-    INTER-
                          INTER-      EQUITY REAL   GROWTH  MARKETS   VALUE     REAL      FRANCHISE  VALUE        NATIONAL  NATIONAL
                          NATIONAL           ESTATE                   EQUITY    ESTATE               EQUITY       EQUITY    MAGNUM
                          ALLOCATION
                          ----------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENT:
   Foreign Equity Securities X          X      X      X        X        X         X          X         X     X       X        X
   Foreign Government Fixed
     Income Securities       X          X      X      X        X                  X                          X                X
   Foreign Corporate Fixed
     Income Securities       X          X      X      X        X                  X                          X                X
   Emerging Market Country
      Securities             X          X      X      X        X        X         X          X        X      X       X        X
   Russian Equity Securities                                   X
   Foreign Currency
      Transactions           X          X      X      X        X        X         X          X        X      X       X        X
   Brady Bonds               X          X      X               X        X         X          X        X      X       X        X
   Investment Funds          X          X      X      X        X        X         X          X        X      X       X        X

OTHER SECURITIES AND
INVESTMENT TECHNIQUES:
   Loans of Portfolio
      Securities             X          X      X      X        X        X         X          X        X      X       X        X
   Non-Publicly Traded
      Securities, Private
      Placements and
      Restricted Securities  X          X      X      X        X        X         X          X        X      X       X        X
   When-Issued and Delayed
      Delivery Securities    X          X      X      X        X        X         X          X        X      X       X        X
   Borrowing for Investment
      Purposes
   Temporary Borrowing       X          X      X      X        X        X         X          X        X      X       X        X
   Reverse Repurchase
      Agreements
   Short Sales
   Structured Investments    X          X      X      X        X        X         X          X        X      X       X        X

DERIVATIVE PRODUCTS:
   Foreign Currency Forward
      Contracts              X          X      X      X        X        X         X          X        X      X       X        X
   Futures Contracts         X          X      X      X        X        X         X          X        X      X       X        X
   Forward Contracts         X          X      X      X        X        X         X          X        X      X       X        X
   Option Transactions       X          X      X      X        X        X         X          X        X      X       X        X
   Swaps                     X          X      X      X        X        X         X          X        X      X       X        X

                             INTER-    JAPANESE   LATIN
                             NATIONAL  VALUE      AMERICAN
                             SMALL     EQUITY
                             CAP
                             -----------------------------
FOREIGN INVESTMENT:
   Foreign Equity Securities  X          X         X
   Foreign Government Fixed
     Income Securities                   X         X
   Foreign Corporate Fixed
     Income Securities                   X         X
   Emerging Market Country
      Securities              X                    X
   Russian Equity Securities
   Foreign Currency
      Transactions            X          X         X
   Brady Bonds                           X         X
   Investment Funds           X          X         X

OTHER SECURITIES AND
INVESTMENT TECHNIQUES:
   Loans of Portfolio
      Securities              X          X         X
   Non-Publicly Traded
      Securities, Private
      Placements and
      Restricted Securities   X          X         X
   When-Issued and Delayed
      Delivery Securities     X          X         X
   Borrowing for Investment
      Purposes
   Temporary Borrowing        X          X         X
   Reverse Repurchase
      Agreements                                   X
   Short Sales                                     X
   Structured Investments     X          X         X

DERIVATIVE PRODUCTS:
   Foreign Currency Forward
      Contracts               X          X         X
   Futures Contracts          X          X         X
   Forward Contracts          X          X         X
   Option Transactions        X          X         X
   Swaps                      X          X         X

----------
* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

                                                FOCUS      SMALL       EQUITY    MICRO    TECHNO-    U.S.    U.S.     VALUE
                                                EQUITY     COMPANY     GROWTH    CAP      LOGY      EQUITY   REAL     EQUITY
                                                           GROWTH                                   PLUS    ESTATE
                                              ------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks                                  X           X           X        X        X          X      X         X
   Depositary Receipts                            X           X           X        X        X          X      X         X
   Preferred Stocks                               X           X           X        X        X          X      X         X
   Rights                                         X           X           X        X        X          X      X         X
   Warrants                                       X           X           X        X        X          X      X         X
   Convertible Securities                         X           X           X        X        X          X      X         X
   Limited Partnerships
   Investment Company Securities                  X           X           X        X        X          X      X         X
   Real Estate Investing                          X           X           X        X                   X      X         X
   -REITS                                         X           X           X        X                   X      X         X
   -Specialized Ownership Vehicles                X           X           X        X                   X      X         X

FIXED INCOME SECURITIES:
   High Yield Securities                                                                    X
   U.S. Government Securities                     X           X           X        X        X          X      X         X
   Agencies                                       X           X           X        X        X          X      X         X
   Corporates                                     X           X           X        X        X          X      X         X
   Money Market Instruments                       X           X           X        X        X          X      X         X
   Mortgage Related Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements                          X           X           X        X        X          X      X         X

   Municipals
   Asset-Backeds
   Loan Participations and Assignments
   Temporary Investments                          X           X           X        X        X          X      X         X
   Zero Coupons, Pay-In-Kind Securities or
     Deferred Payment Securities                  X           X           X        X        X          X      X         X
   Floaters
   Inverse Floaters

FOREIGN INVESTMENT:
   Foreign Equity Securities                      X           X           X        X        X          X      X         X
   Foreign Bonds                                                                            X                 X
   Emerging Market Country Securities                                                       X                 X
   Russian Equity Securities
   Foreign Currency Transactions                  X           X           X        X        X          X      X         X
   Brady Bonds
   Investment Funds                               X           X           X        X        X          X      X         X

                                       7

                                                  FOCUS     SMALL      EQUITY    MICRO   TECHNO-     U.S.    U.S.     VALUE
                                                  EQUITY   COMPANY    GROWTH      CAP     LOGY      EQUITY  REAL     EQUITY
                                                           GROWTH                                    PLUS   ESTATE
                                                ------------------- -------------------------------------------------------
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
   Loans of Portfolio Securities                  X           X           X        X        X          X      X         X
   Non-Publicly Traded Securities, Private
     Placements and Restricted Securities         X           X           X        X        X          X      X         X
   When-Issued and Delayed Delivery Securities    X           X           X        X        X          X      X         X
   Borrowing for Investment Purposes
   Temporary Borrowing                            X           X           X        X        X          X      X         X
   Reverse Repurchase Agreements                                                            X          X
   Short Sales
   Structured Investments                         X           X           X        X        X          X      X         X

DERIVATIVE PRODUCTS:
   Foreign Currency Forward Contracts             X           X           X        X        X          X      X         X
   Futures Contracts                              X           X           X        X        X          X      X         X
   Forward Contracts                              X           X           X        X        X          X      X         X
   Option Transactions                            X           X           X        X        X          X      X         X
   Swaps                                          X           X           X        X        X          X      X         X

FIXED INCOME AND MONEY MARKET PORTFOLIOS

                                                                       GLOBAL
                                              EMERGING      FIXED      FIXED     HIGH   MORTGAGE-  MUNICIPAL  MONEY   MUNICIPAL
                                               MARKETS     INCOME      INCOME    YIELD  BACKED       BOND     MARKET  MONEY
                                                DEBT        III          II       II   SECURITIES                     MARKET
                                              ---------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks                                                                   X
   Depositary Receipts                            X
   Preferred Stocks                               X           X           X        X
   Rights                                         X           X           X        X
   Warrants                                       X           X           X        X
   Convertible Securities                         X           X           X        X
   Limited Partnerships                                                            X
   Investment Company Securities                  X           X           X        X        X          X      X         X
   Real Estate Investing
   -REITs                                                                          +
   -Specialized Ownership Vehicles

FIXED INCOME SECURITIES:
   High Yield Securities                          X                                X

                                       8

                                                                       GLOBAL
                                              EMERGING     FIXED       FIXED     HIGH   MORTGAGE-  MUNICIPAL   MONEY    MUNICIPAL
                                               MARKETS     INCOME      INCOME    YIELD   BACKED      BOND      MARKET     MONEY
                                                DEBT        III          II       II   SECURITIES                        MARKET
                                              -----------------------------------------------------------------------------------
   U.S. Government Securities                     X           X           X        X        X          X         X          X
   Agencies                                       X           X           X        X        X          X         X          X
   Corporates                                     X           X           X        X        *          X         X          *
   Money Market Instruments                       X           X           X        X        X          X         X          X
   Mortgage Related Securities                    X           X           X        X        X          X         X
   -MBSs                                          X           X           X        X        X          X         X
   -CMOs                                          X           X           X        X        X
   -SMBSs                                                     X           X        X        X
   Repurchase Agreements                          X           X           X        X        X          X         X          X
   Municipals                                     X           X           X        X                   X         X          X
   Asset-Backeds                                  X           X           X        X                             X
   Loan Participations and Assignments            X                                X
   Temporary Investments                          X           X           X        X        X          X         X          X
   Zero Coupons, Pay-In-Kind Securities or
     Deferred Payment                             X           X           X        X        X          X         X          X
   Floaters                                       X           X           X        X        X          X         X          X
   Inverse Floaters                               X           X           X        X        X          X

FOREIGN INVESTMENT:
   Foreign Equity Securities                      X           X           X        X
   Foreign Bonds                                  X           X           X        X
   Emerging Market Country Securities             X                       X        X
   Russian Equity Securities
   Foreign Currency Transactions                  X           X           X        X
   Brady Bonds                                    X           X           X        X
   Investment Funds                               X

OTHER SECURITIES AND INVESTMENT TECHNIQUES:
   Loans of Portfolio Securities                  X           X           X        X        X          X
   Non-Publicly Traded Securities, Private
     Placements and Restricted Securities         X           X           X        X        X          X         X          X
   When-Issued and Delayed Delivery Securities    X           X           X        X        X          X         X          X
   Borrowing for Investment Purposes              X
   Temporary Borrowing                            X           X           X        X        X          X         X          X
   Reverse Repurchase Agreements                  X                                X                             X
   Short Sales                                    X
   Structured Investments                         X           X           X        X        X          X         X

DERIVATIVE PRODUCTS:
   Foreign Currency Forward Contracts             X           X           X        X        X          X
   Futures Contracts                              X           X           X        X        X          X
   Forward Contracts                              X           X           X        X        X          X

                                       9

                                                                       GLOBAL
                                              EMERGING     FIXED       FIXED     HIGH   MORTGAGE-  MUNICIPAL   MONEY    MUNICIPAL
                                               MARKETS     INCOME      INCOME    YIELD   BACKED     BOND      MARKET     MONEY
                                                DEBT        III          II       II   SECURITIES                        MARKET
                                              --------------------------------------------------------------------------------
   Option Transactions                            X           X           X        X        X          X
   Swaps                                          X           X           X        X        X          X

----------
* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.
+ The High Yield II Portfolio may invest in certain fixed income securities issued by REITs.

EQUITY SECURITIES

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

COMMON STOCKS. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.


CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security. Each of the U.S., Global, and International Equity Portfolios can invest up to 5% of their assets in convertible securities that have been rated below investment grade.


LIMITED PARTNERSHIPS. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment Company Securities are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. A Portfolio may invest in Investment Company Securities of investment companies managed by Morgan Stanley Investment Management or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission ("SEC"). To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolios' investments.

REITS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and some Fixed Income Securities may have other novel features such as conversion rights. Prices of Fixed Income Securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a Fixed Income Security. Economic, political and other events also may affect the prices of broad fixed income markets. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments also will affect the maturity and value of Fixed Income Securities. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding Fixed Income Securities.

The length of time to the final payment, or maturity, of a Fixed Income Security also affects its price volatility. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are subject to greater market fluctuation, especially as a result of changes in interest rates. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon, interest payments, final maturity and call features and measures the expected life of a

Fixed Income Security on a present value basis. The duration of a Fixed Income Security ordinarily is shorter than its maturity.


MATURITY AND DURATION MANAGEMENT: A primary component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.

ABOUT MATURITY AND DURATION: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

VALUE INVESTING: Another primary component of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.


INVESTMENT GRADE SECURITIES. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group "S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by Morgan Stanley Investment Management. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate.

Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by Morgan Stanley Investment Management to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as junk bonds or high yield, high risk securities.

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

AGENCIES. Agencies are Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, or any of several other agencies.

CORPORATES. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.


CASH EQUIVALENTS. Cash equivalents are short-term Fixed Income Securities comprising of:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Money Market and Municipal Money Market Portfolios) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (E.G., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (E.G., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch")). The Money Market Portfolio and Municipal Money Market Portfolio invest only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) repurchase agreements collateralized by securities listed above.

Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

     MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may

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invest in securities issued or guaranteed by the Government National Mortgage
Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs which at the time of purchase are rated investment grade by one or more Nationally Recognized Statistical Ratings Organizations ("NRSROs") or, if unrated, are deemed by Morgan Stanley Investment Management to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by its right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs ("FHLMC Gold PCS") which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, Morgan Stanley Investment Management looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when Morgan Stanley Investment Management deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers which are rated investment grade at the time of purchase by Moody's or S&P or deemed by Morgan Stanley Investment Management to be of comparable investment quality.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage

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loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

     CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by Morgan Stanley Investment Management. By entering into Repurchase Agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement.

     MUNICIPALS: Municipal securities are FIXED INCOME SECURITIES issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

     Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

     Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

     The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

     Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

     Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

     The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.


ASSET-BACKED SECURITIES. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument.
In selecting these securities, Morgan Stanley Investment Management will look for those securities that offer a higher yield to compensate for any variation in average maturity.

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PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks represent an ownership interest in the issuer they have many of the characteristics of an Equity Security and are, therefore, included in both the definition of Fixed Income Security and Equity Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by Morgan Stanley Investment Management to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of Fixed Income Securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

     ZERO COUPONS. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity

     PAY-IN-KIND SECURITIES. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

     DEFERRED PAYMENT SECURITIES. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues but Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Morgan Stanley Investment Management endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Morgan Stanley Investment Management considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign Government Fixed Income Securities are Fixed Income Securities issued by a government other than the United States government or government-related issuer in a country other than the United States.

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign Corporate Fixed Income Securities are Fixed Income Securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, Morgan Stanley Investment Management believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

     FOREIGN CURRENCY WARRANTS. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolios will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

EUROPEAN CURRENCY TRANSITION. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

OTHER SECURITIES

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Morgan Stanley Investment Management to be of good standing and when, in the judgment of Morgan Stanley Investment Management, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% (10% for the Money Market and Municipal Money Market Portfolios) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933 (the "1993 Act") ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a When-Issued or Delayed Delivery basis may increase the volatility of its net asset value. When a Portfolio agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio's commitment to purchase these securities.


BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when Morgan Stanley Investment Management believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a

Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

TEMPORARY BORROWING. Each Portfolio is permitted to borrow from banks in an amount up to 10% (33 1/3% for the High Yield II Portfolio) of its total assets for extraordinary or emergency purposes, except that the Technology, Emerging Markets Debt and Latin American Portfolios may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when Morgan Stanley Investment Management believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by Morgan Stanley Investment Management or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

REVERSE REPURCHASE AGREEMENTS. Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in Reverse Repurchase Agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

SHORT SALES. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (I.E., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. If Morgan Stanley Investment Management incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments. The Portfolios may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with a Portfolio's investment objective and policies.

     PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

     ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

     LYONS. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

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     STRUCTURED NOTES. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns Morgan Stanley Investment Management wishes to accept while avoiding or reducing certain other risks.

DERIVATIVES

The Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of foreign currency forward contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may also use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when Morgan Stanley Investment Management believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Morgan Stanley Investment Management is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

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FOREIGN CURRENCY FORWARD CONTRACTS: Foreign currency forward contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into foreign currency forward contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine foreign currency forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a foreign currency forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Foreign currency forward contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFSC"). They are traded through financial institutions acting as market-makers. Portfolios that trade foreign currency forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Foreign currency forward contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the foreign currency forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a foreign currency forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the foreign currency forward contract.


The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an

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"offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.


The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed under "Foreign Currency Forward Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.


In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options follow.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by Morgan Stanley Investment Management, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.


The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may also engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.


Gains and losses on futures contracts, forward contracts and related options depend on Morgan Stanley Investment Management's ability to predict correctly the direction of movement of securities prices, interest rates and other

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economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by Morgan Stanley Investment Management and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a

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security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, I.E., nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each current Portfolio has adopted the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

     (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities), and except that the Gold Portfolio may invest in gold bullion in accordance with its investment objectives and policies;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     (4) except with respect to the Global Fixed Income II, Global Franchise, Emerging Markets, Emerging Markets Debt, China Growth, International Magnum, Latin American, MicroCap, Focus Equity, European Real Estate, Asian Real Estate, Technology and U.S. Real Estate Portfolios, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

     (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that each of the Emerging Markets Debt and Latin American Portfolios may borrow from banks and other entities, and the Technology Portfolio may borrow from banks, in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

     (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that (i) the Latin American Portfolio may invest more than 25% of its total assets in securities of companies involved in the telecommunications industry or financial services industry; (ii) the Gold Portfolio will invest more than 25% of its total assets in securities of companies in the group of industries involved in gold-related or precious-metals-related activities, as described in its prospectus, and may invest more than 25% of its total assets in one or more of the industries that are a part of such group of industries, as described in its prospectus; (iii) each of the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios will invest more than 25% of its total assets in the Asian, European and U.S. real estate industries, respectively, as described in their prospectuses; and (iv) the Technology Portfolio will invest more than 25% of its assets in securities of companies in the technology or technology-related industries; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

     (1) purchase on margin or sell short, except (i) that the Emerging Markets Debt and Latin American Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

     (2) except for the U.S. Real Estate, European Real Estate and Asian Real Estate Portfolios, invest in real estate limited partnership interests, and the U.S. Real Estate, European Real Estate and Asian Real Estate Portfolios may not invest in such interests that are not publicly traded;

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     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed, except that the High Yield II Portfolio also may purchase such securities that are not publicly distributed; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder; and (iii) the High Yield II Portfolio may lend securities to institutional investors in addition to entities described in (ii);

     (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% (33 1/3% in the case of the High Yield II Portfolio) of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above; and

The Fixed Income III and Value Equity Portfolios will only issue shares for securities or assets other than cash in a bona fide reorganization, statutory merger, or in other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which (i) meet their respective investment objectives; and
(ii) are acquired for investment and not for resale.

Each of the Global Fixed Income II, Global Franchise, Emerging Markets, Emerging Markets Debt, China Growth, Latin American, Focus Equity, European Real Estate, Asian Real Estate, U.S. Real Estate and Technology Portfolios will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

With respect to fundamental investment limitation number (7), each Portfolio will determine industry concentration in accordance with the industry classifications used by its benchmark index, except that (i) with respect to the Money Market, Municipal Money Market and High Yield II Portfolios, (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry and (b) asset-backed securities will be classified according to the underlying assets securing such securities; and
(ii) with respect to the High Yield II Portfolio, utility companies will be classified according to their services, for example, electric, gas, gas transmission, and telephone will be treated as separate industries.

In accordance with fundamental investment limitation number (7), the Latin American Portfolio will only invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. As stated in the Prospectus, the Board of Directors has made the foregoing determination and, accordingly, the Latin American Portfolio will invest between 25% and 50% of its assets in securities of issuers engaged in the telecommunications industry.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

                               PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The International Equity Portfolio is currently closed to new investors with the exception of certain Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") customers, employees of Morgan Stanley & Co. and its affiliates, certain tax-qualified retirement plans and other investment companies advised by Morgan Stanley Investment Management and its affiliates. The China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios currently are not operational.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lie of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value. CLASS B SHARES OF
THE MONEY MARKET PORTFOLIO ARE AVAILABLE FOR PURCHASE ONLY THROUGH
FINANCIAL INTERMEDIARIES (AS DISCUSSED BELOW) THAT HAVE MADE ARRANGEMENTS
WITH THE FUND. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined (i) for each non-money market Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and (iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time (for each Portfolio, the "Pricing Time").

MINIMUM INVESTMENT

The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market Portfolio. These minimums may be waived at Morgan Stanley Investment Management's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by Morgan Stanley Investment Management and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley & Co. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

METHODS OF PURCHASE

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Class B shares of the Money Market Portfolio may only be purchased through Financial Intermediaries. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries.") If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and J.P. Morgan Chase & Co. ("Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

     1. Place your order by telephoning the Fund at 1-800-548-7786. A Fund representative will request certain purchase information and provide you with a confirmation number.

     2. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

              J.P. Morgan Chase & Co.
              One Manhattan Plaza
              New York, NY 10081-1000
              ABA# 021000021
              DDA# 910-2-733293
              Attn: Morgan Stanley Institutional Fund, Inc.
              Ref: (Portfolio name, your account number, your account name) Please call the Fund at 1-800-548-7786 prior to wiring funds.

     3. Complete and sign an Account Registration Form and mail it to the address shown thereon.

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. -- [Portfolio name]" to:

              Morgan Stanley Institutional Fund, Inc.
              73 Tremont St.
              Boston Massachusetts 02108-3919

The Fund ordinarily is credited with Federal Funds within one business day of deposit of a check. Thus, a purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the next business day after receipt. An investor's money will not be invested prior to crediting of Federal Funds.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. The minimum additional investment generally is $1,000 per Portfolio, except that there is no minimum for Class B shares of the Money Market Portfolio. The minimum additional investment may be lower for certain accounts described above under "Minimum Investment." For purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter or wire to assure proper crediting to your account.

INVOLUNTARY CONVERSION AND REDEMPTION OF NEW ACCOUNT SHARES

Class A and Class B shares of each non-money market Portfolio may be subject to the involuntary conversion and redemption features described below. Shares of the money market Portfolios are not subject to involuntary conversion or redemption. The conversion and redemption features may be waived at Morgan Stanley Investment Management's discretion for shares held in a Managed Account and shares purchased through a Financial Intermediary. Accounts that were open prior to January 2, 1996 are not subject to involuntary conversion or redemption. The Fund reserves the right to modify or terminate the conversion or redemption features of the shares at any time upon 60 days notice to shareholders.

CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing Class A shares of a non-money market Portfolio falls below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio), for a continuous 60-day period, the Class A shares in such account will convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder.

CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing Class B shares of a non-money market Portfolio increases to $500,000 or more, ($250,000 for the Technology Portfolio), whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 ($50,000 for the Technology Portfolio), for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder.

                              REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the European Real Estate, Asian Real Estate, Asian Equity, Japanese Value Equity, Emerging Markets, Emerging Markets Debt, Global Franchise, Global Value Equity, International Equity, International Small Cap, European Value Equity, International Magnum, Global Fixed Income II and Active International Allocation Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds. The redemption fee does not apply to Portfolio shares acquired through reinvestment of dividends or distributions.

METHODS OF REDEMPTION

You may redeem shares directly from the Fund by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial Intermediaries may charge an additional service or transaction fee.

BY MAIL. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o J.P. Morgan Investor Services Co. ("J.P. Morgan") (formerly, Chase Global Funds Services Company) 73 Tremont Street, Boston, Massachusetts 02108-3919. "Good order" means that the request to redeem shares must include the following:

     1. A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     2.   Any required signature guarantees; and

     3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          ACCOUNT POLICIES AND FEATURES




TRANSFER OF SHARES

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares.

VALUATION OF SHARES


The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities generally are valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made, or if there has been no sale that day, or for all other portfolio securities for which over-the-counter market quotations are readily available, at the mean between the last reported bid and asked price. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.


Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities), and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures, are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the U.S. Stock Exchanges. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the U.S. Stock Exchanges. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the U.S. Stock Exchanges and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

The net asset value per share of each of the Money Market and Municipal Money Market Portfolios is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Municipal Money Market Portfolio and the Money Market Portfolio are determined as of 11:00 a.m. and 12:00 noon (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Two Directors and all of the officers of the Fund are directors, officers or employees of Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan. The other Directors have no affiliation with Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan and are not "Interested Persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). Directors and officers of the Fund are also directors and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered, advised or distributed by Morgan Stanley Investment Management or its affiliates. The Fund Complex includes all funds advised by Morgan Stanley Investment Management and any funds that have an investment adviser that is an affiliated person of Morgan Stanley Investment Management.

The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex (defined below) overseen by each Independent Director and other directorships, if any, held by the Director, are shown below.


INDEPENDENT DIRECTORS


                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                           TERM OF                              IN FUND
                             POSITION(S)   OFFICE AND    PRINCIPAL              COMPLEX       OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF     OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS HELD
INDEPENDENT DIRECTOR         REGISTRANT    TIME SERVED*  PAST 5 YEARS           DIRECTOR**    BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
John D. Barrett II (66)      Director      Director      Chairman and           77            Director of the
Barrett Associates, Inc.                   since May     Director of Barrett                  Ashforth Company
565 Fifth Avenue                           1995          Associates, Inc.                     (real estate).
New York, NY 10017                                       (investment
                                                         counseling).
                                                         Chairman, and
                                                         formerly Director of
                                                         the Barrett Growth
                                                         Fund; Limited
                                                         Partner, Long Meadow
                                                         Holdings, LP.

Thomas P. Gerrity (60)       Director      Director      Professor of           77            Director of Sunoco
219 Grays Lane                             since         Management, and                      (oil refining),
Haverford, PA 19041                        October 2001  formerly Dean,                       Fannie Mae
                                                         Wharton School of                    (mortgage
                                                         Business, University                 finance), Reliance
                                                         of Pennsylvania;                     Group Holdings
                                                         formerly Director of                 (insurance), CVS
                                                         IKON Office                          Corporation
                                                         Solutions, Inc.                      (retail pharmacy),
                                                         (office equipment),                  Knight-Ridder,
                                                         Fiserv (financial                    Inc. and Internet
                                                         services), Digital                   Capital Group
                                                         Equipment                            (newspapers).
                                                         Corporation
                                                         (computer
                                                         equipment), ICG
                                                         Commerce, Inc.
                                                         (internet commerce),
                                                         Investor Force
                                                         Holdings, Inc.


----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                           TERM OF                              IN FUND
                             POSITION(S)   OFFICE AND    PRINCIPAL              COMPLEX       OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF     OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS HELD
INDEPENDENT DIRECTOR         REGISTRANT    TIME SERVED*  PAST 5 YEARS           DIRECTOR**    BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
                                                         (institutional
                                                         investment
                                                         information
                                                         services) and Union
                                                         Carbide Corporation
                                                         (chemicals).

Gerard E. Jones (65)         Director      Director      Of Counsel, Shipman    78            Director of
Shipman & Goodwin, LLP                     since         & Goodwin, LLP (law                   Tractor Supply
43 Arch Street                             September     firm).                               Company, Tiffany
Greenwich, CT 06830                        1988                                               Foundation and
                                                                                              Fairfield County
                                                                                              Foundation.
Joseph J. Kearns (59)        Director      Director      Investment             77            Director of
6287 Via Escondido                         since         consultant; formerly                 Electro Rent
Malibu, CA 90265                           October 2001  CFO of the J. Paul                   Corporation
                                                         Getty Trust.                         (equipment
                                                                                              leasing) and The
                                                                                              Ford Family
                                                                                              Foundation.
Vincent R. McLean (70)       Director      Director      Formerly Executive     77            Director of Legal
702 Shackamaxon Dr.                        since         Vice President,                      and General
Westfield, NJ 07090                        October 2001  Chief Financial                      America Inc. (life
                                                         Officer, Director                    insurance), Banner
                                                         and Member of the                    Life Insurance Co.
                                                         Executive Committee                  and William Penn
                                                         of Sperry                            Life Insurance
                                                         Corporation (now                     Company of New
                                                         part of Unisys                       York.
                                                         Corporation).


----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                           TERM OF                              IN FUND
                             POSITION(S)   OFFICE AND    PRINCIPAL              COMPLEX       OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF     OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS HELD
INDEPENDENT DIRECTOR         REGISTRANT    TIME SERVED*  PAST 5 YEARS           DIRECTOR**    BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr. (66)    Director      Director      Managing Director of   77            Trustee and
1385 Outlook Drive West                    since         Morong Capital                       Chairman of the
Mountainside, NJ 07092                     October 2001  Management; formerly                 mutual funds in
                                                         Senior Vice                          the Smith
                                                         President and                        Barney/CitiFunds
                                                         Investment Manager                   fund complex.
                                                         for CREF, TIAA-CREF
                                                         Investment
                                                         Management, Inc.;
                                                         formerly Director of
                                                         the Indonesia Fund,
                                                         the Landmark Funds
                                                         and the Ministers
                                                         and Missionaries
                                                         Benefit Board of
                                                         American Baptist
                                                         Churches.

William G. Morton, Jr. (64)  Director      Director      Chairman Emeritus      77            Director of Radio
100 Franklin Street                        since         and former Chief                     Shack Corporation
Boston, MA 02110                           February      Executive Officer of                 (electronics).
                                           2000          Boston Stock
                                                         Exchange.


----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                           TERM OF                              IN FUND
                             POSITION(S)   OFFICE AND    PRINCIPAL              COMPLEX       OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF     OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS HELD
INDEPENDENT DIRECTOR         REGISTRANT    TIME SERVED*  PAST 5 YEARS           DIRECTOR**    BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
Michael E. Nugent (65)       Director      Director      General Partner of     206           Director of
c/o Triumph Capital, L.P.                  since July    Triumph Capital,                     various business
237 Park Avenue                            2001          L.P., (a private                     organizations.
New York, NY 10017                                       investment
                                                         partnership);
                                                         formerly Vice
                                                         President, Bankers
                                                         Trust Company and BT
                                                         Capital Corporation.
Fergus Reid (69)             Director      Director      Chairman and Chief     78            Trustee and
85 Charles Colman Blvd.                    since         Executive Officer of                 Director of
Pawling, NY 12564                          May 1995      Lumelite Plastics                    approximately 30
                                                         Corporation.                         investment
                                                                                              companies in the
                                                                                              JPMorgan Funds
                                                                                              complex managed by
                                                                                              JP Morgan
                                                                                              Investment
                                                                                              Management Inc.


----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex overseen by each Interested Director and the other directorships, if any, held by the Director, are shown below.


INTERESTED DIRECTORS


                                                                                 NUMBER OF
                                                                                 PORTFOLIOS
                                           TERM OF                               IN FUND
                             POSITION(S)   OFFICE AND     PRINCIPAL              COMPLEX       OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS
MANAGEMENT DIRECTOR          REGISTRANT    TIME SERVED*   PAST 5 YEARS           DIRECTOR**    HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
Ronald E. Robison (63)       President     President      Chief Global           78            None
1221 Avenue of the Americas  and Director  (since March   Operations Officer
New York, NY 10020                         2001)          and Managing
                                           Director       Director of Morgan
                                           since          Stanley Investment
                                           October 2001   Management Inc;
                                                          Managing Director of
                                                          Morgan Stanley & Co.
                                                          Incorporated;
                                                          President and Chief
                                                          Executive Officer
                                                          of Morgan Stanley
                                                          Trust formerly,
                                                          Managing Director
                                                          and Chief Operating
                                                          Officer of TCW
                                                          Investment
                                                          Management Company;
                                                          and Managing
                                                          Director of The
                                                          Trust Company of the
                                                          West.

Barton M. Biggs (69)         Chairman of   Director       Chairman, Director     78            None
1221 Avenue of the Americas  the Board     since May      and Managing
New York, NY 10020           of            1995           Director of Morgan
                             Directors                    Stanley Investment
                             and Director                 Management Inc. and
                                                          Chairman and
                                                          Director of Morgan
                                                          Stanley Investment
                                                          Management Limited;
                                                          Managing Director of
                                                          Morgan Stanley & Co.
                                                          Incorporated; Member
                                                          of the Yale
                                                          Development Board.


----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

OFFICERS


NAME, AGE AND ADDRESS OF          POSITION(S) HELD WITH                              PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER                 REGISTRANT*              LENGTH OF TIME SERVED     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
James Garrett (33)                Treasurer                Treasurer since           Vice President of Morgan
Morgan Stanley Investment                                  February 2002             Stanley & Co. Incorporated
Management Inc.                                                                      and Morgan Stanley
1221 Avenue of the Americas                                                          Investment Management.
New York, NY 10020                                                                   Treasurer of various U.S.
                                                                                     registered investment
                                                                                     companies managed by
                                                                                     Morgan Stanley Investment
                                                                                     Management Inc.;
                                                                                     Previously with Price
                                                                                     Waterhouse LLP (now
                                                                                     PricewaterhouseCoopers
                                                                                     LLP).

Stefanie V. Chang (35)            Vice President           Vice President since      Executive Director of Morgan
Morgan Stanley Investment                                  1997                      Stanley & Co. Incorporated
Management Inc.                                                                      and Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc.; and Vice
New York, NY 10020                                                                   President of various funds in
                                                                                     the Fund Complex. Formerly,
                                                                                     practiced law with the New
                                                                                     York law firm of Rogers
                                                                                     & Wells (now Clifford Chance
                                                                                     Rogers & Wells LLP).

Mary E. Mullin (35)               Secretary                Secretary since 1999      Vice President of Morgan
Morgan Stanley Investment                                                            Stanley & Co. Incorporated
Management Inc.                                                                      and Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc.; Secretary
New York, NY 10020                                                                   of various funds in the
                                                                                     Fund Complex; formerly
                                                                                     practiced law with the New
                                                                                     York law firms of  McDermott,
                                                                                     Will & Emery and Skadden, Arps,
                                                                                     Slate, Meagher & Flom LLP.

                                       47

NAME, AGE AND ADDRESS OF          POSITION(S) HELD WITH                              PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER                 REGISTRANT*              LENGTH OF TIME SERVED     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------

Lorraine Truten (40)              Vice President           Vice President            Executive Director of Morgan
One Tower Bridge                  2001                      since 2001               Stanley Investment Management
100 Front Street, Suite 1100                                                         Inc.; President, Morgan Stanley
West Conshohocken, PA 19428-2881                                                     Fund Distribution, Inc.;
                                                                                     formerly, President of
                                                                                     Morgan Stanley Institutional
                                                                                     Fund Trust; Vice President
                                                                                     of various funds in the Fund
                                                                                     Complex.


Belinda A. Brady (34)             Assistant Treasurer      Assistant Treasurer       Fund Administration Senior
J.P. Morgan Investor Services                              since 2001                Manager, J.P. Morgan
Co.                                                                                  Investor Services Co.
73 Tremont Street                                                                    (formerly, Chase Global
Boston, MA 02108-3913                                                                Funds Services Company); and
                                                                                     Assistant Treasurer of
                                                                                     various funds in the Fund
                                                                                     Complex; formerly, Senior
                                                                                     Auditor at Price Waterhouse
                                                                                     LLP (now
                                                                                     PricewaterhouseCoopers LLP).


For each Director, the dollar range of equity securities beneficially owned by the Director is shown below.



                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY               DIRECTOR IN FAMILY OF INVESTMENT
                                        SECURITIES IN THE FUND               COMPANIES
NAME OF DIRECTOR                        (AS OF DECEMBER 31, 2001)*            (AS OF DECEMBER 31, 2001)**
-------------------------------------------------------------------------------------------------------------
John D. Barrett II                      over $100,000                        over $100,000
Thomas P. Gerrity                       None                                 $10,001-$50,000
Gerard E. Jones                         over $100,000                        over $100,000
Joseph J. Kearns                        None                                 $10,001-$50,000
Vincent R. McLean                       None                                 $1-$10,000
C. Oscar Morong, Jr.                    None                                 None
William G. Morton                       None                                 $50,001-$100,000
Michael E. Nugent                       None                                 None
Fergus Reid                             over $100,000                        over $100,000
Ronald E. Robison                       None                                 None
Barton M. Biggs                         over $100,000                        over $100,000


----------

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

** Family of Investment Companies includes all funds advised by Morgan Stanley Investment Management Inc. (including but not limited to Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc., the Universal Institutional Funds, Inc. and various closed-end funds advised by Morgan Stanley Investment Management Inc.).



As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of March 31, 2002, the Directors and officers of the Fund, as a group, owned more than 1% of the outstanding common stock of the following Portfolio of the
Fund: U.S. Real Estate Portfolio, 1.77%.

COMMITTEES

The Board of Directors of the Fund has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. The Audit Committee is composed entirely of Directors who are not "interested persons" ("Interested Directors") as defined under the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"). Currently, the Audit Committee is composed of Messrs. Jones, Barrett, Kearns, McLean and Morong. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accounts and reviews with the independent accounts the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.

The Valuation Committee of the Board meets from time to time as necessary to value any securities or currency held by the Fund for which market quotations are not available through the Fund's usual pricing procedures or when adjustments to the price become necessary due to events that occur subsequent to the close of trading on a foreign market. The Valuation Committee may include one or more of the Independent Directors.

The Nominating and Compensation Committee of the Board currently consists of Messrs. Gerrity, Morton, Nugent and Reid and is responsible for evaluating and recommending nominees for election to the Board, such nominees being either interested persons or non-interested persons of the Fund. The committee will not consider nominees recommended by securities holders.

During the Fund's fiscal year ended December 31, 2001, there were three meetings of the Audit Committee, five meetings of the Valuation Committee, and one meeting of the Nominating and Compensation Committee.

COMPENSATION OF DIRECTORS AND OFFICERS

The Fund, together with other funds in the Fund Complex advised by Morgan Stanley Investment Management or Morgan Stanley Investments LP for which a Director serves as director or trustee, pays each Independent Director an annual retainer fee of $75,000, as well as the following additional amounts to Directors for performing certain services for all of the funds in the Fund Group; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended. For the fiscal year ended December 31, 2001, the Fund paid approximately $254,040 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration from the Fund for their services as Directors. The Fund's officers and employees are paid by Morgan Stanley Investment Management or its agents.

The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund for the fiscal year ended December 31, 2001. Prior to October 11, 2001 each Independent Director received annual compensation of $75,000, plus reasonable out-of-pocket expenses for service as a Director and for serving on the Board's Audit and/or Nominating and Compensation Committees.

                               COMPENSATION TABLE



                                              AGGREGATE         TOTAL COMPENSATION FROM FUND
                                             COMPENSATION             AND FUND COMPLEX
NAME OF PERSON                              FROM FUND (4)           PAYABLE TO DIRECTORS
--------------                              -------------       ----------------------------
Barton M. Biggs*                               $     0                   $      0
John D. Barrett II(6)                           54,196                     78,100
Thomas P. Gerrity(1/5)                           7,311                     69,712
Gerard E. Jones(6)                              54,157                     78,100
Joseph J. Kearns(1/6)                            7,686                     70,835
Vincent R. McLean(1/6)                           7,311                     69,712
C. Oscar Morong, Jr.(1/6)                        7,311                     69,712
William G. Morton, Jr.(2/5)                     54,196                     78,100
Michael Nugent(3/5)                              7,997                    228,362
Fergus Reid(4/5)                                53,875                     81,115
Ronald E. Robison*(1)                                0                          0


----------

(*) Directors Biggs and Robison are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
(1) Messrs. Gerrity, Kearns, McLean, Morong and Robison were elected to the Board by the Funds shareholders on October 11, 2001.
(2)  Mr. Morton was appointed to the Board on February 17, 2000.
(3)  Mr. Nugent was appointed to the Board on July 9, 2001.
(4) Includes amounts deferred at the election of Directors under the Deferred compensation Plan.
(5) Member of Nominating/Compensation Committee of the Board of Directors of the Fund.
(6)  Member of the Audit Committee of the Board of Directors of the Fund.


CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by Morgan Stanley Investment Management, Morgan Stanley & Co. and Morgan Stanley Investment Advisors (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Directors and officers of the Fund, Morgan Stanley Investment Management, Morgan Stanley & Co. and Morgan Stanley Investment Advisors ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of Morgan Stanley Investment Management are located at 1221 Avenue of the Americas, New York, NY 10020. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


Morgan Stanley Investment Management provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. In managing the Portfolios, Morgan Stanley Investment Management may use the services of associated investment personnel employed by its affiliated institutional asset management companies. Pursuant to the Investment Advisory Agreement, Morgan Stanley Investment Management is entitled to receive from the Class A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. Morgan Stanley Investment Management has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, Morgan Stanley Investment Management excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Morgan Stanley Investment Management reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.


The following table shows, for each of the Class A and Class B shares of each Portfolio, (i) the contractual advisory fee as a percentage of average daily net assets; (ii) the advisory fee paid for each of the past three fiscal years;
(iii) the total operating expenses after voluntary fee waivers (excluding certain investment related expenses); and (iv) total operating expenses after voluntary fee waivers for the fiscal year ended December 31, 2001.

                                                                                ADVISORY FEE PAID
                                                                          (AFTER VOLUNTARY FEE WAIVERS)
                                                          ----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER    YEAR ENDED DECEMBER   YEAR ENDED DECEMBER
                                        CONTRACTUAL            31, 2001               31, 2000              31, 1999
PORTFOLIO                              ADVISORY FEE             (000)                  (000)                 (000)
---------                              ------------       -------------------    -------------------   -------------------
Active International Allocation
   Portfolio                                0.65%              $ 2,616                $ 3,107               $ 2,262
Asian Equity Portfolio                      0.80                    80                    504                   191
Asian Real Estate Portfolio                 0.80                     0                      0                     0
China Growth Portfolio                      1.25                    --                     --                    --
Emerging Markets Debt Portfolio*            0.75                   367                    463                   492
Emerging Markets Portfolio*                 1.25                10,608                $16,777               $12,672
Equity Growth Portfolio*                    0.60                 6,487                  8,235                 6,007
European Real Estate Portfolio              0.80                    35                      0                    63
European Value Equity Portfolio             0.80                   317                    643                   872
Fixed Income III Portfolio                  0.35                   518                    413                   466
Focus Equity Portfolio                      0.80                   820                  1,292                 1,017
Global Fixed Income II Portfolio            0.40                     7                     14                    45
Global Franchise Portfolio                  0.80                     0                     --                    --
Global Value Equity Portfolio               0.80                   410                    514                 1,592
Gold Portfolio                              1.00                   ---                     --                    --
High Yield II Portfolio*                   0.375                   553                    540                   698
International Equity Portfolio*             0.80                35,698                 36,891                32,217
International Magnum Portfolio              0.80                 1,107                  1,547                 1,592
International Small Cap Portfolio           0.95                 3,418                  3,352                 2,571
Japanese Value Equity  Portfolio            0.80                   239                    534                   412
Latin American Portfolio                    1.10                   262                    176                   144
MicroCap Portfolio                          1.00                   ---                     --                    --
Money Market Portfolio*                     0.30                 9,440                  9,300                 6,153
Mortgage-Backed Securities
   Portfolio                                0.35                   ---                     --                    --
Municipal Bond Portfolio                    0.35                   ---                     --                     0
Municipal Money Market Portfolio*           0.30                 4,332                  5,246                 3,349
Small Company Growth Portfolio              1.00                 1,752                  1,570                   388
Technology Portfolio                        1.00                   602                  1,317                   320
U.S. Equity Plus Portfolio                  0.45                   ---                     31                    31
U.S. Real Estate Portfolio*                 0.80                 5,157                  3,748                 2,391
Value Equity Portfolio*                     0.50                   443                    241                   192


----------

*No fee waivers were necessary for this portfolio because total operating expenses for the fiscal year ended December 31, 2001 did not exceed the expense limitation.

                                                 TOTAL OPERATING EXPENSES       TOTAL OPERATING EXPENSES
                                                AFTER VOLUNTARY FEE WAIVERS    AFTER VOLUNTARY FEE WAIVERS
                                                   (EXCLUDING INVESTMENT        FOR THE FISCAL YEAR ENDED
                                                     RELATED EXPENSES)              DECEMBER 31, 2001
                                                ---------------------------    ---------------------------
PORTFOLIO                                            CLASS A        CLASS B        CLASS A        CLASS B
---------                                            -------        -------        -------        -------
Active International Allocation Portfolio             0.80%          1.05%          0.81%          1.06%
Asian Equity Portfolio                                1.00           1.25           1.18           1.43
Asian Real Estate Portfolio                           1.00           1.25           1.02           1.27
China Growth Portfolio                                  --             --
Emerging Markets Debt Portfolio*                       N/A            N/A           1.13           1.38
Emerging Markets Portfolio*                            N/A            N/A           1.65           1.90
Equity Growth Portfolio*                               N/A            N/A           0.80           1.05
European Real Estate Portfolio                        1.00           1.25           1.01           1.26
European Value Equity Portfolio                       1.00           1.25           1.07           1.32
Fixed Income III Portfolio                             N/A            N/A           0.45           0.60
Focus Equity Portfolio                                1.00           1.25           1.01           1.26
Global Fixed Income II Portfolio                      0.50           0.65           0.53           0.68
Global Franchise Portfolio                             N/A            N/A           1.00           1.25
Global Value Equity Portfolio                         1.00           1.25           1.01           1.26
Gold Portfolio                                          --             --             --             --
High Yield II Portfolio*                               N/A            N/A           0.65           0.90
International Equity Portfolio*                        N/A            N/A           1.00           1.25
International Magnum Portfolio                        1.00           1.25           1.01           1.26
International Small Cap Portfolio                     1.15            --            1.15             --
Japanese Value Equity Portfolio                       1.00           1.25           1.02           1.27
Latin American Portfolio                              1.72           1.97           1.80           2.05
MicroCap Portfolio                                      --             --             --             --
Money Market Portfolio*                                N/A            N/A           0.48             --
Mortgage-Backed Securities Portfolio                    --             --             --             --
Municipal Bond Portfolio                                --             --             --             --
Municipal Money Market Portfolio*                      N/A            N/A           0.49             --
Small Company Growth Portfolio                         N/A            N/A           1.10           1.35
Technology Portfolio                                  1.25           1.50           1.26           1.51
U.S. Equity Plus Portfolio                              --             --             --             --
U.S. Real Estate Portfolio*                            N/A            N/A           1.00           1.25
Value Equity Portfolio*                                N/A            N/A           0.70           0.95


----------

* No fee waivers were necessary for this portfolio because total operating expenses for the fiscal year ended December 31, 2001 did not exceed the expense limitation.


INVESTMENT SUB-ADVISER

MSIA, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment sub-adviser to the Money Market and Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, Morgan Stanley Investment Management pays MSIA 40% of the investment advisory fee that Morgan Stanley Investment Management receives from each of those Portfolios (net of applicable fee waivers).


APPROVAL OF THE ADVISORY AGREEMENTS

In approving the investment advisory agreements, and the sub-advisory agreements, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Adviser and the sub-adviser, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's and the sub-adviser's expenses in providing the services, the profitability of the Adviser and the sub-adviser and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Directors met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the sub-adviser and the financial strength of the Adviser and the sub-adviser and their affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment that approval of the investment advisory agreement (and the sub-advisory agreement respecting the Money Market Portfolio only) were in the best interests of each Portfolio and its shareholders.


PRINCIPAL UNDERWRITER

Morgan Stanley & Co., with principal offices at 1585 Broadway, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley & Co. see "Distribution of Shares."

FUND ADMINISTRATION

Morgan Stanley Investment Management also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that Morgan Stanley Investment Management, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays Morgan Stanley Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio. Morgan Stanley Investment Management may compensate other service providers for performing shareholder servicing and administrative services.


SUB-ADMINISTRATOR. Under an agreement between Morgan Stanley Investment Management and J.P. Morgan Investor Services Co. ("J.P. Morgan"), J.P. Morgan, a corporate affiliate of J.P. Morgan Chase Bank, provides certain administrative services to the Fund. Morgan Stanley Investment Management supervises and monitors the administrative services provided by J.P. Morgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. J.P. Morgan provides operational and administrative services to investment companies with approximately $210 billion in assets and having approximately 304,995 shareholder accounts as of December 31, 2001. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.


CUSTODIAN

J.P. Morgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, acts as the Fund's custodian.

DIVIDEND DISBURSING AND TRANSFER AGENT

J.P. Morgan, 73 Tremont Street, Boston, MA 02108-3913, provides dividend disbursing and transfer agency services for the Fund pursuant to the Sub-Administration Agreement.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts, serves as independent auditors for the Fund and audits the annual financial statements of each Portfolio.


FUND COUNSEL


Mayer, Brown, Rowe & Maw, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

Morgan Stanley & Co., a wholly-owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Municipal Money Market and International Small Cap Portfolios which do not offer Class B shares) under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley & Co. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley & Co. for its services in connection with distributing shares of all Portfolios. Morgan Stanley & Co. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley & Co. may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley & Co. and Morgan Stanley Investment Management also may compensate third parties out of their own assets.

The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on June 14, 2001.


The following table describes the 12b-1 fees paid by each Portfolio pursuant to the Plan and the distribution-related expenses for each Portfolio for the fiscal year ended December 31, 2001. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by Morgan Stanley Investment Management or Morgan Stanley & Co. out of their own resources.



                                                                                                               12b-1 FEES
                                                   PRINTING AND                                                RETAINED BY
                                       TOTAL        MAILING OF                                               MORGAN STANLEY
                                    DISTRIBUTION   PROSPECTUSES                                                  & CO./
                                      (12b-1)     TO OTHER THAN                               COMPENSATION    (EXPENDITURES
                                     FEES PAID       CURRENT      SHAREHOLDER     SUB-          TO SALES      IN EXCESS OF
                                    BY PORTFOLIO   SHAREHOLDERS    SERVICING   DISTRIBUTION    PERSONNEL       12b-1 FEES)
                                    ------------   ------------   -----------  ------------   ------------   --------------
Active International Allocation
Portfolio                             $ 46,061      $ 17,225         $    0     $ 28,237       $ 5,242         $   (4,643)
Asian Equity Portfolio                   2,639         9,504              0            0           768             (7,633)
Asian Real Estate Portfolio              1,120        12,221              0            0           324            (11,425)
Emerging Markets Debt Portfolio          1,010         4,241              0            0           224             (3,455)
Emerging Markets Portfolio              37,186        72,999              0       44,314         3,394            (83,521)
Equity Growth Portfolio                693,823        28,107          8,143      947,167         6,947           (296,541)
European Real Estate Portfolio           3,694        23,788              0            0         1,287            (21,381)
European Value Equity Portfolio          2,986         4,289              0            0         1,196             (2,499)
Fixed Income II Portfolio                3,710         3,097            766            0         1,056             (1,209)
Focus Equity Portfolio                  40,807        23,839            878          132        11,270              4,688
Global Fixed Income II Portfolio           512        12,878              0            0            23            (12,389)
Global Value Equity Portfolio           68,441        95,219          1,987       88,796         2,083           (119,644)
High Yield III Portfolio                48,544        12,840              0          165        18,824             16,715
International Equity Portfolio         186,076         4,008              0       82,657         4,129             95,282
International Magnum Portfolio          43,182        17,188          1,279       49,124         5,110            (29,519)
Japanese Value Equity Portfolio          4,531         5,250              0          360         1,471             (2,550)
Latin American Portfolio                 2,321         4,241              0            0           772             (2,692)
Small Company Growth Portfolio         321,155         3,909              0      468,829         3,059           (154,642)
Technology Portfolio                    10,919         3,909              0        4,205         2,627                178
U.S. Equity Plus Portfolio                   0           165            666            0             0               (831)

                                       55

                                                                                                               12b-1 FEES
                                                   PRINTING AND                                                RETAINED BY
                                       TOTAL        MAILING OF                                               MORGAN STANLEY
                                    DISTRIBUTION   PROSPECTUSES                                                  & Co./
                                      (12b-1)     TO OTHER THAN                               COMPENSATION    (EXPENDITURES
                                     FEES PAID       CURRENT      SHAREHOLDER     SUB-          TO SALES      IN EXCESS OF
                                    BY PORTFOLIO   SHAREHOLDERS    SERVICING   DISTRIBUTION    PERSONNEL       12b-1 FEES)
                                    ------------   ------------   -----------  ------------   ------------   --------------
U.S. Real Estate Portfolio              52,044         3,858              0       16,181         4,776             27,229
Value Equity Portfolio                  42,447         3,930              0       37,010         1,012                495
                                    ----------      --------        -------   ----------       -------          ---------
TOTAL                               $1,613,208      $366,705        $13,719   $1,767,177       $75,594          $(609,987)


----------

* The Global Franchise Portfolio did not pay any 12b-1 fees for the fiscal year ended December 31, 2001. No information is provided for the China Growth, MicroCap, Mortgage-Backed Securities or Gold Portfolios because they were not operational during the last fiscal year ended December 31, 2001.


                               BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS


Morgan Stanley Investment Management, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.


On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

Morgan Stanley Investment Management serves as investment adviser to a number of clients, including other investment companies. Morgan Stanley Investment Management attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, Morgan Stanley Investment Management considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.


Morgan Stanley Investment Management selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. Morgan Stanley Investment Management seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when Morgan Stanley Investment Management believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Morgan Stanley Investment Management relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Morgan Stanley Investment Management is unable to ascertain the value of these services due to the subjective nature of their determinations.


In cases where suitable price and execution are obtainable from more than one broker or dealer, Morgan Stanley Investment Management may place portfolio transactions with those who also furnish research and other services to the Fund and Morgan Stanley Investment Management. Such services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluations of portfolio securities. The information and services received by Morgan Stanley Investment Management from brokers and dealers may be utilized by Morgan Stanley Investment Management or any of its affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. While the receipt of such information and services would generally reduce the amount of research or services otherwise performed by Morgan Stanley Investment Management and thus reduce its expenses, the value of such reduction is indeterminable and therefore will not reduce the fees paid to Morgan Stanley Investment Management.

It is not the Fund's practice to direct brokerage or principal business on the basis of sales of Portfolio shares which may be made through intermediary brokers or dealers. However, Morgan Stanley Investment Management may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Portfolio to their clients or who act as agents in the purchase of shares of the Portfolio for their clients.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Morgan Stanley Investment Management to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, Morgan Stanley Investment Management uses two broker-dealer affiliates, Morgan Stanley & Co. (including Morgan Stanley International Limited) and Morgan Stanley DW, Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley & Co. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.


During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid brokerage commissions of approximately $20,717,111, $22,052,131 and $175,215,886, respectively. During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid in the aggregate $1,021,566, $763,458 and $292,117, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.17% of the total brokerage commissions paid by the Fund during the year 2001 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.07% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2001 for which commissions were paid.

During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions to Morgan Stanley DW.

      BROKERAGE COMMISSIONS PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2001



                                             COMMISSIONS PAID TO MORGAN STANLEY & CO.
                                             ----------------------------------------
                                                                          PERCENT OF
                                 TOTAL                      PERCENT OF       TOTAL
                              COMMISSIONS       TOTAL         TOTAL        BROKERED
PORTFOLIO                         PAID       COMMISSIONS   COMMISSIONS   TRANSACTIONS
-----------------------      ------------    -----------   -----------   ------------
Active International
  Allocation                 $    152,047    $    487           0.32%       0.00214%
Asian Equity                      276,486      39,256          14.20        4.28230
Asian Real Estate                   6,074         144           2.37        0.28176
Emerging Markets                3,911,969     167,516           4.28        0.37841
Emerging Markets Debt                   0           0           0.00        0.00000
Equity Growth                   1,954,841      53,030           2.71        0.57342
European Real Estate               38,440           0           0.00        0.00000
European Value Equity              85,798           4           0.00        0.00106
Fixed Income III                        0           0           0.00        0.00000
Focus Equity                      217,339       5,726           2.63        0.86659
Global Fixed Income II                  0           0           0.00        0.00000
Global Value Equity                89,935       4,136           4.60        0.48729
High Yield II                           0           0           0.00        0.00000
International Equity          154,804,989           0           0.00        0.00000
International Magnum            1,237,447       1,664           0.13        0.02724
International Small Cap        10,387,749           0           0.00        0.00150
Japanese Value Equity              61,174       1,972           3.22        0.72762
Latin American                     75,900       7,971          10.50        0.89290
Money Market                            0           0           0.00        0.00000
Municipal Money Market                  0           0           0.00        0.00000
Small Company Growth              700,695           0           0.00        0.01691
Technology                         99,160           0           0.00        0.26561
U.S. Real Estate                  902,106           0           0.00        0.00861
U.S. Equity Plus                   11,726           0           0.00        0.00000
Value Equity                      213,738      10,211           4.78        0.89253


----------

Note: The Global Franchise Portfolio did not pay any brokerage commissions for the fiscal year ended December 31, 2001. No information is provided for the China Growth, MicroCap, Mortgage-Backed Securities, Gold or Municipal Bond Portfolios because they were not operational during the fiscal year ended December 31, 2001.

 BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED DECEMBER 31, 2000 AND 1999


                                    FISCAL YEAR ENDED DECEMBER 31, 2000            FISCAL YEAR ENDED DECEMBER 31, 1999
                                  --------------------------------------           -----------------------------------
                                                                                                              MORGAN
                                                            MORGAN                                            STANLEY
PORTFOLIO                            TOTAL               STANLEY & CO.             TOTAL                       & CO.
--------------------------------  ----------             -------------            ----------                 --------
Active International Allocation   $  454,901              $    813                $  472,261                 $  2,982
Asian Equity                         521,333                92,990                   954,117                  165,631
Asian Real Estate                     17,456                 4,092                    29,936                    8,082
Emerging Markets                   6,331,994               203,281                 8,082,739                  307,639
Emerging Markets Debt                      0                     0                         0                        0
Equity Growth                      1,426,900                 1,725                 1,276,547                  121,443
European Real Estate                  36,761                   239                   103,184                    6,577
European Value Equity                185,744                11,071                   547,509                   15,863
Fixed Income III                       3,287                     0                         0                        0
Focus Equity                         246,770                   873                   306,306                   20,575
Global Fixed Income II                     0                     0                         5                        0
Global Value Equity                  188,877                21,842                   363,210                   24,249
Gold
High Yield II                            195                     0                       565                       0
International Equity               9,697,862               408,855                 5,660,807                  181,116
International Magnum                 326,452                14,264                   681,129                   77,269
International Small Cap              937,256                     0                   727,604                    6,581
Japanese Value Equity                 51,517                   170                    94,093                   32,567
Latin American                       129,926                   649                   133,838                    1,192
Money Market                               0                     0                         0                        0
Municipal Bond                             0                     0                         0                        0
Municipal Money Market                     0                     0                         0                        0
Small Company Growth                 262,305                   212                   158,925                   16,527
Technology                           130,908                   366                    82,051                    2,468
U.S. Real Estate                     998,700                   987                   851,550                        0
U.S. Equity Plus                      38,144                     0                    93,874                        0
Value Equity                         102,987                 1,029                    96,861                   30,805


----------

Note: No information is provided for the China Growth, MicroCap, Mortgage-Backed Securities, Gold or Global Franchise Portfolios because they were not operational during the fiscal years ended December 31, 1999 and 2000.


----------

DIRECTED BROKERAGE. During the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                                          AGGREGATE DOLLAR AMOUNT OF
                                                       BROKERAGE COMMISSIONS DIRECTED     TRANSACTIONS FOR WHICH SUCH
                                                        IN CONNECTION WITH RESEARCH        COMMISSIONS WERE PAID FOR
                                                        SERVICES PROVIDED FOR FISCAL    FISCAL YEAR ENDED DECEMBER 31,
PORTFOLIO                                               YEAR ENDED DECEMBER 31, 2001                 2001
----------                                             ------------------------------   ------------------------------
Active International Allocation Portfolio                     $   14,689.80                     $  155,484,710
Asian Equity Portfolio                                             8,121.75                          2,949,357.11
Asian Real Estate Portfolio                                            0                                 0
Emerging Markets Debt Portfolio                                        0                                 0
Emerging Markets Portfolio                                    49,478,467.25                      5,774,914,527.79
Equity Growth Portfolio                                           94,557.40                         71,756,617.42
European Real Estate Portfolio                                         0                                 0
European Value Equity Portfolio                                    4,931.99                         80,967,863.81
Fixed Income III Portfolio                                             0                                 0
Focus Equity Portfolio                                            11,095.00                          9,491,666.86
Global Fixed Income II Portfolio                                       0                                 0
Global Value Equity Portfolio                                      5,842.13                         60,508,107.12
High Yield II Portfolio                                                0                                 0
International Equity Portfolio                                   585,590.48                      4,809,188,207.64
International Magnum Portfolio                                    14,139.22                        146,846,234.26
International Small Cap Portfolio                                    193.95                        274,215,162.56
Japanese Value Equity Portfolio                                        0                                 0
Latin American Portfolio                                           1,998.82                        218,119,104.30
Money Market Portfolio                                                 0                                 0
Municipal Money Market Portfolio                                       0                                 0
Small Company Growth Portfolio                                     1,475.00                            914,500.00
Technology Portfolio                                               3,105.00                          1,890,854.20
U.S. Real Estate Portfolio                                       102,775.00                         51,537,742.37
Value Equity Portfolio                                                 0                                 0


----------
Note: No information is provided for the China Growth, Gold, MicroCap,
      Mortgage-Backed Securities, or Municipal Bond Portfolios because they were not operational during the last fiscal year ended December 31, 2001. The Global Franchise Portfolio did not pay any commissions for the fiscal year ended December 31, 2001.


REGULAR BROKER-DEALERS. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2001, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                           VALUE OF PORTFOLIO HOLDING


                                                                                    VALUE OF PORTFOLIO HOLDING
PORTFOLIO                                                 REGULAR BROKER-DEALER       AS OF DECEMBER 31, 2001
---------                                              -------------------------    --------------------------
Active International Allocation                        Deutsche National Bank            $       1,573
                                                       HSBC Holdings                     $       4,774
European Value Equity                                  HSBC Holdings                     $         307
Global Value Equity                                    JP Morgan Chase & Co.             $       1,056
                                                       Merrill Lynch &  Co., Inc.        $         599
International Equity                                   Deutsche National Bank            $      22,359
                                                       HSBC Holdings                     $      37,665
International Magnum                                   Deutsche National Bank            $         641
                                                       HSBC Holdings                     $         565
Equity Growth                                          Goldman Sachs & Co.               $       8,177
Focus Equity                                           Goldman Sachs & Co.               $       1,213
Value Equity                                           JP Morgan Chase & Co.             $       5,694
Fixed Income II                                        JP Morgan Chase & Co.             $       2,007
                                                       Goldman Sachs & Co.               $       1,276
                                                       Merrill Lynch & Co., Inc.         $       1,885
Global Fixed Income II                                 Lehman Brothers, Inc.             $          27
                                                       JP Morgan Chase & Co.             $          36
                                                       Goldman Sachs & Co.               $          32
Money Market                                           JP Morgan Chase & Co.             $      99,938
                                                       Deutsche National Bank            $      99,794
                                                       Goldman Sachs & Co.               $      74,862




PORTFOLIO TURNOVER. The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

FUND HISTORY

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 40.5 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures

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with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will only qualify for the dividends-received deduction for corporate shareholders to the extent of the Portfolio's qualifying dividend income and to the extent designated by the Portfolio. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by shareholders on December 31 of that year if the distributions are paid by the Portfolio at any time during the following January.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds 12 months and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

The conversion of Class A shares to Class B shares will not be a taxable event to the shareholder for federal income tax purposes.

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Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.


The Fund may be required to withhold and remit to the U.S. Treasury approximately 30% currently on any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding by the Internal Revenue Service; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

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A Section 1256 position held by a Portfolio will generally be marked-to-market
(I.E., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

In addition, for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular Federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

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Entities or persons who are "substantial users" (or persons related to
"substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The state and local tax consequences of an investment in either the Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for U.S. federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Global Franchise, Global Value Equity, International Equity, European Value Equity, Japanese Value Equity, Asian Equity, Global Fixed Income II, International Fixed Income, International Magnum, International Small Cap, Latin American, Active International Allocation, European Real Estate, Asian Real Estate, Emerging Markets, Emerging Markets Debt, and China Growth Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

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TAXES AND FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAX CONSIDERATIONS

Rules of U.S. state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS


The following shareholders may be deemed to control the following Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of March 31, 2002. For each control person, the following provides the name, address and percentage of outstanding shares of such Portfolio owned.

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 75.07% of such Portfolio's total outstanding shares.

TECHNOLOGY PORTFOLIO: Fidelity Investments Institutional Operations Co., FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 34.93% of such Portfolio's total outstanding shares.

GLOBAL FIXED INCOME II PORTFOLIO: Morgan Stanley Co., FBO Northern Trust as Custodian, P.O. Box 92956, Chicago, IL 60675, owned 54.43% of such Portfolio's total outstanding shares.

EUROPEAN REAL ESTATE PORTFOLIO: United Jewish Appeal Federation of Jewish Philanthropies New York Inc., 130 East 59th Street, New York, NY 10022-1302, owned 35.75% of such Portfolio's total outstanding shares.

INTERNATIONAL MAGNUM PORTFOLIO: Dean Witter Reynolds, Inc., 5 World Trade Center, 6th Floor, New York, NY 10048, owned 29.54% of such Portfolio's total outstanding shares.

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GLOBAL VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co.
FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned
74.58% of such Portfolio's total outstanding shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley Asset Management Inc., Controllers Dept., 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 99.51% of such Portfolio's total outstanding shares.

ASIAN EQUITY PORTFOLIO: Association De Biefsaissance Et De Retraite Des Polleiers De La Communaue, 480 Gilford Street, Suite 200, Montreal, Quebec, Canada, owned 30.87% of such Portfolio's total outstanding shares.

Mac & Co. A/C MSWF 1000242 Mutual Funds Operation, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 43.04% of such Portfolio's total outstanding shares.

FIXED INCOME III PORTFOLIO: Mac & Co., A/C MSWF 1000052, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 35.84% of such Portfolio's total outstanding shares.

FOCUS EQUITY PORTFOLIO: Mac & Co., A/C MSWF 1000192, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 45.37% of such Portfolio's total outstanding shares.

HIGH YIELD II PORTFOLIO: Mac & Co., A/C MSWF 1000132, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 32.39% of such Portfolio's total outstanding shares.

LATIN AMERICAN PORTFOLIO: Morgan Stanley Co., FBO PH Investments LLC, The Pilot House, Lewis Wharf, Boston, MA 02110-3902, owned 72.88% of such Portfolio's total outstanding shares.


PRINCIPAL HOLDERS


The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of March 31, 2002. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned.

GLOBAL FRANCHISE PORTFOLIO: Mount Cuba Center Inc., Suite 1109, 100 West 10th Street, Wilmington, DE 19801, owned 26.26% of such Portfolio's total outstanding Class A shares.

Fred Kavli, 1801 Solar Dr., Suite 250, Oxnard, CA 93030, owned 19.82% of such Portfolio's total outstanding Class A shares.

The Kavli Foundation, 1801 Solar Dr., Suite 250, Oxnard, CA 93030, owned 19.82% of such Portfolio's total outstanding Class A shares.

Bireley's Orange Japan SA, P.O. Box 1134, Panama 1 Republic of Panama, owned 9.12% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Ecological Trust Fund of The Nature Conservancy, 4245 North Fairfax Drive 100, Arlington, VA 22203, owned 5.88% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO 444M Partners LP, 444 Madison Avenue, 18th Fl., New York, NY 10022, owned 25.72% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Henry Gross, 444 Madison Avenue, 18th Fl., New York, NY 10022, owned 25.72% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Julie Revson, 9702 Gayton Road, Richmond, VA 23233, owned 17.26% of such Portfolio's total outstanding Class B shares.

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Morgan Stanley & Co., FBO Diana D. Davis, 4238 Glengary Court NE, Atlanta, GA
30342, owned 15.87% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 15.43% of such Portfolio's total outstanding Class B shares.

EUROPEAN REAL ESTATE PORTFOLIO: United Jewish Appeal Federation of Jewish Philanthropies New York, Inc., 130 East 59th Street, New York, NY 10022-1302, owned 35.75% of such Portfolio's total outstanding Class A shares.

Trustees of Dartmouth College, 7 Lebanon St., Suite 305, P.O. Box 31, Hanover, NH 03755, owned 25.85% of such Portfolio's total outstanding Class A shares.

Plum Coulee Partnership, 499 Park Ave., 26th Floor, New York, NY 10022, owned 12.08% of such Portfolio's total outstanding Class A shares.

Retirement Plan for Employees of United Jewish Appeal Federation of Jewish Affiliated Institutions & Agencies, 130 East 59th Street, New York, NY 10022-1302, owned 10.73% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The CJ Mack Foundation, 91 Sunset Lane, Rye, NY 10580, owned 7.61% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The Cathryn R. Fortune Char., 5505 Lake Washington Blvd. NE, Unit 1D, Kirkland, WA 98033, owned 38.95% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Irene R. Miller, 186 Riverside Drive, Apt. 10E, New York, NY 10024, owned 25.63% of such Portfolio's total outstanding Class B shares.

Nora Effron, 1070 Park Avenue, New York, NY 10128, owned 13.04% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 9.20% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 7.18% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Dean Witter Reynolds Inc., 5 World Trade Center, 6th Floor, New York, NY 10048, owned 29.54% of such Portfolio's total outstanding Class A shares.

Wells Fargo Bank Minnesota NA, P.O. Box 1533, Minneapolis, MN 55480, owned 27.81% of such Portfolio's total outstanding Class A shares.

SBLI USA Mutual Life Insurance, 460 W. 34th St., Suite 800, New York, NY 10001, owned 18.34% of such Portfolio's total outstanding Class A shares.

Ameritas Life Insurance Corp., P.O. Box 81889, Lincoln, NE 68501, owned 8.69% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 80.79% of such Portfolio's total outstanding Class B shares.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO: Puerto Rico Telephone Company, Attn:
Jaime Vila, 1500 Roosevelt Ave., San Juan, Puerto Rico, owned 17.47% of such Portfolio's total outstanding Class A shares.

The Trustees of Columbia University in the City of New York, Attn: Anil Jaisinghani, 475 Riverside Dr., Suite 401, New York, NY 10115, owned 13.97% of such Portfolio's total outstanding Class A shares.

Dean Witter Reynolds Inc., 5 World Trade Center, 6th Floor, New York, NY 10048, owned 11.28% of such Portfolio's total outstanding Class A shares.

CMBL MS Ferron Equity, Attn.: Josephine Glass, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 7.29% of such Portfolio's total outstanding Class A shares

University of Illinois Foundation, 1305 West Green St., Urbana, IL 61801, owned 6.79% of such Portfolio's total outstanding Class A shares.

Sahara Investments LLC, 70 W. Madison, Suite 2000, Chicago, IL 60602, owned 5.34% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 47.39% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Karen Weiss Foundation, c/o Urban Zen LLC, 570 7th Avenue, New York, NY 10018, owned 8.69% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Robert J. Maxwell, IRA Rollover, 336 South Nine Drive, Ponte Vedra, FL 32082, owned 6.76% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Stephen Alderman M.D., IRA, 14 Cole Drive, Armonk, NY 10504, owned 5.01% of such Portfolio's total outstanding Class B shares.

ASIAN EQUITY PORTFOLIO: Mac & Co. Mutual, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 43.04% of such Portfolio's total outstanding Class A shares.

Association De Biefsaissance Et De Retraite Des Pollciers De La Communaue, 480 Gilford Street, Suite 200, Montreal, Quebec, Canada, owned 30.87% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The Pickwick Group LP Intl., 800 Woodlands Parkway, Ste. 118, Ridgeland, MS 39157, owned 15.11% of such Portfolio's total outstanding Class B shares.

Berl Bernhard & Karen Bernhard TTEE, FBO The Berl Bernhard, 1693 Epping Farms Ln., Annapolis, MD 21401, owned 12.63% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 12.63% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Holmes Family Trust, Arthur Logan Harris Holmes, 1701 Monte Viento Drive, Malibu, CA 90265, owned 9.49% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Phyllis Janet Holmes Trustee, Unitrust, 1701 Monte Viento Drive, Malibu, CA 90265, owned 9.33% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Peter A. Fasseas, 1555 North Astor, Chicago, IL 60610, owned 6.59% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Joseph A. Hafner, Jr., Box 2636, Houston, TX 77252, owned 6.37% of such Portfolio's total outstanding Class B shares.

Steve Gerhardt & Julie Gerhardt, 6030 Quail Hill Dr., Cincinnati, OH 45233, owned 6.21% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 22.19% of such Portfolio's total outstanding Class A shares.

Bankers Trust Co. as Custodian for Marriott International Inc. and Savings Plan and Trust, 100 Plaza One, Attn.: Donna Dekowski, Jersey City, NJ 07311-3999, owned 13.74% of such Portfolio's total outstanding Class A shares.

Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 7.41% of such Portfolio's total outstanding Class A shares.

Dean Witter Reynolds Inc., 5 World Trade Center, 6th Floor, New York, NY 10048 owned 5.55% of such Portfolio's total outstanding Class A shares.

Manufacturers Life Insurance Co. USA, 250 Bloor Street East, 7th Floor, Toronto, Ontario, M4W 1E5 Canada, owned 55.63% of such Portfolio's total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 24.99% of such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Factory Mutual Insurance Company, Attn.:
Kimberly Adams, 225 Wyman Street, P.O. Box 9198, Waltham, MA 02454-9198, owned 28.68% of such Portfolio's total outstanding Class A shares.

Trust Company of Illinois, 45 South Park Blvd., Suite 300, Glen Ellyn, IL 60137, owned 8.13% of such Portfolio's total outstanding Class A shares.

Saxon & Co., P.O. Box 77810-1888, Philadelphia, PA 19182, owned 7.74% of such Portfolio's total outstanding Class A shares.

Wells Fargo Bank MN NA, FBO Pine Lake Advisors, P.O. Box 1533, Minneapolis, MN 55480-1533, owned 7.21% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 5.74% of such Portfolio's total outstanding Class A shares.

The Hugh Kaul Foundation, P.O. Box 12365, Birmingham, AL 35243, owned 5.68% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 75.07% of such Portfolio's total outstanding Class B shares.

GE Asset Management Plan, 801 Pennsylvania Ave., Kansas City, MO 64105, owned 6.08% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 5.84% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 61.25% of such Portfolio's total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 7.21% of such Portfolio's total outstanding Class B shares.

Memphis Commerce Square Trust Division, c/o National Trust Bank of Commerce, P.O. Box 30010 M02-1, Durham, NC 27702-3010, owned 5.30% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Morgan Stanley Asset Mgmt. For The Account Of Hubbell Inc., Attn.: John Lan 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 22.71% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 11.82% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 10.46% of such Portfolio's total outstanding Class A shares.

SEI Trust Company, c/o Webster Trust, Attn.: Mutual Funds Admin., One Freedom Valley Drive, Oaks, PA 19456, owned 7.97% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 5.24% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 67.65% of such Portfolio's total outstanding Class B shares.

FNB Nominee Co., c/o First Commonwealth Trust, 614 Philadelphia St., Indiana, PA 15701, owned 9.21% of such Portfolio's total outstanding Class B shares.

Brown and Caldwell Savings Plan, c/o JP Morgan Chase as Directed Trustee, P.O. Box 419784, Kansas City, MO 64141-6784, owned 7.84% of such Portfolio's total outstanding Class B shares.

JP Morgan Chase Bank as Trustee for Magnetek Flexcare Plus, c/o JP Morgan/American Century, P.O. Box 419784, Kansas City, MO 64141-6784, owned 5.49% of such Portfolio's total outstanding Class B shares.

FIXED INCOME III PORTFOLIO: Mac & Co. A/C MSWF1000052, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 35.84% of such Portfolio's total outstanding Class A shares.

Mac & Co. A/C MSWF4000052, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 10.29% of such Portfolio's total outstanding Class A shares.

Fleet National Bank, Attn.: 0001396250, P.O. Box 92800, Rochester, NY 14692-8900, owned 7.30% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Burton D. Cohen, 3912 Zenith Ave., South Minneapolis, MN 55410, owned 21.40% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Marks Hinton Jr. IRA R/O, 49 Briar Hollow Lane, 1705, Houston, TX 77027-9309, owned 11.58% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Leonard M. Landsbaum TEE U A DTD 1/28/00, 8024 Clayton Lane Court, St. Louis, MO 63105, owned 10.31% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Annmarie DeMartino IRA Rollover, 420 Avenue L, Brooklyn, NY 11230, owned 8.30% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Joan H. Giblichman IRA, 3860 Mission Hills Road S., Northbrook, IL 60062, owned 6.91% of such Portfolio's total outstanding Class B shares.

Daniel D. Moseley, Apt. E 1-3, 400 Webber Road, Spartanburg, SC 29307, owned 5.34% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Thane T. Sponsel Jr. TTEE U A D 4/14/94, 909 Fannin, Suite 3500, Houston, TX 77010, owned 5.19% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Thane T. Sponsel Jr. TTEE U A D 4/14/94, 909 Fannin, Suite 3500, Houston, TX 77010, owned 5.19% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO George D. Johnson IRA, Attn.: Dan Breeden, P.O. Box 3524, Spartanburg, SC 29304, owned 5.11% of such Portfolio's total outstanding Class B shares.

GLOBAL FIXED INCOME II PORTFOLIO: Morgan Stanley & Co., FBO Northern Trust as Custodian, P.O. Box 92956, Chicago, IL 60675, owned 54.43% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Employee Savings Plan of National Bulk Carriers,
Attn.: David Fey, 605 Third Ave., 33rd Floor, New York, NY 10158, owned 20.84% of such Portfolio's total outstanding Class A shares.

Two Ten International Footwear Foundation Inc., 1466 Main Street, Waltham, MA 02451, owned 6.82% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Alan Brenninkmeyer, Attn.: Coleen Waldron, 1114 6th Ave., Suite 2802, New York, NY 10036, owned 5.84% of such Portfolio's total outstanding Class A shares.

George N. Fugelsang & Susan P. Fugelsang, 17 Calhoun Dr., Greenwich, CT 06831, owned 79.31% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Anthony F. Rowland, 1114 Avenue of the Americas, 2702, New York, NY 10036, owned 20.69% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Jupiter & Co., c/o Investors Bank & Trust, P.O. Box 9130FPG90, Boston, MA 02117-9130, owned 20.91% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 12.24% of such Portfolio's total outstanding Class A shares.

Healthone, Unit 217, 600 South Cherry St., Denver, CO 80246, owned 5.96% of such Portfolio's total outstanding Class A shares.

Fleet National Bank, P.O. Box 92800, Rochester, NY 14692-8900, owned 5.86% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO R. Kingman Webster DEE Webster Charitable Reminder Unitrust, 5 Tamys Lane, Andover, MA 01810, owned 5.71% of such Portfolio's total outstanding Class A shares.

Joelson Foundation, CO Mitchell, 190 Whitehall Blvd., Garden City, NJ 11530, owned 5.55% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 74.58% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Commonwealth of Pennsylvania Public School Employees Retirement, 5 North 5th St., Harrisburg, PA 17101, owned 7.41% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94101, owned 7.10% of such Portfolio's total outstanding Class A shares.

Global Opportunistic Fund Inc., 1221 Avenue of the Americas, New York NY 10020, owned 5.90% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 5.73% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 65.86% of such Portfolio's total outstanding Class B shares.

CAPINCO, c/o Firstar Trust Company, P.O. Box 1787, Milwaukee, WI 53201-1787, owned 13.32% of such Portfolio's total outstanding Class B shares.

HIGH YIELD II PORTFOLIO: Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 32.39% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 16.75% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Janx Partners LP III, Attn.: John Naporano, One Gateway Center, Suite 900, Newark, NJ 07102, owned 7.59% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Universal Computer Consulting, 300 Delaware Ave., Ste. 1704, Wilmington, DE 19801, owned 55.85% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Joseph M. Mansour, P.O. Box 160834, Austin, TX 78716, owned 6.72% of such Portfolio's total outstanding Class B shares.

EUROPEAN VALUE EQUITY PORTFOLIO: Morgan Stanley & Co., FBO RVP Development Corporation, 20 Monroe Ave. NW, Suite 450, Grand Rapids, MI 49503, owned 8.22% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Corestates Bank TTEE for Defined Benefit Master Plan, 1525 W. Wt. Harris Blvd., CMG1151, Charlotte, NC 28262, owned 5.42% of such Portfolio's total outstanding Class A shares.

Trustee of The Gretzky Trust of 1989, 650 North Sepulveda Blvd., Los Angeles, CA 90049, owned 42.83% of such Portfolio's total outstanding Class B shares.

Karen Zateslo Gray Cust. for John David Gray under IL UGMA, 301 N. Sheridan Rd., Lake Forest, IL 60045, owned 14.23% of such Portfolio's total outstanding Class B shares.

Dr. Martin B. Meyerson Acct. II International, 1601 Landfall Dr., Wilmington, NC 28405-4255, owned 11.63% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Sandra Titus McKinstry, 7135 S. Locust Circle, Englewood, CO 80112, owned 10.51% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 9.22% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: Bell Atlantic Master Trust, 695 Main Street, Suite 600, Stamford, CT 06901-2138, owned 25.12% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 24.82% of such Portfolio's total outstanding Class A shares.

Wellesley College, Attn.: Robert Bower, 139 Green Hall, Wellesley, MA 02481, owned 13.21% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94101, owned 13.07% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 35.63% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Bartlett Company, Ste. 600, 4800 Main St., Kansas City, MO 64112, owned 27.69% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO FFP Investments Ltd., Suite 101, San Antonio, TX 78209, owned 27.68% of such Portfolio's total outstanding Class B shares.

Paul E. Hellmers & H. Anthony Hellmers, c/o Centre Solutions, One Chase Manhattan Plaza, New York, NY 10005, owned 5.22% of such Portfolio's total outstanding Class B shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley Asset Management Inc., Controllers Dept., 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 99.51% of such Portfolio's total outstanding Class A shares.

Ned McCarthy Trust, 3 Sugar Maple Lane, Hanover, NH 03755, owned 25.63% of such Portfolio's total outstanding Class B shares.

JAPANESE VALUE EQUITY PORTFOLIO: National Investors Services Corp. for the Exclusive Benefit of Our Customers, 55 Water Street, New York, NY 10041, owned 11.39% of such Portfolio's total outstanding Class A shares.

Retired Staff Benefits Investment Accts. of The International Monetary Fund, 700 19th St. NW, Washington, DC 20431, owned 11.09% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Arci Pty. Limited, Level 29, 50 Bridge Street, Sydney NSW 2000, owned 26.89% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Bartlett and Company, Ste. 600, 4800 Main St., Kansas City, MO 64112, owned 25.51% of such Portfolio's total outstanding Class B shares.

Jerome R. Shusterman, P.O. Box 699, Tulsa, OK 74101-0699, owned 15.55% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Pickwick Group LP Intl., 800 Woodlands Pky., Ste. 118, Ridgeland, MS 39157, owned 12.24% of such Portfolio's total outstanding Class B shares.

Trustee of The Gretzky Trust of 1989, 650 North Sepulveda Blvd, Los Angeles, CA 90049, owned 6.91% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Fred Middleton, 545 El Cerrito Ave., Hillsborough, CA 94010, owned 6.27% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94101, owned 16.47% of such Portfolio's total outstanding shares.

Carnegie Corp. of New York, Vice President & Chief Investment Office, Attn.:
Ellen Shuman, 437 Madison Ave., New York, NY 10022, owned 7.68% of such Portfolio's total outstanding shares.

Trustees of Boston College, Attn.: Paul Haran Assoc. Treasurer, St. Thomas More Hall, 310, Chestnut Hill, MA 02167-3819, owned 5.66% of such Portfolio's total outstanding shares.

Dean Witter Reynolds Inc., 5 World Trade Center, 6th Floor, New York, NY 10048, owned 5.22% of such Portfolio's total outstanding shares.

LATIN AMERICAN PORTFOLIO: Morgan Stanley & Co., FBO PH Investments LLC, The Pilot House, Lewis Wharf, Boston, MA 02110, owned 72.88% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94101, owned 6.33% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Michael E. Hora Revocable Trust, Laughing Acres, 2970
N. Lake Shore Drive, 19B C, Chicago, IL 60657, owned 41.20% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Fred Middleton, 545 El Cerrito Ave., Hillsborough, CA 94010, owned 36.19% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Fleur Cates Netanyahu, 45 East 62nd Street, owned 19.90% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 45.37% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Hullbridge Investments-Pledgor, Attn: Abdulaziz S. Al-Saleh, P.O. Box 94697, Riyadh 11614 FF 00000, owned 5.53% such Portfolio's total outstanding Class A shares.

US REAL ESTATE PORTFOLIO: Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 14.51% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 9.39% of such Portfolio's total outstanding Class A shares.

Commonwealth of Pennsylvania Public School Employee Retirement, 5 North 5th St., Harrisburg, PA 17101, owned 5.25% of such Portfolio's total outstanding Class A shares.

Merrill Lynch Trust Co., FBO Qualified Retirement Plans, 265 Davidson Ave., 4th Flr., Somerset, NJ 08873, owned 43.54% of such Portfolio's total outstanding Class B shares.

The Union Central Life Insurance Co., 1876 Waycross Rd., Cincinnati, OH 45240, owned 14.74% of such Portfolio's total outstanding Class B shares.

Putnam Fiduciary Trust Company, Ball Horticultural Co., Inc., Attn: DC Plan Admin. Team, One Investors Way MS NG3, Norwood, Ma 02062, owned 8.78% of such Portfolio's total outstanding Class B shares.

TECHNOLOGY PORTFOLIO: Fidelity Investments Operations Co., FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 34.93% of such Portfolio's total outstanding Class A shares.

Bank of New York, Attn: Ellie Whalen, One Wall Street, 12th Floor, New York, NY 10286, owned 15.27% of such Portfolio's total outstanding Class A shares.

Trowe Price Trust Co., P.O. Box 17215, Baltimore, MD 21297, owned 12.36% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Cynthia K. Scruggs IRA, 3743 Carlon St., Houston, TX 77005, owned 7.52% of such Portfolio's total outstanding Class B shares.

The Northern Trust as TTEE, FBO Nestle 401K Savings Plan-DV, P.O. Box 92956, Chicago, IL 60675, owned 6.76% of such Portfolio's total outstanding Class B shares.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the Portfolios' past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio, except the Money Market and Municipal Money Market Portfolios, may advertise total return for each class of shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.


The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the one year, five year and ten year periods ended December 31, 2001 and for the period from inception through December 31, 2001 are as follows:



                                                                           AVERAGE          AVERAGE
                                                                         ANNUAL FIVE       ANNUAL TEN      AVERAGE ANNUAL
NAME OF PORTFOLIO+                    INCEPTION DATE      ONE YEAR          YEARS            YEARS        SINCE INCEPTION
---------------------------------  -------------------  ------------  ----------------  ---------------  ----------------
Active International Allocation
   Class A                                1/17/92          -17.63%           3.14%            N/A              5.88%
   Class B                                1/02/96          -17.81%           2.96%            N/A              3.97%
Asian Equity
   Class A                                7/01/91           -3.69%         -13.87%           1.06%             1.71%
   Class B                                1/02/96           -3.89%         -14.13%            N/A            -11.49%
Asian Real Estate
   Class A                               10/01/97          -14.91%            N/A             N/A             -5.89%
   Class B                               10/01/97          -15.18%            N/A             N/A             -6.18%
Emerging Markets
   Class A                                9/25/92           -4.42%          -2.66%            N/A              4.26%
   Class B                                1/02/96           -4.71%          -2.91%            N/A             -0.69%
Emerging Markets Debt
   Class A                                2/01/94           10.57%           4.16%            N/A              9.37%
   Class B                                1/02/96           10.50%           3.96%            N/A             10.33%
Equity Growth
   Class A                                4/02/91          -14.97%          10.38%          13.65%            13.91%
   Class B                                1/02/96          -15.26%          10.08%            N/A             13.20%
European Value Equity
   Class A                                4/02/93          -13.47%           5.35%            N/A             11.24%
   Class B                                1/02/96          -13.71%           5.09%            N/A              7.56%
European Real Estate
   Class A                               10/01/97           -7.85%            N/A             N/A              0.74%
   Class B                               10/01/97           -8.08%            N/A             N/A              0.50%
Fixed Income III
   Class A                                5/15/91            9.08%           7.13%           7.37%             7.77%
   Class B                                1/02/96            8.86%           6.97%            N/A              6.53%
Focus Equity
   Class A                                3/08/95          -15.22%          11.02%            N/A             19.42%
   Class B                                1/02/96          -15.45%          10.75%            N/A             15.12%

                                       78

                                                                           AVERAGE          AVERAGE
                                                                         ANNUAL FIVE       ANNUAL TEN      AVERAGE ANNUAL
NAME OF PORTFOLIO+                    INCEPTION DATE      ONE YEAR          YEARS            YEARS        SINCE INCEPTION
---------------------------------  -------------------  ------------  ----------------  ---------------  ----------------
Global Franchise Portfolio
   Class A                               11/28/01            4.80%(PTD)       N/A             N/A              4.80%
   Class B                               11/28/01            4.60%(PTD)       N/A             N/A              4.60%
Global Value Equity
   Class A                                7/15/92           -8.36%           8.60%            N/A             13.48%
   Class B                                1/02/96           -8.58%           8.30%            N/A             10.47%
Global Fixed Income II
   Class A                                5/01/91           -0.36%           1.65%           4.05%             5.23%
   Class B                                1/02/96           -0.54%           1.47%            N/A              2.23%
High Yield II
   Class A                                9/28/92           -4.31%           1.73%            N/A              6.72%
   Class B                                1/02/96           -5.02%           1.36%            N/A              3.40%
International Equity
   Class A                                8/04/89           -9.74%           9.09%          12.75%            10.85%
   Class B                                1/02/96           -9.83%           8.99%            N/A             10.53%
International Magnum
   Class A                                3/15/96          -18.71%           0.77%            N/A              2.05%
   Class B                                3/15/96          -18.87%           0.51%            N/A              1.78%
International Small Cap
   Class A                               12/15/92           -5.94%           5.71%            N/A             10.36%
Japanese Value Equity
   Class A                                4/25/94          -29.96%          -2.87%            N/A             -2.74%
   Class B                                1/02/96          -30.15%          -3.19%            N/A             -2.94%
Latin American
   Class A                                1/18/95           -1.48%           4.65%            N/A              7.99%
   Class B                                1/02/96           -1.77%           4.45%            N/A              9.99%
Money Market
   Class A                               11/15/88            3.82%          27.72%          56.24%            97.13%
   Class B                                 N/A                N/A             N/A             N/A               N/A
Municipal Money Market
   Class A                                2/10/89            2.23%          15.61%          31.83%            52.34%
   Class B                                 N/A                N/A             N/A             N/A               N/A
Small Company Growth
   Class A                               11/01/89          -12.18%          18.00%          10.83%            14.40%
   Class B                                1/02/96          -12.35%          17.68%            N/A             15.20%
Technology
   Class A                                9/16/96          -47.89%          17.30%            N/A             17.77%
   Class B                                9/16/96          -47.99%          17.04%            N/A             17.53%
U.S. Real Estate
   Class A                                2/24/95            9.27%           9.33%            N/A             15.21%
   Class B                                1/02/96            8.78%           9.00%            N/A             13.41%
Value Equity
   Class A                                1/31/90           -1.55%          12.77%          13.84%            12.88%
   Class B                                1/02/96           -1.89%          12.45%            N/A             13.45%


----------


+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2001. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.


These figures were calculated according to the following formula:

                  P(1+T)TO THE POWER OF n = ERV

where:


           P        =     a hypothetical initial payment of $1,000

           T        =     average annual total return
           n        =     number of years

           ERV      =     ending redeemable value of hypothetical  $1,000
                          payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Fund's Portfolios for the one year, five year and ten year periods ended December 31, 2001 and for the period from inception through December 31, 2001 are as follows:



                                                                           AVERAGE          AVERAGE          AVERAGE
                                                                         ANNUAL FIVE       ANNUAL TEN      ANNUAL SINCE
NAME OF PORTFOLIO+                    INCEPTION DATE      ONE YEAR          YEARS            YEARS          INCEPTION
---------------------------------  -------------------  ------------  ----------------  ---------------  ----------------
Active International Allocation
   Class A                                1/17/92          -18.17%           0.54%            N/A              3.59%
Asian Equity
   Class A                                7/01/91           -3.94%         -14.29%           0.22%             0.59%
Asian Real Estate
   Class A                               10/01/97          -15.97%            N/A             N/A             -7.21%
Emerging Markets
   Class A                                9/25/92           -4.42%          -4.23%            N/A              2.83%
Emerging Markets Debt
   Class A                                2/01/94            7.39%          -4.11%            N/A              0.26%
Equity Growth
   Class A                                4/02/91          -15.06%           8.30%          10.64%            11.08%
European Real Estate
   Class A                               10/01/97           -8.82%            N/A             N/A             -0.05%
European Value Equity
   Class A                                4/02/93          -15.17%           2.12%            N/A              8.54%
Fixed Income III
   Class A                                5/15/91            6.70%           4.59%           4.37%             5.13%
Focus Equity
   Class A                                3/08/95          -15.63%           6.15%            N/A             13.52%
Global Franchise
   Class A                               11/28/01            4.80%(PTD)       N/A             N/A              4.80%(PTD)
Global Fixed Income II
   Class A                                5/01/91           -0.36%           0.82%           2.71%             3.58%
Global Value Equity
   Class A                                7/15/92           -8.76%           6.15%            N/A             10.94%
High Yield II
   Class A                                9/28/92           -8.26%          -2.12%            N/A              2.69%
International Equity
   Class A                                8/04/89          -10.73%           6.58%          10.56%             8.99%
International Magnum
   Class A                                3/15/96          -18.90%          -0.11%            N/A              1.17%
International Small Cap
   Class A                               12/15/92           -7.88%           3.34%            N/A              8.66%
Japanese Value Equity
   Class A                                4/25/94          -30.41%          -4.81%            N/A             -4.76%
Latin American
   Class A                                1/18/95           -2.07%           1.51%            N/A              4.75%
Money Market
   Class A                               11/15/88            2.24%           2.99%           2.76%             3.39%
Municipal Money Market
   Class A                                2/10/89            1.30%           1.76%           1.70%             2.13%
Small Company Growth
   Class A                               11/01/89          -12.19%          11.20%          10.83%            10.56%
Technology
   Class A                                9/16/96          -48.43%          12.61%            N/A             13.32%
U.S. Real Estate
   Class A                                2/24/95            6.63%           6.05%            N/A             11.67%

                                       80

                                                                           AVERAGE          AVERAGE          AVERAGE
                                                                         ANNUAL FIVE       ANNUAL TEN      ANNUAL SINCE
NAME OF PORTFOLIO+                    INCEPTION DATE      ONE YEAR          YEARS            YEARS          INCEPTION
---------------------------------  -------------------  ------------  ----------------  ---------------  ----------------
Value Equity
   Class A                                1/31/90           -2.94%           7.41%           9.59%             9.08%


----------


+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2001. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.



These figures were calculated according to the following formula:

                  P(1+T)TO THE POWER OF n = ATV(D)
where:

           P             =     a hypothetical initial payment of $1,000

           T             =     average annual total return (after taxes on
                               distributions)

           n             =     number of years

           ATV(D)        =     ending value of a hypothetical $1,000 payment
                               made at the beginning of the 1-, 5-, or  10-year
                               periods  at the end of the 1-,  5-,  or 10-year
                               periods (or fractional  portion  thereof), after
                               taxes on fund  distributions  but not after taxes
                               on  redemption,  and assuming all dividends and
                               distributions,  less the  taxes  due on such
                               distributions,    are   reinvested.   Taxes   are
                               calculated using the highest individual  marginal
                               federal   income  tax  rates  in  effect  on  the
                               reinvestment date.

The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Fund's Portfolios for the one year, five year and ten year periods ended December 31, 2001 and for the period from inception through December 31, 2001 are as follows:



                                                                          AVERAGE         AVERAGE         AVERAGE
                                                                        ANNUAL FIVE      ANNUAL TEN     ANNUAL SINCE
NAME OF PORTFOLIO+                    INCEPTION DATE     ONE YEAR          YEARS           YEARS         INCEPTION
---------------------------------  -------------------  ------------  ----------------  ---------------  ----------------
Active International Allocation
   Class A                                1/17/92          -10.74%           1.78%            N/A              4.02%
Asian Equity
   Class A                                7/01/91           -2.25%         -10.39%           1.12%             1.38%
Asian Real Estate
   Class A                               10/01/97           -9.08             N/A             N/A             -5.21%
Emerging Markets
   Class A                                9/25/92           -2.69%          -2.97%            N/A              2.80%
Emerging Markets Debt
   Class A                                2/01/94            6.44%          -0.92%            N/A              2.91%
Equity Growth
   Class A                                4/02/91           -8.95%           7.97%          10.17%            10.56%
European Real Estate
   Class A                               10/01/97           -4.77%            N/A             N/A              0.29%
European Value Equity
   Class A                                4/02/93           -7.53%           3.73%            N/A              8.69%
Fixed Income III
   Class A                                5/15/91            5.48%           4.43%           4.32%             4.99%
Focus Equity
   Class A                                3/08/95           -8.85%           7.04%            N/A             13.57%
Global Franchise
   Class A                               11/28/01            4.80%(PTD)       N/A             N/A              4.80%(PTD)
Global Fixed Income II
   Class A                                5/01/91           -0.22%           0.91%           2.69%             3.43%
Global Value Equity

                                       81

                                                                          AVERAGE         AVERAGE         AVERAGE
                                                                        ANNUAL FIVE      ANNUAL TEN     ANNUAL SINCE
NAME OF PORTFOLIO+                    INCEPTION DATE     ONE YEAR          YEARS           YEARS         INCEPTION
---------------------------------  -------------------  ------------  ----------------  ---------------  ----------------
   Class A                                7/15/92           -5.10%           6.49%            N/A             10.54%
High Yield II
   Class A                                9/28/92           -2.54%          -0.32%            N/A              3.53%
International Equity
   Class A                                8/04/89           -5.73%           7.00%          10.22%             8.69%
International Magnum
   Class A                                3/15/96          -11.40%           0.51%            N/A              1.51%
International Small Cap
   Class A                               12/15/92           -4.32%           3.88%            N/A              8.19%
Japanese Value Equity
   Class A                                4/25/94          -18.17%          -3.12%            N/A             -2.99%
Latin American
   Class A                                1/18/95           -0.92%           2.36%            N/A              5.10%
Money Market
   Class A                               11/15/88            2.24%           2.99%           2.76%             3.39%
Municipal Money Market
   Class A                                2/10/89            1.30%           1.76%           1.70%             2.13%
Small Company Growth
   Class A                               11/01/89           -7.42%          11.83%           6.92%            10.63%
Technology
   Class A                                9/16/96          -28.43%          13.53%            N/A             14.04%
U.S. Real Estate
   Class A                                2/24/95            6.29%           5.97%            N/A             10.90%
Value Equity
   Class A                                1/31/90           -0.51%           8.65%           9.93%             9.33%


----------


+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2001. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.



These figures were calculated according to the following formula:

                  P(1+T)TO THE POWER OF n = ATV(DR)
where:

           P              =    a hypothetical initial payment of $1,000

           T              =    average annual total return (after taxes on
                               distributions and redemption)

           n              =    number of years

           ATV(DR)        =    ending value of a hypothetical $1,000 payment
                               made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and after taxes on the sale of fund shares, assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Ending value is calculated by subtracting capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses resulting from the redemption. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date and the highest federal individual capital gains tax rate for gains in effect on the redemption date.


CALCULATION OF YIELD FOR NON-MONEY MARKET PORTFOLIOS

From time to time certain of the Fund's Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


The respective current yields for certain of the Fund's Portfolios for the 30-day period ended December 31, 2001 were as follows:



                                                                                               CLASS A      CLASS B
PORTFOLIO NAME                                                                                 SHARES       SHARES
--------------                                                                                ---------    --------
Emerging Markets Debt                                                                           6.93%         6.62%
Fixed Income III                                                                                3.99%         3.87%
Global Fixed Income II                                                                          3.11%         2.97%
High Yield II                                                                                  11.76%        11.59%


These figures were obtained using the following formula:

         Yield    =   2[(a - b + 1)TO THE POWER OF 6 - 1]
                      -----------------------------------
                                     cd

CALCULATION OF YIELD FOR MONEY MARKET PORTFOLIOS


The current yield of the Money Market and Municipal Money Market Portfolios is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. The current yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2001 were 1.48% and 1.20%, respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2001 were 1.49% and 1.21%, respectively.


The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

TAXABLE EQUIVALENT YIELDS FOR THE MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

         Tax Free Yield           =    Your Taxable Equivalent Yield
         --------------
         1 - Your Tax Bracket

For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.


The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 2001 under the Internal Revenue Code. There can, of course, be no guarantee that the Municipal Money Market Portfolio will achieve a specific yield. Also, it is possible that some portion of the Portfolio's dividends may be subject to Federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.


                         TAXABLE EQUIVALENT YIELD TABLE


         SAMPLE LEVEL OF            FEDERAL
         TAXABLE INCOME             INCOME                      TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
         --------------               TAX                       ------------------------------------------------------
 JOINT RETURN       SINGLE RETURN   BRACKETS    3%       4%        5%         6%        7%        8%         9%       10%       11%
----------------  ----------------  -------  -------  -------  ---------  ---------  --------  --------  ---------  -------  -------
$0-42,350           $0-25,350         15.0%     3.5%     4.7%      5.9%       7.1%      8.2%      9.4%      10.6%     11.8%    12.9%
42,350-102,300      25,350-61,400     28.0      4.2      5.6       6.9        8.3       9.7      11.1       12.5      13.9     15.3
102,300-155,950     61,400-128,100    31.0      4.3      5.8       7.2        8.7      10.1      11.6       13.0      14.5     15.9
155,950-278,450     128,100-278,450   36.0      4.7      6.3       7.8        9.4      10.9      12.5       14.1      15.6     17.2
over 278,450        over 278,450      39.1      5.0      6.6       8.3        9.9      11.6      13.2       14.9      16.6     18.2


----------

Note: Net amount subject to 2001 Federal Income Tax after deductions and exemptions, not indexed for 2000 income tax rates.



The taxable equivalent yield for the Municipal Money Market Portfolio for the seven days ended December 31, 2001 assuming a Federal income tax rate of 39.1% (maximum rate), was 1.97%. The taxable equivalent effective yield for the Money Market for the seven days ended December 31, 2001, assuming the same tax rate, was 1.99%.


GENERAL PERFORMANCE INFORMATION

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices to which the performance of the Portfolios may also be compared. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley & Co. clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in their advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley & Co.; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios' advertisements may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C -- The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 -- favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1
("Pl") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+ -- very strong capacity to pay principal and interest; SP-2 -- strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1 -- this designation indicates the degree of safety regarding timely payment is strong.

                              FINANCIAL STATEMENTS


The Fund's audited financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Mortgage-Backed Securities, Gold and MicroCap Portfolios had not commenced operations or were not operational as of December 31, 2001. On February 14, 2001 the shareholders of the U.S. Equity Plus Portfolio redeemed the outstanding shares as of that date and the Portfolios ceased operations.

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                            PART C. OTHER INFORMATION

ITEM. 23. EXHIBITS

     (a)(1) Registrant's Articles of Amendment and Restatement, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No.
0000912057-95-008594) on October 13, 1995.

     (a)(2) Registrant's Articles Supplementary to Registrant's Articles of Amendment and Restatement (reclassifying shares), incorporated by reference to
Exhibit 1(b) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24, 1996.

     (a)(3) Registrant's Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding new Technology Portfolio), incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24, 1996.

     (a)(4) Registrant's Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio), incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-98-008051)on February 27, 1998.

     (a)(5) Registrant's Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios), incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 00001047469-98-008051) on February 27, 1998.

     (a)(6) Registrant's Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio), incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 00001047469-98-008051) on February 27, 1998.

     (a)(7) Registrant's Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding new Global Franchise Portfolio), incorporated herein by reference to exhibit (a)(7) to Post Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-01-540924) on November 26, 2001.

     (a)(8) Articles of Amendment to Registrant's Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio), incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form

N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

     (a)(9) Articles of Amendment to Registrant's Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio), incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

     (a)(10) Articles of Amendment to Registrant's Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.), incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

     (a)(11) Articles of Amendment to Registrant's Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio), incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession NO. 0000912057-00-02610) on May 1, 2000.

     (a)(12) Articles of Amendment to Registrant's Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio), incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession NO. 0000912057-01-511512) on April 30, 2001.

     (b) Amended and Restated By-Laws, incorporated by reference to exhibit (b) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-01-540924) on November 26, 2001.

     (c)(1) Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares incorporated by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to Registrant's Registration Statement (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13, 1995 and Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to Registrant's Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997.

     (c)(2) Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares incorporated by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to Registrant's Registration Statement (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13, 1995 and Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to Registrant's Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997.

     (d)(1) Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc., incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on January 27, 1999.

     (d)(2) Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. (adding the U.S. Equity Plus Portfolio), is incorporated by reference to Exhibit 5(q) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-98-008051) on February 27, 1998.

     (d)(3) Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. (adding the Asian and European Real Estate Portfolios), is incorporated by reference to Exhibit 5(r) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-98-008051) on February 27, 1998.

     (d)(4) Amendment to Investment Advisory Agreement between Registrant and MSDW Investment Management (reducing the annual advisory fee payable by the Emerging Markets Debt Portfolio of the Fund from 1.00% to 0.75%), incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession NO. 0000912057-00-020610) on May 1, 2000.

     (d)(5) Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Investment Management Inc. (adding Global Franchise Portfolio), incorporated herein by reference to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-01-540924) on November 26, 2001.

     (d)(6) Sub-Advisory Agreement between MSDW Investment Management and Morgan Stanley Dean Witter Advisors Inc. (with respect to the Money Market and Municipal Money Market Porfolios), incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-00-020610) on May 1, 2000.

     (e)(1) Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated., incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

     (e)(2) Supplement to Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated, incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-007390) on April 30, 1996.

     (f) Not applicable.

     (g)(1) Mutual Fund Domestic Custody Agreement between Registrant and United States Trust Company, incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) August 1, 1995.

     (g)(2) International Custody Agreement between Registrant and Morgan Stanley Trust Company, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

     (g)(3) Amendment to International Custody Agreement between Registrant and Morgan Stanley Trust Company, incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24, 1996.

     (g)(4) Amendment to International Custody Agreement between Registrant and The Chase Manhattan Bank, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-00-02610) on May 1, 2000.

     (h)(1) Administration Agreement between Registrant and Morgan Stanley Asset Management Inc., incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

     (h)(2) Administration Agreement between Registrant and United States Trust Company, incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

     (i) Consent of Counsel, filed herewith.

     (j) Consent of Accountants, filed herewith.

     (k) Not applicable.

     (l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1,1995.

     (m)(1) Distribution Plan with respect to the Class B shares (the "Class B Plan") of the Active Country Allocation Portfolio, incorporated by reference to
Exhibit 15 to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997. The following Class B Plans have been omitted because they are substantially identical to the one incorporated by reference herein. The omitted Class B Plans differ from the Class B Plan incorporated by reference herein only with respect to the portfolio to which the Class B Plan relates: Fixed Income, Global Fixed Income, Municipal Bond, Mortgage-Backed Securities, High Yield, Value Equity, Gold, Global Equity, International Equity, Asian Equity, European Equity, Japanese Equity, Latin American, Emerging Markets, Emerging Markets Debt, China Growth, Equity Growth, Emerging Growth, MicroCap, Aggressive Equity, U.S. Real Estate, International Magnum, Technology, U.S. Equity Plus, European Real Estate, Asian Real Estate and Money Market Portfolios.

     (n) Not applicable.

     (o) 18f-3 Plan, incorporated by reference to Exhibit 19 to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-007488) on February 28, 1997.

     (p)(1) Code of Ethics for the Fund, incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession NO. 0000912057-01-511512) on April 30, 2001.

     (p)(2) Code of Ethics for the Advisers and Distributor, incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), filed with the Securities and Exchange Commission via EDGAR (Accession NO. 0000912057-01-511512) on April 30, 2001.

     (q) Powers of Attorney, are filed herewith.

ITEM. 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT. FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON'S CONTROL. FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

     None.

ITEM. 25. INDEMNIFICATION

     STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

     Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation. Insofar as indemnification for liability may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM. 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     (a) DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE

CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE. (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.                                 NAME OF OTHER COMPANY           POSITION WITH OTHER COMPANY
-----------------------------------------------------------------------------------------------------------------
Barton Michael Biggs
Chairman, Director and Managing Director

Mitchell M. Merin                               Morgan Stanley Investment       President, Chief Executive
Director                                        Advisors Inc.                   Officer and Director

                                                Morgan Stanley Dean Witter &    President and Chief Operating
                                                Co.                             Officer of Asset Management

                                                Morgan Stanley                  Chairman, Chief Executive
                                                Distributors Inc. and Morgan    Officer and Director
                                                Stanley Trust FSB

                                                Morgan Stanley Services         President, Chief Executive
                                                Company Inc.                    Officer and Director

                                                Morgan Stanley Funds            President

                                                Morgan Stanley DW Inc.          Executive Vice President and
                                                                                Director

                                                Various MSDW Subsidiaries       Director

                                                Various Van Kampen investment   Trustee
                                                companies

Joseph J. McAlinden                             Morgan Stanley Investment       Executive Vice President and
Chief Investment Officer                        Advisors Inc.                   Chief Investment Officer

                                                Morgan Stanley Funds            Vice President

                                                Morgan Stanley Trust            Director

Rajesh Kumar Gupta                              Morgan Stanley Investment       Senior Vice President, Director
Chief Administrative Officer Investments        Advisors Inc.                   of the Taxable Fixed Income
                                                                                Group and Chief Administrative
                                                                                Officer-Investments

Arthur Lev
General Counsel, Managing Director
and Secretary

James P. Wallin
Chief Compliance Officer and
Executive Director

Alexander C. Frank
Treasurer

     In addition, Morgan Stanley Investment Management Inc. acts as investment adviser or sub-adviser to the following registered investment companies: The Latin American Discovery Fund, Inc.; The Malaysia Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Eastern Europe Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; The Thai Fund, Inc.; The Turkish Investment Fund, Inc.; certain portfolios of The Universal Institutional Funds, Inc.; Morgan Stanley Strategic Adviser Fund, Inc.; AMR Investment Services Trust - Emerging Markets Portfolio; CIGNA Funds Group - Charter Large Company Stock Growth Mutual Fund; Endeavor Series Trust - Endeavor Asset Allocaton Portfolio; Endeavor Series Trust - Endeavor Money Market Portfolio; EQ Advisors Trust - Morgan Stanley Emerging Markets Equity Portfolio; Fifth Third Funds - International Equity Fund; John Hancock Variable Series Trust I -Emerging Markets Equity Portfolio; John Hancock Variable Series Trust I - Real Estate Equity Fund; LSA Variable Series Trust - MSAM Focused Equity Fund; Morgan Stanley European Growth Fund Inc.; Morgan Stanley Growth Fund; Morgan Stanley International Fund; Morgan Stanley International SmallCap Fund; Morgan Stanley Japan Fund, Inc.; Morgan Stanley Pacific Growth Fund, Inc.; Morgan Stanley Real Estate Fund; Morgan Stanley Select Dimensions Investment Series - The Growth Portfolio; Morgan Stanley Tax-Managed Growth Fund; Morgan Stanley Technology Fund; Morgan Stanley Variable Investment Series - European Growth Portfolio; Morgan Stanley Variable Investment Series - Pacific Growth Portfolio; North American Funds - International Equity Fund; Pacific Select Fund - Real Estate Investment Trust ("REIT") Portfolio; Phoenix Edge Series Fund - Morgan Stanley Focus Equity Series; Principal Partners Equity Growth Fund, Inc.; Principal Investors Fund, Inc. - Partners Large Cap Growth Fund I; Principal Investors Fund, Inc. - Partners Mid Cap Blend Fund; Aggressive Growth Account of Principal Variable Contracts Fund, Inc.; Asset Allocation Account of Principal Variable Contracts Fund, Inc.; SEI Institutional International Trust - Emerging Markets Equity Portfolio; SunAmerica Series Trust - International Diversified Equities Portfolio; SunAmerica Series Trust - Worldwide High Income Portfolio; SunAmerica Series Trust - Technology Portfolio; Van Kampen Life Investment Trust - Global Equity Portfolio; Van Kampen Real Estate Securities Fund; Van Kampen Tax Managed Equity Growth Fund; Van Kampen Small Company Growth Fund (has not commenced operations); and certain portfolios of the Van Kampen Series Fund, Inc.

     (b) DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT SUB-ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT SUB-ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS, FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE. (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

     During the last two fiscal years, no director or officer of Morgan Stanley Dean Witter Advisors Inc., the Registrant's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

ITEM. 27. PRINCIPAL UNDERWRITERS

     (a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE REGISTRANT) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING SECURITIES OF THE REGISTRANT ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR OR INVESTMENT ADVISER.

     Morgan Stanley & Co. Incorporated acts as distributor for MORGAN STANLEY INSTITUTIONAL FUND, INC., THE UNIVERSAL INSTITUTIONAL FUNDS, Inc. and MORGAN

STANLEY STRATEGIC ADVISER FUND, Inc., all registered open-end management investment companies.

     (b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE WITH RESPECT TO EACH DIRECTOR, OFFICER OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN ANSWER TO ITEM 20.

                                       POSITION AND
                                       OFFICES WITH
                                       MORGAN STANLEY                            POSITION AND
NAME AND PRINCIPAL BUSINESS ADDRESS    & CO. INCORPORATED                        OFFICES WITH REGISTRANT
-------------------------------------- -----------------------------------       ----------------------------------
Zoe Cruz                               Director
Bruce D. Fiedorek                      Director, Vice Chairman
John P. Havens                         Director
Donald G. Kempf, Jr.                   Director
Tarek F. Abdel-Meguid                  Director
Stephan F. Newhouse                    Director, Co-President and Chief
                                        Operating Officer
Vikram S. Pandit                       Director, Co-President and Chief
                                        Operating Officer
Joseph R. Perella                      Director, Chairman and Chief
                                        Executive Officer
Thierry G. Porre                       Director
Philip J. Purcell                      Director
Robin Roger                            General Counsel and Secretary
Alexander C. Frank                     Treasurer
Robert G. Scott                        Chief Financial Officer

* Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY  10036

ITEM. 28. LOCATION OF ACCOUNTS AND RECORDS

     STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 31(a) OF THE 1940 ACT [15 U.S.C. 80a-30(a)] AND THE RULES UNDER THAT SECTION.

     J.P. Morgan Investor Services Co. (formerly, Chase Global Funds Services Company), Registrant's sub-transfer agent and sub-dividend disbursing agent, P.O. Box 2798, Boston, Massachusetts, 02208-2798, maintains physical possession of each such account, book or other document of the Fund.

     In particular, with respect to the records required by Rule 31a-1(b)(1), J.P. Morgan Investor Services Co. maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and also maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

     In addition, Morgan Stanley Investment Management Inc., Registrant's investment adviser and administrator, 1221 Avenue of the Americas, New York, New York 10020, maintains possession of the Fund's corporate organizational records, in addition to certain other records required by Rule 31a-1(b).

ITEM. 29. MANAGEMENT SERVICES

     PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND'S LAST THREE FISCAL YEARS.

     Not applicable.

ITEM. 30. UNDERTAKINGS

     Not Applicable.

     Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 48 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York on the 30th day of April, 2002.

                                 Morgan Stanley Institutional Fund, Inc..

                                 By: /s/ RONALD E. ROBISON
                                         -------------------------------------
                                         Ronald E. Robison, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.

              SIGNATURE                              TITLE                               DATE
              ---------                              -----                               ----
/s/ RONALD E. ROBISON
---------------------------                        President                        April 30, 2002
Ronald E. Robison

*/s/ BARTON M. BIGGS
---------------------------                   Chairman and Director                  April 30, 2002
Barton M. Biggs

*/s/ JOHN D. BARRETT II
---------------------------                         Director                         April 30, 2002
John D. Barrett II

*/s/ GERARD E. JONES
---------------------------                         Director                         April 30, 2002
Gerard E. Jones

*/s/ JOSEPH J. KEARNS
---------------------------                         Director                         April 30, 2002
Joseph J. Kearns

*/s/ VINCENT R. MCLEAN
---------------------------                         Director                         April 30, 2002
Vincent R. McLean

*/s/ C. OSCAR MORONG
---------------------------                         Director                         April 30, 2002
C. Oscar Morong

*/s/ WILLIAM G. MORTON, JR.
---------------------------                         Director                        April 30, 2002
William G. Morton, Jr.

*/s/ MICHAEL NUGENT
---------------------------                        Director                         April 30, 2002
Michael Nugent

*/s/ FERGUS REID
---------------------------                         Director                         April 30, 2002
Fergus Reid

*/s/ RONALD E. ROBISON
---------------------------                     Attorney-In-Fact
Ronald E. Robison

                                  EXHIBIT INDEX

EX-99 (i)  Consent of Counsel

EX-99 (j)  Consent of Accountants

EX-99 (q)  Powers of Attorney